ANNUAL
        ------------------------------------------------------------------------
        FINANCIAL REPORT
        ------------------------------------------------------------------------
        STI CLASSIC FIXED INCOME FUNDS
        ------------------------------------------------------------------------
        A Family of Mutual Funds
        ------------------------------------------------------------------------




        May 31, 2002


        [STI CLASSIC FUNDS logo omitted]

Dear Valued STI Classic Funds' Shareholder:

The twelve-month period ended May 31, 2002, corresponding to the fiscal year of the STI Classic Funds, was marked by several significant events. Most important was the September 11th Attack on America. The human toll of that tragedy was of course immeasurable. For the financial markets, the attack hastened an end to the recession, as the Federal Reserve lowered interest rates dramatically and provided huge amounts of liquidity. The shift in interest rates meant that longer-term bonds had very satisfactory returns, but the yield on money market funds plummeted. The equity markets initially sold off but then regained ground in a dramatic recovery as consumer spending remained largely intact. After high volatility in both bonds and stocks during Q4-2001, bond prices flattened out after the first of the year and equity prices saw another corrective phase. Thus it was a period of considerable fluctuation and uncertainty, in contrast to the generally benign environment from 1992-1999, which was the longest bull market for stocks in history.

Investment returns in the financial markets were varied during this turbulent 12-month period. Even so, there were distinct opportunities to earn attractive returns. Moreover, investors who chose a balanced diversification strategy utilizing quality bonds and smaller cap stocks were able to come through the year with minimal damage. Illustrating this point, the bellwether equity indices were weak. For the 12 months ended May 31, the S&P 500 Composite Index, which tracks larger companies, declined -13.9% on a total return basis, while the Dow Jones Industrial Average fell -9.0%. The technology-laden NASDAQ was much worse, with a return of -23.4%. International stocks were not a haven either, as the Morgan Stanley EAFE Index declined -9.6%. Cash equivalents such as money market funds were more stable, but hardly lucrative given 12 month returns of the iMoneyNet Financial Money Funds Average of +2.1%. On the positive side, small cap stocks were exceptional as the S&P 600 Smallcap Index rose +9.6% and the S&P 400 Mid-cap Index was modestly positive at +2.4%. Longer maturity bonds did well as shown by the +7.8% return of the Lehman U.S. Government Credit Index. In general, value stocks did better, and small was better; the Russell 2000 Value Index was the best performing well recognized index with its +15.4% increase.

Looking at the performance of the STI Classic Funds, it was a challenging year, but for the most part, very successful. In the Equity funds segment, our value oriented funds, which include the Value Income Stock Fund, the Growth and Income Fund and Small Cap Value Fund, all had excellent results. The Balanced Fund, which invests in a combination of growth equities and quality bonds, also had very good performance within its Lipper peer group. Our Small Cap Growth Stock Fund did extremely well within its peer group and small growth benchmarks. Finally, the large cap oriented Capital Appreciation and International Equity Funds were not immune to weakness but both exceeded their index benchmarks and did well versus peer group competitors. Another bright spot was the STI Classic municipal bond funds; they produced investment returns in a range of 5.2% to 5.6% and were strong in their peer categories; particularly notable was the Investment Grade Tax-Exempt Bond Fund. Less favorable results were posted by STI Classic taxable bond funds. Several of these funds have traditionally invested a meaningful portion of assets in investment-grade corporate bonds. This area of the bond market bore the brunt of the recession and numerous major issuers were stressed by the environment. Despite the setbacks encountered, investors in corporate debt have historically earned very attractive returns when undervalued holdings snap back strongly during economic recoveries. Thus, our bond managers remain positively committed to this strategy in the expectation of being amply rewarded over the next couple of years.

Looking forward, the environment seems weighted with ominous uncertainty, but this has been the case in many prior cycles including the bear markets of 1973-74, 1980, 1987 and 1990-91. Investors seem most acutely concerned about additional terrorist events, corporate governance issues, and the quality of company profits. Obviously no period in investment history has been free of risk, and now is no different. That said, the fact that strong measures are being taken against both ideological terrorism and "corporate accounting terror" means the issues are out in the open, with the possibility of being less bad than worst-case fears. In last year's Annual Report, we warned against having overly optimistic expectations for stock returns, and suggested that a period of below-normal gains was likely in the aftermath of the 1990's boom. That process now seems well underway and the excesses have been significantly corrected with the bursting of the technology stock market bubble and the poor equity returns over the past year. The stock market at approximately 19X twelve-month forward estimated earnings looks reasonably valued. Worth remembering is that the ingredients for a stock market recovery are still in place: modest inflation, very low interest rates, an economy which is on a moderate growth recovery path, benign central bank monetary policy, and a cyclical rebound in corporate profits. Typically some event-unforeseeable now-sparks a return of investor confidence. Thus, we remain reasonably optimistic about the prospects for at least moderate gains from equities over the next year. We are more cautious on the prognosis for bonds. Bond investors face several challenges, including the possibility of a weaker U.S. dollar, incremental government spending on domestic and international security, the likelihood that inflation is already as good as it is going to get, and the impact of an economic rebound on liquidity and monetary policy. Thus, we have gone to a more neutral maturity structure in fixed income funds, while continuing to emphasize corporate and mortgage securities. Finally, with short term rates so low, money market funds seem the least attractive for investors who have a reasonable time horizon and no need for current liquidity.

The investment advisor for the STI Classic Funds, Trusco Capital Management, has many years of proven success. Integral to Trusco's favorable long-term investment performance is adherence to disciplined investment processes, a dedication to independent internal research analysis, and a strong aversion to chasing Wall Street "fads." We thank you, the STI Classic shareholders, for continued confidence in the funds we manage on your behalf.

                                           Sincerely,

                                           /s/Douglas S. Phillips

                                           Douglas S. Phillips, CFA
                                           Chief Investment Officer
                                                                               1

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND
                    ----------------------------------------

The STI Classic Florida Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from federal income taxes for Florida residents with shares themselves expected to be exempt from the Florida intangible personal property tax.

In the municipal bond funds we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Also, we take advantage of changes in yield spread. We buy specific bonds when spreads are trading historically wide and sell when spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credit and avoid those credits that are deteriorating. The underlying concept to all these techniques is to enhance total return without adding risk.

The Fund's Trust class return from June 2001 to May 2002 was 5.88% versus the Lipper Florida Municipal Debt Funds Objective return of 5.49% and the Lehman 10-year Municipal Bond Index return of 6.56%.

The aggressive gains of the 3rd qtr 2001 were quickly and deeply erased by the end of the 4th qtr 2001, as the depths of economic uncertainty became more apparent. Credit concerns tied to fiscal well being of state budgets and revenue flows finally emerged as numerous states and organizations reported strains as a result of September 11th.

Fueled by a flight to quality, the 1st qtr of 2002 municipal yields resumed their dynamic declines especially in the 2 year to 10-year maturity ranges where declines were in excess of 20 basis points per year. The front end began to flatten with most of it coming between 5 and 10 years. December 2001 saw the spread between the 5-year and 10 year at 86 basis points. By the end of March 2002, the spread was only 53 basis points.

Disappointing earnings, accounting irregularities, and increased volatility in corporate-related debt amplified the relative attractiveness and safety of the municipal market during the 2nd quarter of 2002. The municipal curve returned to its steepening ways. The spread between the 5 and 10 year returned to 85 basis points by the end of May 2002.

At the end of May 2002, the spread between the 2 year AAA municipal bond and the 10 year AAA municipal bond was 241 basis points, the spread between the 10 year AAA municipal bond and the 20 year AAA was 86 basis points compared to the 20 to 30 year spread which was only 15 basis points.

Record supply continues to find placement with either non-traditional buyers or the individual investor. The perceived safety of municipal credits continues to lure the disenchanted equity and taxable investors. We continue to emphasis high quality, intermediate bonds. The fund has maintained its barbell distribution.


                                           /s/Ronald H Schwartz

                                           Ronald H Schwartz, CFA, CFP
                                           Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.88%        5.78%   5.86%     5.63%       59.85%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  COMPARISON OF CHANGE IN THE VALUE
                       OF A $10,000 INVESTMENT

            STI Classic
            Florida Tax-
            Exempt Bond   Lehman 10-Year    Lipper Florida
            Fund, Trust   Municipal Bond     Municipal Debt
              Shares         Index          Funds Objective
            -----------   --------------    ---------------
1/31/94       10,000         10,000            10,000
5/94           9,786          9,533             9,352
5/95          10,692         10,389            10,208
5/96          11,106         10,880            10,567
5/97          11,908         11,769            11,345
5/98          12,952         12,860            12,369
5/99          13,434         13,455            12,784
5/00          13,370         13,430            12,367
5/01          14,953         15,015            13,741
5/02          15,832         16,000            14,515


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
5.66%        5.38%     5.63%     5.56%      57.26%   Without load
----------------------------------------------------
1.70%        4.05%     5.08%     4.83%      51.38%   With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

             STI Classic
             Florida Tax-
             Exempt Bond     Lehman 10-Year    Lipper Florida
            Fund, Investor   Municipal Bond     Municipal Debt
               Shares           Index          Funds Objective
            --------------   --------------    ---------------
1/31/94         9,625           10,000           10,000
5/94            9,419            9,533            9,352
5/95           10,270           10,389           10,208
5/96           10,656           10,880           10,567
5/97           11,402           11,769           11,345
5/98           12,367           12,860           12,369
5/99           12,815           13,455           12,784
5/00           12,728           13,430           12,367
5/01           14,191           15,015           13,759
5/02           14,994           16,000           14,515


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
5.15%         4.86%    5.14%     5.06%      41.27%  Without load
----------------------------------------------------
3.15% With load
-----


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   COMPARISON OF CHANGE IN THE VALUE
                        OF A $10,000 INVESTMENT

            STI Classic
            Florida Tax-
            Exempt Bond   Lehman 10-Year    Lipper Florida
            Fund, Flex    Municipal Bond     Municipal Debt
              Shares         Index          Funds Objective
            -----------   --------------    ---------------
6/30/95       10,000         10,000          10,000
5/96          10,424         10,539          10,483
5/97          11,099         11,400          11,257
5/98          11,991         12,456          12,275
5/99          12,367         13,032          12,684
5/00          12,222         13,008          12,282
5/01          13,560         14,543          13,644
5/02          14,259         15,497          14,393


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    STI CLASSIC GEORGIA TAX-EXEMPT BOND FUND
                    ----------------------------------------

The investment objective of the STI Classic Georgia Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from federal and state income taxes for Georgia residents without undue investment risk. Total return for the Fund includes current income as well as changes in the value of the Fund's assets. Returns for the Fund reflect our conservative strategy that tends to better protect our participants from undue principal risk when interest rates rise.

Our investment philosophy in the municipal market is to provide our shareholders, as conservative investors, with high quality investments, income stability, and a favorable risk/return ratio. In keeping with our philosophy, we look for value within the state of Georgia, utilizing internal as well as outside credit analysis to identify areas in the state that are possible quality upgrade candidates. We monitor shifts within the Georgia market which may create investment opportunities and subsequently allow the Fund to achieve gains, while at the same time maintaining a geographical diversity to minimize credit risk. Given our philosophy, and in light of the market's volatile nature in recent years, we are maintaining a relatively defensive position. The average maturity and duration may vary slightly in the future however, depending on our outlook for the market.

Volatility marked the performance of the municipal market in the second half of 2001 and the first half of 2002. The fiscal year ended with lower yields in all maturity ranges but with significant drops, particularly in the one- to fifteen-year range, where yields declined 50 basis points in five- years and 25-30 basis points in ten- and fifteen- years. The 30-year range improved for the year but only by 10 basis points. The Federal Reserve cut rates a total of six times between June 27, 2001 and May 31, 2002, for a total of 225 basis points, in an effort to stimulate the economy. These cuts are reflected in the steep decline in yields in the shorter end of the curve.

The total return for the Fund for the year ended May 31, 2001 was 5.81% (Trust Shares) versus 6.56% for the Lehman 10-year Municipal Bond Index; the Lipper Georgia Municipal Debt Objective posted 5.49% for the same period. It is important to note that the Lehman Index does not reflect any fees whereas the Fund's return is net of fees; consequently, the Lehman 10-year Index will often outperform the Fund. Bond yields inside the fifteen-year maturity significantly outperformed the longer end of the market. Due to the Fund's shorter average maturity and shorter duration, it performed very favorably against other longer term Georgia mutual funds.

Georgia new issue supply has been historically heavy through May 2002. Continued high demand for municipal bonds, despite increases in new issue volume, helped to keep municipal yields low. A summer slow-down in issuance is normal and expected, but we anticipate additional volume later in the year.

                                               /s/Gay B. Cash

                                               Gay B. Cash
                                               Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
  5.81%      5.08%     5.38%      4.74%      47.35%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     COMPARISON OF CHANGE IN THE VALUE
                          OF A $10,000 INVESTMENT

         STI Classic Georgia     Lehman 10-Year   Lipper Georgia
         Tax-Exempt Bond Fund,   Municipal Bond   Municipal Debt
            Trust Shares             Index          Objective
         ---------------------   --------------   ---------------
1/31/94       10,000                10,000          10,000
5/94           9,529                 9,533           9,359
5/95          10,190                10,389          10,130
5/96          10,587                10,880          10,510
5/97          11,305                11,769          11,326
5/98          12,252                12,860          12,436
5/99          12,660                13,455          12,842
5/00          12,546                13,430          12,449
5/01          13,884                15,015          13,896
5/02          14,691                16,000          14,660


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
  5.58%       4.85%   5.17%      4.55%      45.09%  Without load
----------------------------------------------------
  1.66%       3.53%   4.37%      4.07%      39.65%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


         STI Classic Georgia     Lehman 10-Year   Lipper Georgia
         Tax-Exempt Bond Fund,   Municipal Bond   Municipal Debt
           Investor Shares           Index          Objective
         ---------------------   --------------   ---------------
1/31/94       9,625                 10,000           10,000
5/94          9,171                  9,533            9,359
5/95          9,786                 10,389           10,130
5/96         10,147                 10,880           10,510
5/97         10,804                 11,769           11,326
5/98         11,696                 12,860           12,436
5/99         12,062                 13,455           12,842
5/00         11,910                 13,430           12,449
5/01         13,168                 15,015           13,896
5/02         13,902                 16,000           14,660


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.07%        4.36%   4.67%     4.53%       36.24%   Without load
----------------------------------------------------
 3.07% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      COMPARISON OF CHANGE IN THE VALUE
                          OF A $10,000 INVESTMENT

         STI Classic Georgia     Lehman 10-Year   Lipper Georgia
         Tax-Exempt Bond Fund,   Municipal Bond   Municipal Debt
             Flex Shares             Index          Objective
         ---------------------   --------------   ---------------
6/30/95        10,000                 10,000           10,000
5/96           10,370                 10,539           10,486
5/97           10,998                 11,400           11,299
5/98           11,850                 12,456           12,407
5/99           12,161                 13,032           12,812
5/00           11,968                 13,008           12,420
5/01           13,155                 14,543           13,863
5/02           13,822                 15,497           14,626

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          STI CLASSIC HIGH INCOME FUND
                          ----------------------------

The STI Classic High Income Fund (the "Fund") began operations on March 28, 2000, as the successor to the ESC Strategic Income Fund, which merged into the STI Classic High Income Fund on that date. The Fund seeks to achieve its investment objective by investing primarily in high yield debt instruments of U.S. and foreign issuers that are rated below investment grade. (Prior to September 30, 1998, this Fund primarily invested in a diversified portfolio of corporate, government and other debt instruments of U.S. issuers.)

For the fiscal year ended May 31, 2002, the total return for the Fund's Flex Share Class was 1.46%, which was well above the -0.97% average return for the Lipper High Current Yield universe and placed the Fund in the top 40% of that category. For the same period the Lehman U.S. Corporate High Yield Bond Index had a return of 1.19%.

The past year was an eventful one for the capital markets, including the high yield bond market. The Federal Reserve's accommodative monetary policy and concerns about the economy in light of the events of September 11th continued to allow the more interest rate sensitive higher quality corporate bonds to outperform. With its focus on better quality high yield bonds, the Fund performed well in this environment. As the markets began to anticipate a resumption of economic growth, the Fund began a strategic repositioning and moved from emphasizing "crossover" credits to more traditional high yield bonds. Performance has been uneven, however, as the fall of Enron has led to investor discomfort and concerns about corporate management and oversight. The weak economic environment, especially for business capital investment and unfavorable dynamics of the telecommunications and energy sector, has also hurt the overall environment for high yield bonds.

We use a "bottom up" investment approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer. Although the economic picture remains mixed, we believe the stimulative fiscal and monetary policies of the past year will help raise the level of economic activity and will result in a more positive fundamental environment. This should lead to increased opportunities for attractive new investments in the Fund of companies with attractive cash flow and asset values.

                                                 /s/Agnes G. Pampush

                                                 Agnes G. Pampush, CFA
                                                 Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

Annualized  Cumulative
Inception   Inception
 to Date     to Date
----------------------
   5.61%       3.70%
----------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  COMPARISON OF CHANGE IN THE VALUE
                       OF A $10,000 INVESTMENT

              STI Classic High
               Income Fund,      Lehman U.S. Corporate
                Trust Shares     High Yield Bond Index
              -----------------  ---------------------
10/31/01          10,000             10,000
5/02              10,128             10,609


FLEX SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 1.46%       -1.55%    1.16%     3.04%      27.39%
----------------------------------------------------
-0.43% With load
------



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              COMPARISON OF CHANGE IN THE VALUE
                   OF A $10,000 INVESTMENT

          STI Classic High
           Income Fund,      Lehman U.S. Corporate
            Flex Shares      High Yield Bond Index
          -----------------  ---------------------
5/31/94      10,000                10,000
5/95         11,035                11,348
5/96         11,407                12,423
5/97         12,055                14,070
5/98         12,853                15,830
5/99         13,385                15,862
5/00         12,018                15,353
5/01         12,588                15,962
5/02         12,772                16,152


(1) Returns prior to March 28, 2000 represent the performance of the ESC Strategic Income Fund, Class D Shares.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STI CLASSIC INVESTMENT GRADE BOND FUND
                     --------------------------------------

The STI Classic Investment Grade Bond Fund (the "Fund") seeks to provide a high level of total return through current income and capital appreciation that is consistent with the preservation of capital primarily through the use of investment grade fixed income securities. Total return includes not only the current income but also the changes in value of assets held by the Fund. For the year ended May 31, 2002, the Fund's Trust Class had a total return of 5.18% versus an average return of 6.75% for the Lipper Intermediate Investment-Grade Debt Objective. For the same period the Lehman U.S. Government/Credit Index, which has no fees taken out, had a return of 7.84%.

Over the last year the U.S. went through a recession in spite of the Federal Reserve's efforts to prop up the economy by aggressively lowering short-term interest rates. This Fed ease combined with stimulative fiscal policy led to a bounce back in the economy in the first quarter of 2002. During this period the yield difference between short and long maturities increased as two-year Treasury yields declined by 1% and 30-year Treasury yields dropped by only 15 basis points. The Fund's overweight in intermediate maturities, as the yield curve steepened, enhanced performance. Overweighting both the corporate and mortgage sectors generally helped the Fund's return, although some poor performing individual corporate holdings reduced return. The corporate sector continues to be overweighted, and the mortgage sector weighting was increased to take advantage of attractive yields and defensive characteristics.

The Fund continues to be managed with only moderate shifts in the average maturity and duration. The total return is enhanced with sector rotation, yield curve analysis (monitoring and analyzing the risk/reward trade-offs of different maturity sectors) and other low risk strategies. By actively pursuing these strategies, the Fund strives to add to total return while reducing risk. The Fund is well diversified across industries and issuers, but significant price moves in individual securities can have an impact on the overall Fund, despite the diversification. The Fund holds positions in fixed income instruments issued by WorldCom, Inc. (or affiliates) which revealed after the Fund's fiscal year-end that it had materially misrepresented the Company's financial condition. This revelation of fraud caused the prices of WorldCom securities to decline sharply, which we expect will have a negative impact, albeit modest, on the future performance of the Fund. The ultimate outcome of the situation remains highly uncertain; however we are monitoring it closely to determine the most appropriate investment strategy.

                                                       /s/L. Earl Denney

                                                       L. Earl Denney, CFA
                                                       Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.18%        5.47%   6.29%      6.27%      82.37%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     COMPARISON OF CHANGE IN THE VALUE
                          OF A $10,000 INVESTMENT

        STI Classic
      Investment Grade   Lehman U.S.    Lehman U.S.    Lipper Intermediate
         Bond Fund,      Government/    Aggregate       Investment-Grade
        Trust Shares     Credit Index   Bond Index       Debt Objective
       --------------    ------------   ----------     -------------------
7/31/92  10,000            10,000          10,000          10,000
5/93     10,736            10,788          10,761          10,731
5/94     10,861            10,897          10,835          10,800
5/95     11,990            12,162          12,081          11,915
5/96     12,472            12,660          12,610          12,392
5/97     13,344            13,661          13,659          13,367
5/98     14,801            15,229          15,151          14,716
5/99     15,430            15,847          15,808          15,220
5/00     15,158            16,147          16,140          15,397
5/01     17,212            18,225          18,256          17,259
5/02     18,104            19,653          19,737          18,420


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
  4.81%      5.06%    5.88%     5.94%       77.68%  Without load
----------------------------------------------------
  0.86%      3.74%    5.07      5.53%       71.01%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     COMPARISON OF CHANGE IN THE VALUE
                          OF A $10,000 INVESTMENT

        STI Classic
      Investment Grade    Lehman U.S.   Lehman U.S.     Lipper Intermediate
         Bond Fund,       Government/    Aggregate       Investment-Grade
       Investor Shares    Credit Index   Bond Index       Debt Objective
       ---------------    ------------   ----------     -------------------
6/30/92    9,625             10,000        10,000            10,000
5/93      10,486             11,064        10,980            10,967
5/94      10,576             11,176        11,056            11,037
5/95      11,638             12,473        12,327            12,177
5/96      12,045             12,984        12,867            12,664
5/97      12,847             14,010        13,938            13,661
5/98      14,195             15,619        15,460            15,039
5/99      14,743             16,253        16,131            15,555
5/00      14,423             16,560        16,469            15,736
5/01      16,311             18,691        18,628            17,638
5/02      17,096             20,157        20,139            18,825

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.27%       4.55%    5.37%      5.07%     41.28%   Without load
----------------------------------------------------
 2.27% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

        STI Classic
      Investment Grade    Lehman U.S.   Lehman U.S.     Lipper Intermediate
         Bond Fund,       Government/    Aggregate       Investment-Grade
         Flex Shares      Credit Index   Bond Index       Debt Objective
       ---------------    ------------   ----------     -------------------
6/30/95   10,000            10,000          10,000              10,000
5/96      10,232            10,327          10,362              10,340
5/97      10,862            11,143          11,224              11,153
5/98      11,948            12,422          12,450              12,279
5/99      12,348            12,927          12,990              12,700
5/00      12,023            13,171          13,263              12,847
5/01      13,531            14,866          15,002              14,400
5/02      14,108            16,032          16,218              15,369

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                STI CLASSIC INVESTMENT GRADE TAX-EXEMPT BOND FUND
                -------------------------------------------------

The STI Classic Investment Grade Tax-Exempt Bond Fund (the "Fund") seeks to provide high total return through (i) current income exempt from federal income taxes and (ii) capital appreciation, while preserving principal by investing in investment grade tax-exempt obligations.

In the municipal bond funds we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Also, we take advantage of changes in yield spread. We buy specific bonds when spreads are trading historically wide and sell when spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credit and avoid those credits that are deteriorating. The underlying strategy to all these techniques is to enhance total return without adding risk.

The Fund's Trust class return from June 2001 to May 2002 was 7.15% versus the Lipper Intermediate Municipal Debt Funds Objective return of 5.61% and the Lehman 5-Year Municipal Bond Index return of 6.49%.

The aggressive gains of the 3rd qtr 2001 were quickly and deeply erased by the end of the 4th qtr 2001, as the depths of economic uncertainty became more apparent. Credit concerns tied to fiscal well being of state budgets and revenue flows finally emerged as numerous states and organizations reported strains as a result of September 11th.

Fueled by a flight to quality, the 1st qtr of 2002 municipal yields resumed their dynamic declines especially in the 2 year to 10-year maturity ranges where declines were in excess of 20 basis points per year. The front end began to flatten with the most of it coming between 5 and 10 years. December 2001 saw the spread between the 5-year and 10 year at 86 basis points. By the end of March 2002, that spread was only 53 basis points.

Disappointing earnings, accounting irregularities, and increased volatility in corporate-related debt amplified the relative attractiveness and safety of the municipal market during the 2nd quarter of 2002. The municipal curve returned to its steepening ways. The spread between the 5 and 10 year returned to 85 basis points by the end of May 2002.

At the end of May 2002, the spread between the 2 year AAA municipal bond and the 10 year AAA municipal bond was 241 basis points, the spread between the 10 year AAA municipal bond and the 20 year AAA was 86 basis points compared to the 20 to 30 year spread which was only 15 basis points.

Record supply continues to find placement with either non-traditional buyers or the individual investor. The perceived safety of municipal credits continues to lure the disenchanted equity and taxable investors. We continue to emphasis high quality, intermediate bonds. The fund has maintained its barbell distribution.


                                           /s/Ronald H Schwartz

                                           Ronald H Schwartz, CFA, CFP
                                           Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.15%       6.43%    6.50%     6.30%       69.25%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Investment Grade     Lehman 5-Year    Lipper Intermediate
             Tax-Exempt Bond Fund,       Municipal Bond    Municipal Debt Funds
                Trust Shares                 Index             Objective
         ----------------------------    --------------    -------------------
10/31/93         10,000                     10,000               10,000
5/94              9,976                      9,894                9,828
5/95             10,995                     10,600               10,537
5/96             11,634                     11,092               10,971
5/97             12,462                     11,755               11,672
5/98             13,530                     12,543               12,547
5/99             14,162                     13,145               13,023
5/00             14,362                     13,243               12,889
5/01             15,931                     14,598               14,181
5/02             17,070                     15,545               14,976


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 6.71%        5.96%   6.05%      6.92%      94.87%  Without load
----------------------------------------------------
 2.74%        4.62%   5.23%      6.51%      87.56%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Investment Grade     Lehman 5-Year    Lipper Intermediate
             Tax-Exempt Bond Fund,       Municipal Bond    Municipal Debt Funds
              Investor Shares                 Index             Objective
         ----------------------------    --------------    -------------------
6/30/92           9,625                     10,000                10,000
5/93             10,731                     10,775                10,891
5/94             11,309                     11,088                11,225
5/95             12,429                     11,879                12,035
5/96             13,101                     12,430                12,331
5/97             13,977                     13,174                13,331
5/98             15,101                     14,056                14,330
5/99             15,758                     14,731                14,874
5/00             15,900                     14,841                14,721
5/01             17,566                     16,360                16,196
5/02             18,745                     17,421                17,105


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 6.21%       5.49%    5.54%     5.55%       45.90%  Without load
----------------------------------------------------
 4.21% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Investment Grade     Lehman 5-Year    Lipper Intermediate
             Tax-Exempt Bond Fund,       Municipal Bond    Municipal Debt Funds
                 Flex Shares                 Index             Objective
         ----------------------------    --------------    -------------------
6/30/95           10,000                    10,000              10,000
5/96              10,541                    10,446              10,461
5/97              11,193                    11,071              11,129
5/98              12,033                    11,812              11,963
5/99              12,487                    12,379              12,418
5/00              12,552                    12,472              12,290
5/01              13,804                    13,748              13,521
5/02              14,661                    14,640              14,280

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            STI CLASSIC LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
            ---------------------------------------------------------

Fixed income markets, for the fiscal year ended May 31, 2002, brought a distinctive set of challenges for investors. Four significant factors greatly affected bond market returns: A recession with unique attributes, 9/11 terrorist attacks, questionable corporate management and accounting integrity, and a high level of general market volatility.

Unlike previous recessions, this slowdown was the result of a systematic retrenchment by corporate America that slashed business investment. As a result, capital improvement and technology, as components of GDP, suffered the brunt of the economic decline. The consumer, aided by the Federal Reserve's aggressive rate cutting, remained strong and carried the economy despite the humanitarian and psychological set backs brought about by the 9/11 tragedies.

Interest rate volatility was very high ranging over 134 basis points as measured by 10 year U.S. Treasury Notes. The net change in rates was a 29 basis points decline in the 10-year Treasury and a far greater decline of 108 basis points in the 2-year Note. With recession fears lingering, and concerns over the integrity of corporate management, the risk premium for corporate borrowing rose. The likes of Enron and a litany of other high profile disclosure events weighed heavily on the corporate bond market. Mortgages were the best performing sector as investors shunned credit risk and 40-year rate lows on U.S Treasuries. Direct issue U.S. Government Agencies also performed well as this sector offered yield with minimal credit risk.

The STI Classic Limited-Term Federal Mortgage Securities Fund (the "Fund") performed well during this period. The Fund's investment performance, as measured by Trust Shares, was 7.53% vs. the Lipper Short/Intermediate U.S. Government peer group objective of 6.67%, and the Merrill Lynch 1-5 Year U.S. Treasuries Index return of 6.72%.

The main driver of performance was the emphasis on income and a lack of credit risk. Additionally, fund management was able to capitalize on the high level of volatility during the period.

Consistent with Trusco's strategic rate outlook, the Fund manager enhanced total return early in the period by increasing the Fund's general sensitivity to interest rates. This was done via security selection and by managing the Fund's effective duration and maturity. Subsequent to the September 11th rate lows, the Fund's holdings were adjusted to reflect a more defensive posture with a heavy emphasis on income.

The mortgage sector provided a good source of total return and generally outperformed the broad market sectors. The Fund benefited from this out-performance as holdings for the period were generally biased to mortgage backed securities.

Trusco's economic outlook suggests an economic recovery and commensurately higher rates. This outlook suggests a continuation of an investment theme driven by income/yield generation.

                                               /s/David E. West

                                               David E. West
                                               Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.53%        6.58%   6.32%     6.31%       62.94%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                                           Merrill Lynch       Merrill Lynch
          STI Classic Limited-Term          1-5 Year U.S.       1-5 Year U.S.
         Federal Mortgage Securities     Treasuries/Agencies     Treasuries
            Fund, Trust Shares                  Index              Index
         ----------------------------    -------------------    -------------
6/30/94            10,000                      10,000              10,000
5/95               10,756                      10,809              10,809
5/96               11,276                      11,341              11,345
5/97               12,002                      12,110              12,118
5/98               12,856                      13,040              13,049
5/99               13,467                      13,722              13,731
5/00               13,780                      14,243              14,234
5/01               15,161                      15,733              15,774
5/02               16,303                      16,792              16,875


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.16%        6.26%   6.04%      6.15%      59.95%  Without load
----------------------------------------------------
 4.45%        5.38%   5.49%      5.80%      55.88%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                                           Merrill Lynch        Merrill Lynch
          STI Classic Limited-Term          1-5 Year U.S.       1-5 Year U.S.
         Federal Mortgage Securities     Treasuries/Agencies      Treasuries
           Fund, Investor Shares                Index               Index
         ----------------------------    -------------------    -------------
7/31/94             9,750                      10,000              10,000
5/95               10,440                      10,697              10,698
5/96               10,919                      11,223              11,229
5/97               11,593                      11,984              11,993
5/98               12,398                      12,904              12,914
5/99               12,953                      13,579              13,590
5/00               13,203                      14,095              14,087
5/01               14,502                      15,570              15,611
5/02               15,540                      16,618              16,701


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 6.83%       5.96%    5.70%      5.49%     45.22%   Without load
----------------------------------------------------
 4.83% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                                           Merrill Lynch        Merrill Lynch
          STI Classic Limited-Term          1-5 Year U.S.       1-5 Year U.S.
         Federal Mortgage Securities     Treasuries/Agencies      Treasuries
            Fund, Flex  Shares                 Index                 Index
         ----------------------------    -------------------    -------------
6/30/95            10,000                      10,000              10,000
5/96               10,393                      10,431              10,436
5/97               10,996                      11,139              11,146
5/98               11,709                      11,994              12,002
5/99               12,194                      12,621              12,630
5/00               12,402                      13,101              13,092
5/01               13,581                      14,473              14,509
5/02               14,508                      15,445              15,522

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    STI CLASSIC MARYLAND MUNICIPAL BOND FUND
                    ----------------------------------------

The STI Classic Maryland Municipal Bond Fund (the "Fund") is managed as a long term maturity bond fund that purchases investment grade bonds rated BBB or higher. The Fund buys securities issued by the State of Maryland and its political subdivisions and agencies, currently supplemented by bonds from Puerto Rico and Guam that are exempt from Maryland income taxation. The Fund seeks to generate an attractive distribution to its shareholders while producing a competitive total return, holding bonds with maturities across the yield curve, overnight to 30 years or longer. Although there are no average maturity or duration limitations on the portfolio, we generally follow the maturity distribution and duration characteristics of the Lehman General Obligation Index which had duration of 6.56 years and a weighted average maturity of 10.46 years on May 31, 2002. The Fund's duration was 6.57 years and the average maturity was longer at 11.51 years.

Compared to one year ago, the yield curve in the municipal market is steeper and yields are lower at all points. As measured by the yield spread from 2 to 30 years, the slope at the end of May was 280 basis points while a year ago it was 204 basis points. In terms of yield changes, rates declined about 40 basis points on 5-year high grade bonds, 20 basis points in 10 years, 13 basis points in 20 years, and 10 basis points in 30 years. Interestingly, these changes in slope and yields led to total returns in the municipal market that were almost equal for all indices of bonds longer than 3 years. The additional coupon income on the longest bonds offset the greater price appreciation provided by bonds due from 5 to 15 years.

The municipal market was a relative safe haven from credit problems that abounded in corporate America, despite a brief and mild recession in 2001 that is still forcing states and local governments to lower revenue forecasts and cut expenditures. The increased volatility in capital markets after the September 11 tragedies has continued, but to a lesser degree, as investors have reacted to predictions that the U.S. economy was or was not recovering with each weekly release of economic data. Inflation remained modest but by early 2002, it was apparent that the "double deficits", U.S. budgetary and trade, would again be factors for investors to monitor. International hostilities and corporate accounting and governance issues in the U.S. created fear in the markets and bond prices began to rally again in the spring. Earlier in 2002 it had seemed a foregone conclusion that the economy would be on the mend, the Federal Reserve would be closer to raising rates, and the yield curve would flatten by mid year.

The Fund produced a competitive return in this environment by holding a mix of the sectors of the municipal market and by emphasizing credit quality. Just over 78% of total assets were rated double A or higher. General obligation tax supported bonds represented the largest category at nearly 40% of assets, with health care and housing bonds the next largest categories at 19% and 17%. Bonds subject to the alternative minimum tax were 8% of total assets and will be reduced further over the next year.

For the 12 months, based on the Trust Shares class, the Fund's total return was 5.80%. The Lehman 10-Year Municipal Bond Index (the "Index"), computed without fees, had a total return of 6.56% for the same period. The Lipper Maryland Municipal Fund Average return was reported as 5.36%. Previously the Fund's return had been compared to the Lehman General Obligation Bond Index, but the Adviser believes that the Lehman 10-Year Municipal Bond Index better aligns with the current strategy for, and peer group of, the Fund.

Looking forward, the Adviser expects the Fund to approximate the maturity distribution characteristics of the Index, emphasizing high quality bonds with larger coupons and good call protection. A moderate allocation to lower investment grade issues for incremental yield will continue. Maryland is a "specialty" state in municipal market parlance. Wealth levels and prevailing state and local income taxes produce heavy demand and lower than average yields. This situation continues today despite historically low yields, and recent issues have been well received, including those rated BBB. Fear in the market from declining equity prices is pushing bond yields even lower. However, the Federal Reserve is expected to begin to raise rates later in calendar year 2002 so duration probably will not exceed the benchmark. Over longer time periods, duration should not deviate more than plus or minus 5% of the benchmark under normal conditions.

                                                /s/George E. Calvert Jr.

                                                George E. Calvert Jr.
                                                Vice President

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.80%        5.06%   5.66%     4.78%       33.86%
----------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic
      Maryland Municipal  Lehman 10-Year  Lehman General
         Bond Fund,       Municipal Bond  Obligation Bond  Lipper MD Municipal
         Trust Shares        Index            Index        Debt Funds Objective
       ---------------   ---------------  ---------------  --------------------
3/31/96     10,000            10,000          10,000             10,000
5/96         9,846             9,937           9,949              9,958
5/97        10,500            10,749          10,767             10,648
5/98        11,443            11,745          11,734             11,229
5/99        11,923            12,288          12,300             11,621
5/00        11,710            12,266          12,239             11,317
5/01        13,068            13,713          13,668             12,515
5/02        13,826            14,613          14,550             13,185
\
\
FLEX SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.84%        4.11%    4.73%     4.71%     32.38%   Without load
----------------------------------------------------
 2.84%  With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


         STI Classic
      Maryland Municipal  Lehman 10-Year   Lehman General
         Bond Fund,      Municipal Bond   Obligation Bond  Lipper MD Municipal
         Flex Shares         Index            Index        Debt Funds Objective
       ---------------   ---------------  ---------------  --------------------
4/30/96    10,000           10,000           10,000             10,000
5/96        9,936            9,972            9,984              9,996
5/97       10,514           10,787           10,805             10,689
5/98       11,366           11,787           11,775             11,272
5/99       11,735           12,331           12,344             11,666
5/00       11,423           12,309           12,282             11,360
5/01       12,633           13,761           13,718             12,563
5/02       13,244           14,664           14,601             13,235

(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Maryland Municipal Bond Fund.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                        STI CLASSIC SHORT-TERM BOND FUND
                        --------------------------------

The investment objective of the STI Classic Short-Term Bond Fund (the "Fund") is to provide high current income while preserving capital primarily through investment in short to intermediate term investment grade fixed income securities. The Fund attempts to capture the yield advantage which normally exists between money market instruments and short to intermediate-term bonds. The price volatility of short to intermediate term bonds is moderate and over time it consistently has been offset by the incremental yield these instruments offer relative to money market securities.

The Fund is managed from a total return perspective; that is, day to day decisions are made with a view towards maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve, sector and credit analysis. Investments are made in those sectors, credit, and segment of the yield curve within the applicable universe, which offer the most attractive risk-reward trade-offs. For example, we study historical yield spread data of the corporate and mortgage sectors and compare it with the current environment to identify buying and selling opportunities between various sectors. We also use internal credit analysis and screening to identify opportunities in corporate bonds. We look for those instruments that offer incremental yield for a given level of credit risk.

The total return earned by the Fund's Trust shares over the last twelve months was 4.29% versus the Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index return of 6.47% (which does not include any fees or expenses). The Fund achieved its goal of exceeding average money market funds' returns with minimal price volatility. The Fund's performance was enhanced by the rally in interest rates in response to the Federal Reserve Board's moves to lower short-term interest rates. The Fund's heavy weighting in corporate bonds increased the income return for the Fund, but hurt performance in the second half of the fiscal year as volatility in certain sectors increased in the face of market concerns about leverage and corporate governance. While increasing the near-term risk in the market, we believe that over time it will provide increased opportunities as well. The Fund is well diversified across industries and issuers, but significant price moves in individual securities can have an impact on the overall Fund, despite the diversification. The Fund holds positions in fixed income instruments issued by WorldCom, Inc. (or affiliates) which revealed after the Fund's fiscal year-end that it had materially misrepresented the Company's financial condition. This revelation of fraud caused the prices of WorldCom securities to decline sharply, which we expect will have a negative impact, albeit modest, on the future performance of the Fund. The ultimate outcome of the situation remains highly uncertain; however we are monitoring it closely to determine the most appropriate investment strategy.


                                           /s/Agnes G. Pampush

                                           Agnes G. Pampush, CFA
                                           Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.29%        5.72%   5.70%     5.40%        62.30%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic Short-Term   Salomon 1-3 Year Treasury/
           Bond Fund, Trust Shares   Government/Credit Index
           -----------------------   -----------------------
3/31/93            10,000                  10,000
5/93               10,035                  10,039
5/94               10,238                  10,260
5/95               11,016                  11,021
5/96               11,506                  11,614
5/97               12,231                  12,384
5/98               13,125                  13,254
5/99               13,658                  13,968
5/00               14,050                  14,542
5/01               15,473                  16,061
5/02               16,137                  17,100


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.19%       5.54%    5.53%     5.15%     58.66%    Without load
----------------------------------------------------
 2.06%       4.84%    5.11%     4.91%     55.42%    With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Short-Term     Salomon 1-3 Year Treasury/
           Bond Fund, Investor Shares   Government/Credit Index
           --------------------------   -----------------------
3/31/93             9,800                       10,000
5/93                9,838                       10,039
5/94               10,017                       10,260
5/95               10,762                       11,021
5/96               11,218                       11,614
5/97               11,887                       12,384
5/98               12,742                       13,254
5/99               13,236                       13,968
5/00               13,590                       14,542
5/01               14,935                       16,061
5/02               15,561                       17,100


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)


                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 3.75%       5.18%    5.17%      5.04%      40.69%  Without load
----------------------------------------------------
 1.76% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic Short-Term   Salomon 1-3 Year Treasury/
           Bond Fund, Flex Shares    Government/Credit Index
           -----------------------   -----------------------
6/30/95           10,000                    10,000
5/96              10,359                    10,481
5/97              10,941                    11,176
5/98              11,689                    11,962
5/99              12,098                    12,606
5/00              12,378                    13,124
5/01              13,566                    14,495
5/02              14,075                    15,433


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              STI CLASSIC SHORT-TERM U.S. TREASURY SECURITIES FUND
              ----------------------------------------------------

The investment objective of the STI Classic Short-Term U.S. Treasury Securities Fund (the "Fund") is to provide high current income while preserving capital through investment exclusively in short-term U.S. Treasury securities. The goal of the Fund is to capture the yield advantage, which normally exists between money market instruments and short-term bonds. The price volatility of short-term bonds is very modest and over time has consistently been offset by the incremental yield of these instruments relative to money market securities. The Fund is managed from a total return perspective, that is, day to day decisions are made with a view toward maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve analysis. Investments are made in those segments of the yield curve within the applicable universe, which offer the most attractive risk/reward trade-off.

The Fund met both its objective and goal during the year ended May 31, 2002, with a total return of 4.69% for the Fund's Trust Shares. Short-term interest rates declined in response to the continued aggressive easing of the Federal Funds Rate and the Discount Rate by the Federal Reserve Board during the second half of 2001. Short-term interest rates retraced a portion of their decline starting in November of 2001 as the Federal Reserve finished easing and the economy picked up steam in 2002. The value of the short-term Treasuries held by the Fund increased as a result of the overall decline in interest rates. The increase in values lead to the Fund's significant outperformance of both (Treasury Money Market Funds, as represented by) the iMoneyNet, Inc. 100% U.S. Treasury Average one year return of 2.10% and the Salomon 6-Month Treasury Bill Index which had a one year return of 3.04%. The Salomon 1-3 Year Treasury Index, which does not include fees or expenses and which has a longer average maturity than the Fund, had a total return of 6.11% for the one-year period.

                                           /s/David S. Yealy

                                           David S. Yealy
                                           Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.69%       5.47%    5.46%     5.05%       57.38%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Short-Term
         U.S. Treasury Securities   Salomon 1-3 Year    Salomon 6-Month
           Fund, Trust Shares        Treasury Index    Treasury Bill Index
         ------------------------   ----------------   -------------------
3/31/93          10,000                  10,000              10,000
5/93             10,024                  10,036              10,053
5/94             10,242                  10,244              10,391
5/95             10,868                  10,991              10,953
5/96             11,382                  11,523              11,554
5/97             12,038                  12,333              12,176
5/98             12,796                  13,194              12,837
5/99             13,384                  13,896              13,474
5/00             13,885                  14,467              14,180
5/01             14,999                  15,885              15,042
5/02             15,703                  16,856              15,499


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.44%       5.28%    5.28%     4.88%       55.00%  Without load
----------------------------------------------------
 3.42%       4.93%    5.07%     4.76%       53.46%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Short-Term
         U.S. Treasury Securities   Salomon 1-3 Year    Salomon 6-Month
          Fund, Investor Shares      Treasury Index    Treasury Bill Index
         ------------------------   ----------------   -------------------
3/31/93           9,900                  10,000              10,000
5/93              9,921                  10,036              10,053
5/94             10,121                  10,244              10,391
5/95             10,731                  10,991              10,953
5/96             11,216                  11,523              11,554
5/97             11,843                  12,333              12,176
5/98             12,559                  13,194              12,837
5/99             13,129                  13,896              13,474
5/00             13,599                  14,467              14,180
5/01             14,669                  15,885              15,042
5/02             15,320                  16,856              15,499


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.29%        5.08%   5.09%      4.92%      39.57%  Without load
----------------------------------------------------
 2.29%  With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Short-Term
         U.S. Treasury Securities   Salomon 1-3 Year    Salomon 6-Month
            Fund, Flex Shares        Treasury Index    Treasury Bill Index
         ------------------------   ----------------   -------------------
6/30/95          10,000                 10,000               10,000
5/96             10,357                 10,428               10,500
5/97             10,894                 11,161               11,065
5/98             11,537                 11,940               11,666
5/99             12,036                 12,576               12,244
5/00             12,438                 13,092               12,886
5/01             13,392                 14,375               13,666
5/02             13,996                 15,254               14,081


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                        STI CLASSIC STRATEGIC INCOME FUND
                        ---------------------------------

The investment objective of the STI Classic Strategic Income Fund (the "Fund") is to provide high current income consistent with preservation of capital. The Fund seeks to achieve this objective by diversifying its investments among three major sectors of the fixed income market. These sectors include U.S. Government, International, and High Yield. These three main sectors of the fixed income market have a low level of correlation with each other, which provides diversification and therefore a relatively low level of variability in net asset value when brought together in one portfolio.

Since the Fund's inception in November 2001, the fixed income markets, and the financial markets in general, have been quite volatile. After a year of aggressive monetary policy easing by the Federal Reserve Board to a historically low Federal Funds rate of 1.75%, the great debate has been when the stimulative monetary and fiscal policies will translate into significant economic growth. The implication is that stronger growth will lead to a reversal of policy and a rise in interest rates. Against this backdrop, corporate event risk has been omnipresent, and credit risk premiums have been volatile as well as the general level of interest rates -- moving significantly on any incremental information.

Since inception, the Fund has achieved relatively high income and relative stability of principal. With an asset allocation of 50% High Yield, 35% U.S. Government, and 15% International Government (fully hedged), the performance of the economically sensitive High Yield allocation has offset the counter cyclical behavior of the U.S. Government allocation, while the International allocation has remained relatively stable.

The total return of the Fund since inception (6 months) has been 0.74% for the Trust class shares, net of expenses. The return of a hybrid of the Merrill AAA U.S. Treasury/Agency Master, Merrill High Yield Master II, and Merrill Global Government Bond II ex U.S. Indices, an equally weighted index (with no expenses) of High Yield, U.S. Government, and International sectors, has produced a 1.58 % total return. As event risk in the corporate arena has continued, the high yield sector has underperformed for much of this year, and our overweight to this sector has weighed on performance relative to the equally weighted benchmark. Offsetting this to some degree has been a slightly longer duration and relatively higher allocation to mortgage backed securities, which have performed quite well in the flight to quality environment. Looking forward, the Fund is positioned to take advantage of a gradual improvement in the economic environment.

                                           /s/Neil J. Powers

                                           Neil J. Powers, CFA
                                           Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

Annualized  Cumulative
Inception   Inception
 to Date     to Date
----------------------
   1.49%       0.74%
----------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                                34/33/33 Hybrid
                                of Merrill AAA
                                U.S. Treasury/
                                Agency Master,
                                Merrill High
              STI Classic       Yield Master II,
              Strategic         & Merrill Global       Merrill AAA U.S.      Merrill High      Merrill Global
              Income Fund,      Government Bond        Treasury/Agency       Yield Master      Government Bond
              Trust Shares      II ex U.S. Indices       Master Index          II Index        II ex U.S. Index
              ------------      ------------------     ----------------      ------------      ---------------
11/30/01        10,000               10,000                 10,000              10,000             10,000
5/02            10,075               10,189                 10,146              10,174             10,228



FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

Annualized  Cumulative
Inception   Inception
 to Date     to Date
----------------------
  1.11%        0.55%  Without load
----------------------
 -2.81%       -1.41%  With load
----------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                                34/33/33 Hybrid
                                of Merrill AAA
                                U.S. Treasury/
                                Agency Master,
                                Merrill High
              STI Classic       Yield Master II,
              Strategic         & Merrill Global       Merrill AAA U.S.      Merrill High      Merrill Global
              Income Fund,      Government Bond        Treasury/Agency       Yield Master      Government Bond
              Flex Shares       II ex U.S. Indices       Master Index          II Index        II ex U.S. Index
              ------------      ------------------     ----------------      ------------      ---------------
11/30/01         10,000               10,000               10,000               10,000              10,000
5/02              9,860               10,189               10,146               10,174              10,228


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                   STI CLASSIC U.S. GOVERNMENT SECURITIES FUND
                   -------------------------------------------

The objective for the STI Classic U.S. Government Securities Fund (the "Fund") is to provide high current income while preserving capital by investing in U.S. Government debt securities, such as mortgage-backed securities, government agency debentures, and U.S. Treasury obligations. The Fund met its objectives for the fiscal year of operations ended May 31, 2002.

During the 12 months ended May 31, 2002, interest rates continued their downward move as the Federal Reserve continued to ease monetary policy aggressively to fend off a dramatically slowing economy. Short-term rates fell by over 100 basis points while longer-term rates dropped by about 35 basis points, resulting in a historically steep yield curve. This positively impacted the total return of the Fund, providing price appreciation in addition to the coupon income. Total return for the Trust class shares of the Fund was 7.90% for the year, net of all expenses. This compares to the Merrill Lynch Government/Mortgage Index return of 8.14% and a 7.61% return for the Lehman Intermediate U.S. Government Bond Index. Neither index has management fees, transaction costs or expenses.

Throughout much of the year, we have maintained a relatively long duration, or long average maturity, to lock in the higher level of interest rates for a longer period of time before interest rates fell. Additionally, to maximize income, we maintained a significant weighting of agency and mortgage-backed securities in the portfolio for much of the year. However, with interest rates falling and mortgage refinancing picking up significantly, we maintained a lower average coupon rate than the market as a whole, as these coupons are less callable. At one point in the year, we shifted assets out of mortgages and back into Treasuries when interest rates were at extreme lows to protect the portfolio from call risk. We reinvested into the mortgage-backed sector at a later time to add significant yield to the Fund when prepayment fears became extreme.

Looking forward, the yield premium offered by mortgage-backed securities continues to be attractive relative to U.S. Treasuries. Barring an extreme shift in interest rates, we will continue to add to income in the portfolio by maintaining a significant weight in this sector. We will be prepared to reposition the portfolio if we feel the interest rate environment will cause prepayments to pick up or slow down significantly in order to preserve the capital base of the Fund. We are also continuing to allow the portfolio to "roll down" to a shorter average maturity to further protect the principal base in a potentially rising rate environment over the course of the next year.

                                            /s/Neil J. Powers

                                            Neil J. Powers, CFA
                                            Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.90%        6.90%    7.05%     6.91%      68.79%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

          STI Classic Short-Term
         U.S. Government Securities  Merrill Lynch Government/   Lehman Intermediate U.S.
            Fund, Trust Shares       Mortgage Custom Index*      Government Bond Index
         ------------------------   -------------------------   ------------------------
8/31/94            10,000                    10,000                      10,000
5/95               10,832                    10,924                      10,734
5/96               11,132                    11,403                      11,221
5/97               11,972                    12,330                      12,018
5/98               13,260                    13,652                      13,050
5/99               13,777                    14,283                      13,699
5/00               14,002                    14,684                      14,112
5/01               15,599                    16,502                      15,776
5/02               16,831                    17,847                      16,978



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.47%       6.46%    6.61%     6.42%       64.33%  Without load
----------------------------------------------------
 3.49%       5.11%    5.80%     5.91%       58.16%  With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

          STI Classic Short-Term
         U.S. Government Securities  Merrill Lynch Government/   Lehman Intermediate U.S.
           Fund, Investor Shares       Mortgage Custom Index*      Government Bond Index
         ------------------------   -------------------------   ------------------------
6/30/94             9,625                    10,000                      10,000
5/95               10,571                    11,138                      10,906
5/96               10,832                    11,627                      11,401
5/97               11,613                    12,572                      12,211
5/98               12,801                    13,920                      13,259
5/99               13,257                    14,563                      13,919
5/00               13,415                    14,972                      14,338
5/01               14,883                    16,826                      16,029
5/02               15,995                    18,197                      17,250


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 7.06%       5.99%    6.13%     5.52%       45.46%
----------------------------------------------------
 5.06% With Load
------



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

          STI Classic Short-Term
         U.S. Government Securities   Merrill Lynch Government/   Lehman Intermediate U.S.
            Fund, Flex Shares          Mortgage Custom Index*      Government Bond Index
         ------------------------     -------------------------   ------------------------
6/30/95            10,000                      10,000                    10,000
5/96               10,143                      10,365                    10,387
5/97               10,809                      11,207                    11,125
5/98               11,866                      12,409                    12,080
5/99               12,221                      12,982                    12,681
5/00               12,306                      13,347                    13,063
5/01               13,592                      14,999                    14,603
5/02               14,552                      16,220                    15,716

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*The Merrill Government/Mortgage Index is a synthetic index created by combining, at their respective market weights: (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. Government agency securities with a maturity of at least one year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized market value-weighted index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregate pooled mortgages.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              STI CLASSIC VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
              -----------------------------------------------------

The STI Classic Virginia Intermediate Municipal Bond Fund (the "Fund") is an intermediate maturity bond fund that buys investment grade bonds rated BBB or higher, or non rated bonds that the Adviser believes to be comparable in credit quality. The Fund purchases securities issued by the Commonwealth of Virginia and its political subdivisions and agencies. Occasionally, the Fund holds bonds from Puerto Rico which are exempt from income tax in all states. The Fund seeks to generate a competitive income distribution with a more stable net asset value than longer term funds. The goal is to maintain an average maturity between 5 and 10 years with no limitation on the final maturity of a single holding. Duration is expected to stay in a range of 5.00 to 5.50, however, we are slightly shorter at this time at 4.92. Indices the Fund monitors are the Lehman General Obligation Index and Lehman 5 Yr General Obligation Index. Duration for these were 6.56 and 3.86, respectively, at May 31.

Compared to a year ago, the yield curve in the municipal market is steeper and yields lower at all points. As measured by the yield increase from 2 to 30 years, the slope at the end of May was 280 basis points while a year ago it was 204 basis points. In terms of yield changes, rates declined about 40 basis points on 5-year high grade bonds, 20 basis points in 10 years, 13 basis points in 20 years, and 10 basis points in 30 years. Interestingly, these changes in slope and yields led to total returns in the municipal market that were almost the same for all indices of bonds longer than 3 years. More recently, the intermediate part of the curve from 7 to 12 years has provided the best returns for the first five months of calendar year 2002 as investors drew down money market balances and stocks in search of higher yields and safety with minimal maturity risk.

The municipal market was a safe haven from credit problems that abounded in corporate America, despite a brief and mild recession in 2001 that is still forcing states and local governments to lower revenue forecasts and cut expenditures. The increased volatility in capital markets after the September 11 tragedies continued, but to a lesser degree, as investors reacted to predictions that the U.S. economy was or was not recovering with each release of economic data. Inflation remained modest but by early 2002, it was apparent that the "double deficits", U.S. budgetary and trade, would again be concerns to global investors. International hostilities and corporate accounting and governance issues in the U.S. created fear in the markets and bond prices rallied once again. Earlier this year it had seemed a foregone conclusion that the economy would be on the mend, the Federal Reserve would be closer to raising rates, and the yield curve would flatten by mid year.

The Fund produced a competitive return though it could have been higher with a more "bulleted" portfolio inside 15 years. The emphasis on credit quality resulted in a very minor allocation to bonds rated below single A. Just over 85% of total assets were rated double A or higher. The largest sectors represented are state and local general obligations at 28%, health care at 15% and housing at 12% of total assets. Bonds subject to the alternative minimum tax are at 8.7% and we intend to reduce this exposure further in the year ahead.

For the twelve months, the Fund's total return was 5.52% for the Trust Shares class. The Lehman 5-Year Municipal Bond Index (computed without fees) had a return of 6.44% for the same period. The Lipper Other States Intermediate Municipal Debt Funds Objective return was reported as 5.25%. Previously the Fund's return had been compared to the Lehman 5-Year General Obligation Bond Index and the Lehman General Obligation Bond Index, but the Adviser believes that the Lehman 5-Year Municipal Bond Index more accurately aligns with the current strategy for, and peer group of, this intermediate maturity fund.

Looking forward, the Fund intends to stay at the shorter end of a 5 to 5.5 duration range. Virginia has seen tremendous demand for municipal bonds thus far in 2002 and this should continue. Although U.S. Treasury rates recently have broken through major resistance levels in a move driven by fear and equity liquidation, we do not think it prudent to lengthen the portfolio at this stage in the economic cycle. Planned security purchases will include higher coupon bonds that should perform well on a relative basis when rates eventually turn higher with the expected economic recovery.

                                          /s/George E. Calvert Jr.

                                          George E. Calvert Jr.
                                          Vice President

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.52%       4.75%    5.01%     4.88%       56.47%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              COMPARISON OF CHANGE IN THE VALUE
                                                   OF A $10,000 INVESTMENT

         STI Classic Virginia       Lehman 5-Year       Lehman 5-Year        Lehman General      Lipper Other States
         Intermediate Municipal     Municipal Bond    General Obligation    Obligation Bond     Intermediate Municipal
         Bond Fund, Trust Shares        Index            Bond Index              Index           Debt Funds Objective
         -----------------------    --------------    ------------------    ---------------     ----------------------
1/31/93          10,000                10,000              10,000                10,000                 10,000
5/93             10,282                10,232              10,246                10,366                 10,285
5/94             10,280                10,530              10,563                10,657                 10,533
5/95             11,089                11,280              11,290                11,543                 11,264
5/96             11,494                11,804              11,825                12,082                 11,674
5/97             12,179                12,510              12,544                13,075                 12,373
5/98             13,078                13,348              13,417                14,249                 13,239
5/99             13,532                13,988              14,075                14,937                 13,693
5/00             13,355                14,093              14,168                14,863                 13,533
5/01             14,742                15,535              15,610                16,600                 14,840
5/02             15,556                16,543              16,598                17,669                 15,620

INVESTOR SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.47%       4.71%    5.02%     4.63%      50.71%   Without load
----------------------------------------------------
 1.47%       3.38%    4.22%     4.18%      45.04%   With load
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               COMPARISON OF CHANGE IN THE VALUE
                                                   OF A $10,000 INVESTMENT

           STI Classic Virginia        Lehman 5-Year       Lehman 5-Year        Lehman General      Lipper Other States
           Intermediate Municipal      Municipal Bond    General Obligation    Obligation Bond     Intermediate Municipal
         Bond Fund, Investor Shares        Index             Bond Index             Index           Debt Funds Objective
         --------------------------    --------------    ------------------    ---------------     ----------------------
1/31/93            9,625                  10,000              10,000               10,000                 10,000
5/94               9,623                  10,291              10,310               10,281                 10,241
5/95              10,369                  11,025              11,019               11,135                 10,952
5/96              10,746                  11,536              11,542               11,655                 11,350
5/97              11,386                  12,226              12,243               12,613                 12,030
5/98              12,236                  13,045              13,096               13,746                 12,872
5/99              12,664                  13,671              13,737               14,410                 13,314
5/00              12,507                  13,774              13,828               14,338                 13,158
5/01              13,787                  15,183              15,236               16,014                 14,429
5/02              14,541                  16,168              16,200               17,045                 15,187
5/02              15,556                  16,543              16,598               17,669                 15,620

(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Virginia Intermediate Municipal Bond Fund.

Past performance is no indication of future performance.

The Funds'comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    STI CLASSIC VIRGINIA MUNICIPAL BOND FUND
                    ----------------------------------------

The STI Classic Virginia Municipal Bond Fund (the "Fund") is a long term maturity bond fund that holds investment grade bonds rated BBB or higher, or non rated bonds that the Adviser believes to be comparable in quality to lower investment grade bonds. The Fund purchases securities issued by the Commonwealth of Virginia, its political subdivisions and agencies. Occasionally, the Fund holds bonds from Puerto Rico but none are held at present. The Fund seeks to generate an attractive distribution to shareholders while producing a competitive total rate of return with bonds with maturities across the entire yield curve. Although there are no average maturity or duration limitations on the portfolio, we intend to mirror the duration characteristics of the Lehman General Obligation Index which had a duration of 6.56 years and a weighted maturity of 10.46 years at May 31. The Fund's duration was slightly shorter at
6.44 while the average maturity was 12.2 years.

Compared to one year ago, the yield curve in the municipal market is steeper and yields lower at all points. As measured by the yield pick up from 2 to 30 years, the slope on May 31 was 280 basis points compared to 204 basis points one year ago. In terms of yield changes, rates declined about 40 basis points for 5-year high grade bonds, 20 basis points in 10 years, 13 basis points in 20 years, and 10 basis points in 30 years. Interestingly, these changes in slope and yields led to almost equal total returns in the municipal market for all indices of bonds longer than 3 years. The additional coupon income on the longest bonds offset the greater price appreciation provided by bonds due from 5 to 15 years.

The municipal market was a safe haven from credit problems that overwhelmed corporate America, despite a mild recession in 2001 that is still impacting tax receipts and forcing expenditure reductions. Volatility that prevailed after the tragedy on September 11 has continued, but to a lesser degree, as investors reacted to predictions that the U.S. economy was or was not recovering with each weekly release of economic data. Inflation remained modest but by early 2002, it was apparent that the "double deficits" of the U.S. budget and trade, could cause trouble. Some analysts are predicting a decline in the U.S. currency. International hostilities and corporate accounting and governance issues in the U.S. created fear and bond prices began to rally recently. Earlier in 2002 it had seemed a foregone conclusion that the economy would be on the mend, the Federal Reserve would be raising rates, and the yield curve would flatten by mid year.

The Fund produced a competitive total return under these conditions by holding all sectors of the market and emphasizing credit quality. Just over 70% of total assets were rated double A or higher. There is no sector concentration, however, with general obligation bonds the largest at 18% and the balance very diversified. The Fund holds 10% of assets in non-rated, well-researched, smaller local government and revenue bonds for yield enhancement. Bonds subject to the AMT (alternative minimum tax) total only 4% of assets.

For the twelve months, the Fund's total return was 5.90% for the Trust Shares class. The Lehman 10-Year Municipal Bond Index (computed without fees) had a return of 6.44% for the same period. The Lipper Virginia Municipal Debt Funds Objective return was reported as 5.24%. Previously the Fund's return had been compared to the Lehman General Obligation Bond Index, but the Adviser believes that the Lehman 10-Year Municipal Bond Index better aligns with the current strategy for, and peer group of, the Fund.

Looking forward, the Fund intends to track the maturity distribution characteristics of the benchmark index, holding high quality bonds, and buying larger coupon bonds with long call protection. We will use our knowledge of smaller Virginia local governments and revenue bonds to add incremental yield when spreads to AAA municipals are attractive. Virginia has seen tremendous demand for municipal bonds thus far in 2002 and this should continue, at least until a lasting economic recovery is in sight. Fear in the market and falling equity prices are now pushing rates lower. However, we intend to maintain duration not longer than the benchmark as the Federal Reserve eventually will have to reverse its aggressive easing of monetary policy that dominated 2001. Over a longer time horizon, duration in a range of plus or minus 5% of the index should be expected.

                                          /s/George E. Calvert Jr.

                                          George E. Calvert Jr.
                                          Vice President

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 5.90%       4.57%    5.34%     5.40%      45.74%
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

        STI Classic
     Virginia Municipal   Lehman 10-Year   Lehman General
         Bond Fund,       Municipal Bond   Obligation Bond Lipper Virginia Municipal
        Trust Shares          Index            Index          Debt Funds Objective
       ---------------    ---------------  ---------------   --------------------
4/30/95    10,000             10,000            10,000             10,000
5/95       10,333             10,317            10,298             10,319
5/96       10,568             10,805            10,779             10,696
5/97       11,302             11,688            11,665             11,499
5/98       12,356             12,771            12,712             12,572
5/99       12,820             13,361            13,326             13,016
5/00       12,412             13,337            13,260             12,660
5/01       13,841             14,911            14,810             14,045
5/02       14,657             15,889            15,764             14,776


FLEX SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002

                              Annualized  Cumulative
                              Inception   Inception
One Year    3 Years  5 Years   to Date     to Date
----------------------------------------------------
 4.93%       3.62%    4.40%      4.42%      36.12%  Without load
----------------------------------------------------
 2.93% With load
------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

        STI Classic
     Virginia Municipal   Lehman 10-Year   Lehman General
         Bond Fund,       Municipal Bond   Obligation Bond  Lipper Virginia Municipal
         Flex Shares          Index            Index          Debt Funds Objective
       ---------------    ---------------  ---------------    --------------------
4/30/95     10,000            10,000           10,000               10,000
5/95        10,336            10,317           10,298               10,319
5/96        10,480            10,805           10,779               10,696
5/97        11,121            11,688           11,665               11,499
5/98        12,051            12,771           12,712               12,572
5/99        12,400            13,361           13,326               13,016
5/00        11,888            13,337           13,260               12,660
5/01        13,146            14,911           14,810               14,045
5/02        13,794            15,889           15,764               14,776

(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Virginia Municipal Bond Fund.

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (100.8%)
FLORIDA (87.4%)
   Bay County, Sales Tax Project,
     RB, AMBAC
     Callable 09/01/12 @ 100
     5.125%, 09/01/27                                      $1,000     $    992
     5.125%, 09/01/32                                       1,000          986
     5.000%, 09/01/22                                       3,000        2,977
   Boynton Beach, Utility System, RB, FGIC (H)
     5.500%, 11/01/16                                       2,810        3,024
     5.375%, 11/01/14                                       2,535        2,713
   Brevard County, Health Facilities Authority,
     Holmes Regional Medical Center Project, RB, MBIA
     Callable 10/01/03 @ 102
     5.700%, 10/01/08                                       3,000        3,202
   Broward County, Port
     Facilities Authority, Ser C,
     RB, AMT, MBIA
     5.375%, 09/01/08                                       3,360        3,606
   Citrus County, Pollution Control Authority,
     Florida Power, Crystal River Project, Ser B, RB
     Callable 08/01/02 @ 102
     6.350%, 02/01/22                                         335          342
   Dade County, Aviation Authority,
     Ser A, RB, AMBAC
     Callable 10/01/05 @ 102
     6.000%, 10/01/09                                         500          541
   Dade County, Aviation Authority,
     Ser B, RB, AMT, MBIA
     Callable 10/01/02 @ 102
     6.600%, 10/01/22                                         825          853
   Dade County, School Board,
     Ser B, COP, ETM, AMBAC
     5.750%, 08/01/02                                       2,000        2,014
   Dade County, Seaport Project,
     GO, MBIA
     6.500%, 10/01/09                                       1,000        1,166
   Dade County, Ser CC,
     GO, AMBAC
     7.125%, 10/01/15                                       1,000        1,240
   Dade County, Water & Sewer Authority, RB, FGIC
     5.000%, 10/01/07                                       2,000        2,078
   Daytona Beach, Water & Sewer Authority, Ser 1978,
     RB, ETM Callable 11/15/02 @ 101.25
     6.750%, 11/15/07                                       1,000        1,089
   Deerfield Beach, Water & Sewer Authority, RB, FGIC
     6.125%, 10/01/06                                         250          271


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Florida State, Board of
     Education, Capital Outlay,
     Public Education, GO
     Prerefunded @ 101 (F)
     6.400%, 06/01/02                                      $1,300     $  1,313
   Florida State, Board of Education,
     Capital Outlay, Ser B, GO
     Callable 06/01/11 @ 101
     5.500%, 06/15/15                                       3,000        3,234
   Florida State, Board of Education,
     Capital Outlay, Ser B, GO, FGIC
     Callable 06/01/12 @ 101
     5.375%, 06/01/18                                       2,130        2,241
   Florida State, Board of Education,
     Capital Outlay, Ser C, GO, ETM
     Callable 07/29/02 @ 100
     7.100%, 06/01/07                                         190          204
   Florida State, Board of Education,
     Capital Outlay, Ser D, GO
     Callable 06/01/10 @ 101
     5.625%, 06/01/15                                       1,235        1,336
   Florida State, Board of Education,
     Capital Outlay, Ser D, GO
     Callable 06/01/10 @ 101
     5.500%, 06/01/14                                         790          853
   Florida State, Board of Education,
     Lottery Revenue, Ser A, RB, FGIC
     Callable 07/01/10 @ 101
     6.000%, 07/01/12                                       1,295        1,462
   Florida State, Board of Education,
     Lottery Revenue, Ser B, RB, FGIC
     Callable 07/01/10 @ 101
     5.500%, 07/01/12                                       4,050        4,428
   Florida State, Division of Board
     Finance, Department of General
     Services, Department of
     Environmental Protection,
     Ser B, RB, AMBAC
     5.500%, 07/01/06                                       3,140        3,429
   Florida State, Finance Department
     of General Services, Department
     of Environmental Protection,
     Preservation 2000 Project,
     Ser A, RB, MBIA
     6.000%, 07/01/06                                       1,000        1,110
   Florida State, Housing Financing
     Authority, Homeowner
     Mortgage, Ser 7, RB, AMT, FSA
     Callable 07/01/09 @ 100
     5.200%, 01/01/31                                         935          976

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



FLORIDA TAX-EXEMPT BOND FUND-CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Hillsborough County, Industrial
     Development Authority,
     University Community Hospital,
     RB, MBIA
     6.500%, 08/15/19                                      $  145     $    173
   Jacksonville, Electric Authority,
     Electrical Systems, Ser 3-A, RB
     Callable  10/01/07 @ 101
     5.250%, 10/01/13                                       1,000        1,048
   Jacksonville, Sales Tax Revenue,
     RB, AMBAC
     Callable 10/01/11 @ 100
     5.500%, 10/01/13                                       1,435        1,567
     5.500%, 10/01/14                                       1,200        1,300
     5.500%, 10/01/15                                       1,550        1,667
   Jupiter, Community Center Project,
     GO
     5.500%, 07/01/21                                       1,235        1,325
   Lakeland, Electric & Water
     Authority, First Lien,
     Ser C, RB, FSA
     6.050%, 10/01/07                                       1,000        1,129
   Lee County, Industrial
     Development Authority,
     Bonita Springs Utilities Project,
     RB, AMT, MBIA
     Callable 11/01/06 @ 101
     5.750%, 11/01/10                                       1,480        1,573
   Lee County Transportation Facility,
     Ser A, RB, AMBAC
     Callable 10/01/11 @ 100
     5.500%, 10/01/13                                       2,000        2,184
   Leon County, Southgate Educational
     Facilities Authority, COP, ETM
     9.000%, 09/01/14                                       2,480        3,513
   Miami, Parking Facilities Authority,
     RB, MBIA
     5.250%, 10/01/15                                       1,000        1,072
   Orange County, Health Facilities
     Authority, Ser A, RB, ETM, MBIA
     6.250%, 10/01/07                                       1,120        1,281
   Orange County, Health Facilities
     Authority, Ser C, RB, ETM, MBIA
     6.250%, 10/01/16                                       4,855        5,722
   Orlando, Aviation Authority,
     Airport Facilities, RB, AMT, FGIC
     5.500%, 10/01/17                                       1,810        1,908
     5.250%, 10/01/13                                         725          763

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Orlando, Aviation Authority,
     Airport Facilities, Ser A,
     RB, AMT, AMBAC
     Callable 10/01/03 @ 102
     5.400%, 10/01/06                                      $1,340     $  1,399
   Orlando, Utilities Commission
     Water & Sewer Authority,
     Sub-Ser D, RB
     6.750%, 10/01/17                                       5,385        6,528
   Palm Beach County, Land
     Acquisition Program
     Authority, Ser A, GO
     Callable 06/01/11 @ 100
     5.500%, 06/01/16                                       1,200        1,283
     5.375%, 06/01/14                                       1,050        1,125
   Palm Beach County, School Board
     Authority, Ser C, FSA, COP
     Callable 08/01/12 @ 100
     5.500%, 08/01/14                                       2,735        2,953
   Palm Beach County, School
     District, GO, MBIA
     5.000%, 08/01/07                                       3,600        3,876
   Palm Beach County, Solid
     Waste Authority, Ser A,
     RB, AMBAC
     6.000%, 10/01/10                                       6,000        6,793
   Palm Beach County, Solid
     Waste Authority, Ser A,
     RB, ETM, AMBAC
     6.000%, 10/01/09                                         300          343
   Pasco County, Operational
     Gas Tax, RB, FGIC
     5.250%, 08/01/12                                       3,000        3,251
     5.250%, 08/01/13                                       3,170        3,426
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     6.250%, 10/01/09                                         505          570
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     Callable 10/01/08 @ 102
     6.000%, 10/01/12                                       1,075        1,180
   Plant City, Utility Systems
     Authority, RB, MBIA
     6.000%, 10/01/15                                         400          461
   Polk County, Utility Systems
     Authority, RB, ETM, FGIC
     6.000%, 10/01/08                                       2,250        2,502
   South Broward, Hospital
     District Authority, RB, AMBAC
     Callable 05/01/03 @ 102
     7.500%, 05/01/08                                       1,000        1,070

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Tampa, Allegany Health Systems
     Authority, St Mary's Hospital,
     RB, ETM, MBIA
     Callable 12/01/03 @ 102
     5.000%, 12/01/12                                      $7,280     $  7,480
   Tampa, Guaranteed Entitlement,
     RB, AMBAC
     6.000%, 10/01/07                                       2,190        2,467
     6.000%, 10/01/08                                       1,500        1,700
     6.000%, 10/01/18                                         500          565
   Tampa, Ser A, RB, AMBAC
     Callable 10/01/11 @ 101
     5.375%, 10/01/14                                       1,640        1,769
   Tampa, Utility Tax & Special
     Revenue Authority, RB, AMBAC
     6.000%, 10/01/06                                       2,385        2,664
                                                                      --------
                                                                       127,310
                                                                      --------
PUERTO RICO (13.4%)
   Puerto Rico Commonwealth,
     Highway & Transportation
     Authority, Ser A, RB, AMBAC
     5.500%, 07/01/14                                      2,995         3,343
   Puerto Rico Commonwealth,
     Highway & Transportation
     Authority, Ser Z, RB, MBIA
     6.250%, 07/01/14                                      2,100         2,491
   Puerto Rico Commonwealth,
     Public Buildings Authority,
     Government Facilities, Ser A,
     RB, AMBAC
     6.250%, 07/01/13                                      1,000         1,183
   Puerto Rico Commonwealth,
     Public Financial Corporation,
     Commonwealth Appropriation
     Committee, Ser E, RB, AMBAC
     5.500%, 08/01/27                                      3,000         3,232
   Puerto Rico Commonwealth,
     Public Improvements Project,
     GO, FSA
     5.500%, 07/01/16                                      2,500         2,767
   Puerto Rico Commonwealth,
     Public Improvements Project,
     Ser A, GO, MBIA
     5.500%, 07/01/18                                      1,000         1,100
     5.500%, 07/01/21                                      5,000         5,421
                                                                      --------
                                                                        19,537
                                                                      --------
Total Municipal Bonds
    (Cost $142,098)                                                    146,847
                                                                      --------

--------------------------------------------------------------------------------

                                                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (2.5%)
   SEI Institutional Tax Free Fund                      3,746,727     $  3,747
                                                                      --------
Total Cash Equivalent
     (Cost $3,747)                                                       3,747
                                                                      --------
Total Investments (103.3%)
   (Cost $145,845)                                                     150,594
                                                                      --------
OTHER ASSETS AND LIABILITIES (-3.3%)
Investment Advisory Fee Payable                                            (75)
Administration Fee Payable                                                  (8)
Distribution Fee Payable                                                   (11)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                              (4,782)
                                                                      --------
Total Other Assets and Liabilities, Net:                                (4,877)
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 11,042,266 outstanding shares
   of beneficial interest                                              116,534
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 267,938 outstanding shares
   of beneficial interest                                                2,660
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,995,751 outstanding shares
   of beneficial interest                                               21,694
Undistributed net investment income                                          8
Accumulated net realized gain on investments                                72
Net unrealized appreciation on investments                               4,749
                                                                      --------
Total Net Assets (100.0%)                                             $145,717
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.95
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.95
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.95 (DIVIDE) 96.25%)                    $11.38
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.97
                                                                      ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (93.5%)
GEORGIA (93.5%)
   Atlanta & Fulton County,
     Recreational Authority, Park
     Improvement, RB, AMBAC
     Callable 12/01/10 @ 101
     5.500%, 12/01/13                                      $1,005     $  1,096
     5.250%, 12/01/16                                       1,050        1,102
   Atlanta, Airport Facilities
     Authority, RB, AMBAC
     6.500%, 01/01/06                                       1,000        1,110
     6.000%, 01/01/04                                         500          529
   Atlanta, Water & Sewer Authority,
     RB, ETM
     6.000%, 01/01/11                                       1,000        1,139
   Bibb County, GO
     7.000%, 01/01/04                                         985        1,057
   Brunswick, Water & Sewer Authority,
     RB, MBIA
     6.100%, 10/01/14                                       1,000        1,153
   Burke County, Development
     Authority, Pollution Control,
     Power Company Pilot Vogtle
     Project, RB
     4.450%, 01/01/32                                       2,000        2,031
   Clarke County, Hospital Authority,
     Athens Regional Medical Control
     Project, RB, MBIA
     5.375%, 01/01/07                                       1,425        1,543
   Clarke County, Hospital Authority,
     Athens Regional Medical Control
     Project, RB, MBIA (H)
     Callable 01/01/12 @ 101
     5.375%, 01/01/16                                         585          616
     5.375%, 01/01/17                                         870          910
   Clayton County, Development
     Authority Revenue, Tuff
     Archives Project, Ser A, RB, MBIA
     Callable 07/01/12 @ 100
     5.250%, 07/01/15                                         790          835
     5.250%, 07/01/16                                         875          918
   Clayton County, Water & Sewer
     Authority, RB, AMBAC
     Callable 05/01/06 @ 102
     5.350%, 05/01/09                                         800          859
   Cobb County, Water & Sewer
     Authority, RB
     Callable 07/01/04 @ 102
     5.125%, 07/01/06                                       1,000        1,059


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Cobb-Marietta County, Coliseum &
     Expo Project, RB, MBIA
     5.500%, 10/01/12                                      $  940     $  1,034
   Cobb-Marietta County,
     Water Authority, RB
     5.100%, 11/01/04                                       1,000        1,066
     5.000%, 11/01/03                                       1,255        1,309
   Coweta County, Development
     Authority, Newnan Water, Sewer
     & Light Community Project,
     RB, AMBAC
     Callable 01/01/10 @ 101
     5.250%, 01/01/14                                       1,700        1,799
   Coweta County, Water & Sewer
     Authority, RB
     Callable 06/01/11 @ 102
     5.250%, 06/01/14                                         395          422
     5.000%, 06/01/12                                       1,470        1,560
   Dalton, Utilities Authority,
     RB, MBIA
     6.000%, 01/01/08                                       3,240        3,625
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB
     5.375%, 11/01/05                                       1,650        1,786
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB
     Callable 11/01/05 @ 101
     5.200%, 11/01/08                                         500          529
   DeKalb County, School District,
     Ser A, GO
     6.250%, 07/01/11                                       1,500        1,739
   DeKalb County, Special Recreation
     Tax District, GO
     5.000%, 12/01/12                                       2,000        2,129
   DeKalb County, Water & Sewer
     Authority, RB
     Callable 10/01/10 @ 101
     5.250%, 10/01/12                                       1,000        1,079
   Douglas County, School District,
     GO
     4.000%, 04/01/06                                       1,000        1,034
   Douglasville - Douglas County,
     Water & Sewer Authority,
     RB, AMBAC
     5.625%, 06/01/15                                       1,390        1,537

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Fayette County, Public Facility
     Authority, Criminal Justice
     Center Project, RB
     Callable 06/01/11 @ 101
     5.000%, 06/01/15                                      $  940     $    973
   Fayette County, Public Facility
     Authority, Criminal Justice
     Center Project, RB
     Prerefunded @ 101 (F)
     6.250%, 06/01/10                                         700          813
   Fayette County, School District,
     GO, ETM
     6.250%, 03/01/07                                         450          507
   Forsyth County, School District,
     GO
     6.500%, 07/01/06                                       1,000        1,128
   Forsyth County, School District, GO
     Callable 02/01/10 @ 102
     6.000%, 02/01/15                                       1,000        1,120
     5.750%, 02/01/11                                       3,000        3,356
   Forsyth County, School District,
     GO, MBIA
     Prerefunded @ 102 (F)
     5.350%, 07/01/05                                         780          854
   Forsyth County, Water & Sewer
     Authority, RB
     5.000%, 04/01/04                                       1,275        1,338
   Fulton County, Hospital Authority,
     Northside Hospital Project,
     Ser B, RB, MBIA
     Prerefunded @ 102 (F)
     6.600%, 10/01/02                                       2,000        2,073
   Fulton County, School District, GO
     6.375%, 05/01/17                                         500          592
     5.250%, 01/01/12                                       1,000        1,076
   Fulton County, Water & Sewer
     Authority, RB, ETM, FGIC
     6.375%, 01/01/14                                       1,000        1,167
   Gainesville, Water & Sewer
     Revenue, RB, FSA
     Callable 11/15/11 @ 100
     5.250%, 11/15/16                                       1,555        1,627
     5.250%, 11/15/17                                       1,680        1,746
   Georgia State, Housing & Financial
     Authority, Single-Family
     Mortgage, Sub-Ser B-1, RB
     Callable 06/01/05 @ 102
     5.550%, 12/01/07                                         550          587


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Georgia State, Housing & Financial
     Authority, Single-Family
     Mortgage, Sub-Ser B-1, RB, FHA
     Callable 06/01/06 @ 102
     5.600%, 12/01/11                                     $   450     $    476
     5.550%, 12/01/10                                         325          344
   Georgia State, Municipal Electric
     Authority, RB, ETM
     Callable 07/08/02 @ 100
     8.000%, 01/01/15                                       1,900        2,501
   Georgia State, Municipal Electric
     Authority, Ser B, RB, ETM, MBIA
     5.700%, 01/01/19                                       1,000        1,104
   Georgia State, Ser C, GO
     6.250%, 08/01/13                                       1,650        1,932
   Gwinnett County,
     Recreational Authority, RB
     5.825%, 02/01/07                                         420          465
     5.800%, 02/01/06                                         660          722
   Gwinnett County, School District,
     Ser B, GO
     6.400%, 02/01/06                                         500          557
     6.400%, 02/01/07                                       1,500        1,693
   Hall County, School District,
     Ser B, GO
     6.300%, 12/01/05                                         675          752
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Callable 07/01/07 @ 102
     5.500%, 07/01/08                                         545          598
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Prerefunded @ 102 (F)
     5.500%, 07/01/07                                       1,640        1,834
   Henry County, School District, GO
     Callable 08/01/11 @ 100
     5.125%, 08/01/13                                       1,500        1,589
   Henry County, School District,
     Ser A, GO
     6.450%, 08/01/11                                         500          577
     6.150%, 08/01/06                                         150          168
   Henry County, School District,
     Ser B, GO
     6.300%, 08/01/08                                         300          343
   Henry County, Water & Sewer
     Authority, RB, AMBAC
     6.150%, 02/01/20                                       2,265        2,614
   Henry County, Water & Sewer
     Authority, RB, FGIC
     6.000%, 02/01/18                                       1,055        1,202
     5.625%, 02/01/16                                         940        1,034

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



GEORGIA TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Houston County, School District,
     Intergovernmental Contract,
     COP, MBIA
     Prerefunded @ 102 (F)
     6.000%, 03/01/04                                      $2,000     $  2,167
   Jackson County, Water & Sewer
     Authority, Ser A, RB, AMBAC
     Callable 09/01/10 @ 102
     5.400%, 09/01/22                                       1,250        1,283
   Medical Center Hospital Authority,
     Columbus Regional Health Care
     System, RB, MBIA
     Prerefunded @ 102 (F)
     6.000%, 08/01/05                                       1,340        1,496
   Mercer County, Private Colleges &
     Universities, Mercer University
     Project, RB, ETM, MBIA
     6.400%, 11/01/11                                       1,675        1,979
   Meriwether County, School
     District, GO, FSA
     7.000%, 02/01/06                                         740          839
   Metropolitan Atlanta,
     Rapid Transportation Authority,
     RB, ETM
     7.000%, 07/01/11                                       1,165        1,403
   Metropolitan Atlanta,
     Rapid Transportation Authority,
     Ser A, RB, MBIA
     6.250%, 07/01/07                                         500          566
   Metropolitan Atlanta,
     Rapid Transportation Authority,
     Ser D, RB, ETM
     7.000%, 07/01/11                                         250          305
   Metropolitan Atlanta,
     Rapid Transportation Authority,
     Ser N, RB
     6.000%, 07/01/07                                       1,000        1,113
   Metropolitan Atlanta,
     Rapid Transportation Authority,
     Ser P, RB, AMBAC
     6.250%, 07/01/08                                       1,000        1,141
   Milledgeville, Water & Sewer
     Authority, RB, FSA
     6.000%, 12/01/16                                       1,000        1,142
     6.000%, 12/01/21                                       1,000        1,132
   Newton County, Hospital
     Authority, Newton Health
     Systems Project, RB, AMBAC
     Callable 02/01/10 @ 101
     5.750%, 02/01/11                                         780          863
     5.750%, 02/01/12                                         825          907


--------------------------------------------------------------------------------
                                                        SHARES/FACE
                                                        AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
   Paulding County, School District,
     GO, MBIA
     6.000%, 02/01/10                                      $1,000     $  1,130
   Paulding County, School District,
     Ser A, GO
     6.625%, 02/01/07                                       1,000        1,139
     6.625%, 02/01/08                                         525          604
   Rome, Water & Sewer Authority,
     RB, AMBAC
     5.250%, 01/01/09                                         775          839
   Savannah, Water & Sewer
     Authority, RB, ETM
     6.450%, 12/01/04                                       1,000        1,101
   Valdosta & Lowndes County,
     Hospital Authority, South
     Georgia Medical Center
     Project, RB, AMBAC
     Callable 10/01/12 @ 101
     5.500%, 10/01/14                                         940        1,019
     5.500%, 10/01/15                                         965        1,037
   Vidalia, Water & Sewer Authority,
     RB, ETM
     6.000%, 07/01/07                                         605          681
   Walker, Dade & Catoosa Counties,
     Hutchinson Medical, Ser A, RB,
     FSA
     Callable 10/01/07 @ 102
     5.500%, 10/01/08                                       1,370        1,498
                                                                      --------
                                                                       101,451
                                                                      --------
Total Municipal Bonds
     (Cost $96,794)                                                    101,451
                                                                      --------
CASH EQUIVALENTS (6.4%)
   AIM Management Institutional
     Tax Free Portfolio                                 3,230,703        3,231
   SEI Institutional Tax Free Fund                      3,648,934        3,649
                                                                      --------
Total Cash Equivalents
     (Cost $6,880)                                                       6,880
                                                                      --------
Total Investments (99.9%)
   (Cost $103,674)                                                     108,331
                                                                      --------
OTHER ASSETS AND LIABILITIES (0.1%)
Investment Advisory Fee Payable                                            (55)
Administration Fee Payable                                                  (6)
Distribution Fee Payable                                                    (8)
Other Assets & Liabilities                                                 207
                                                                      --------
Total Other Assets and Liabilities, Net:                                   138
                                                                      --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 8,875,977 outstanding shares
   of beneficial interest                                             $ 88,189
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 275,888 outstanding shares
   of beneficial interest                                                2,707
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,385,202 outstanding shares
   of beneficial interest                                               14,065
Undistributed net investment income                                          2
Accumulated net realized loss on investments                            (1,151)
Net unrealized appreciation on investments                               4,657
                                                                      --------
Total Net Assets (100.0%)                                             $108,469
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.29
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.31
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares (10.31 (DIVIDE) 96.25%)                     $10.71
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.30
                                                                      ========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



HIGH INCOME FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (100.0%)
BROADCASTING (5.4%)
   Belo
     8.000%, 11/01/08                                      $  250     $    258
   Corus Entertainment (B)
     Callable 03/01/07 @ 104.375
     8.750%, 03/01/12                                         500          516
   Entravision Communications (B)
     Callable 03/15/06 @ 104.063
     8.125%, 03/15/09                                         500          509
   Grupo Televisa
     8.500%, 03/11/32                                         750          731
   Paxson Communication (A)
     Callable 01/15/06 @ 106.12
     8.855%, 01/15/09                                       1,000          722
   Paxson Communication
     Callable 07/15/05 @ 105.375
     10.750%, 07/15/08                                        500          541
   Sinclair Broadcasting (B)
     Callable 12/15/06 @ 104.38
     8.750%, 12/15/11                                         250          259
   Spanish Broadcasting
     Callable 11/01/04 @ 104.813
     9.625%, 11/01/09                                         500          521
                                                                      --------
                                                                         4,057
                                                                      --------
BUILDING & CONSTRUCTION (2.8%)
   Standard Pacific
     9.250%, 04/15/12                                         250          259
   WCI Communities (B)
     Callable 05/01/07 @ 104.56
     9.125%, 05/01/12                                         750          773
   WCI Communities
     Callable 02/15/06 @ 105.313
     10.625%, 02/15/11                                      1,000        1,075
                                                                      --------
                                                                         2,107
                                                                      --------
CABLE (6.5%)
   Adelphia Communications (J)
    10.875%, 10/01/10                                         250          181
   Adelphia Communications,
     Ser B (J)
     10.500%, 07/15/04                                        500          370
   British Sky Broadcasting
     7.300%, 10/15/06                                         100          101
     6.875%, 02/23/09                                         190          181
   Charter Communications Holdings
     10.750%, 10/01/09                                      1,500        1,387
   Comcast
     10.625%, 07/15/12                                        340          409

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
  Echostar DBS (B)
     Callable 01/15/06 @ 104.563
     9.125%, 01/15/09                                      $  500     $    502
   Echostar DBS
     Callable 02/01/04 @ 104.69
     9.375%, 02/01/09                                         525          533
   Mediacom LLC
     Callable 01/15/06 @ 104.75
     9.500%, 01/15/13                                       1,250        1,216
                                                                      --------
                                                                         4,880
                                                                      --------
CHEMICALS (3.5%)
   Compass Minerals Group (B)
     Callable 08/15/06 @ 105
     10.000%, 08/15/11                                        750          799
   Ferro
     9.125%, 01/01/09                                         500          531
   IMC Global, Ser B
     Callable 06/01/06 @ 105.630
     11.250%, 06/01/11                                        750          827
   OM Group
     Callable 12/15/06 @ 104.625
     9.250%, 12/15/11                                         500          521
                                                                      --------
                                                                         2,678
                                                                      --------
CONSUMER PRODUCTS (3.6%)
   American Achievement, Ser B
     Callable 01/01/05 @ 105.813
     11.625%, 01/01/07                                        750          784
   Chattem, Ser B
     Callable 04/01/03 @ 104.437
     8.875%, 04/01/08                                         750          757
   Hasbro
     6.600%, 07/15/28                                       1,500        1,157
                                                                      --------
                                                                         2,698
                                                                      --------
ENERGY (4.4%)
   Compton Petroleum (B)
     Callable 05/15/06 @ 104.95
     9.900%, 05/15/09                                         500          507
   Magnum Hunter Callable 06/01/02 @ 105
     10.000%, 06/01/07                                        125          130
   Stone Energy
     Callable 12/15/06 @ 104.125
     8.250%, 12/15/11                                       1,000        1,015
   Swift Energy
     Callable 05/01/07 @ 104.688
     9.375%, 05/01/12                                         750          744

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Tesoro Escrow (B)
     Callable 04/01/07 @ 104.813
     9.625%, 04/01/12                                      $  500     $    463
   Tesoro Petroleum, Ser B
     Callable 11/01/05 @ 104.81
     9.625%, 11/01/08                                         500          465
                                                                      --------
                                                                         3,324
                                                                      --------
ENTERTAINMENT (8.3%)
   Argosy Gaming Company
     Callable  06/01/04 @ 105.38
     10.750%, 06/01/09                                        500          551
   Boyd Gaming (B)
     8.750%, 04/15/12                                         250          259
   Mandalay Resort Group
     6.450%, 02/01/06                                         493          488
   MGM Mirage
     9.750%, 06/01/07                                         500          538
   Pinnacle Entertainment, Ser B
     Callable 08/01/02 @ 104.75
     9.500%, 08/01/07                                         100           96
   Resorts International
     Hotel & Casino (B)
     Callable 03/15/07 @ 106.00
     11.500%, 03/15/09                                        500          473
   Six Flags (B)
     Callable 02/01/06 @ 104.438
     8.875%, 02/01/10                                       1,000        1,010
   Sun International Hotels (B)
     8.875%, 08/15/11                                         250          257
   Sun International Hotels
     Callable 08/15/06 @ 104.438
     8.875%, 08/15/11                                       1,500        1,541
   Venetian Casino (B) (H)
     Callable 06/15/06 @ 105.50
     11.000%, 06/15/10                                      1,000        1,038
                                                                      --------
                                                                         6,251
                                                                      --------
FINANCIALS (2.1%)
   Capital One Financial
     7.250%, 12/01/03                                         200          200
     7.250%, 05/01/06                                         375          367
   CIT Group
     7.500%, 11/14/03                                       1,000          997
                                                                      --------
                                                                         1,564
                                                                      --------
FOOD, BEVERAGE & TOBACCO (2.9%)
   B & G Foods (B)
     Callable 08/01/02 @ 104.813
     9.625%, 08/01/07                                        125           129

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Constellation Brands
     Callable 03/01/04 @ 104.25
     8.500%, 03/01/09                                      $  100     $    104
   Del Monte, Ser B
     Callable 05/15/06 @ 104.63
     9.250%, 05/15/11                                         500          526
   Land O Lakes (B)
     Callable 11/15/06 @ 104.38
     8.750%, 11/15/11                                       1,500        1,455
                                                                      --------
                                                                         2,214
                                                                      --------
HOTELS & LODGING (2.6%)
   HMH Properties, Ser B
     Callable 08/01/03 @ 103.99
     7.875%, 08/01/08                                         422          409
   John Q Hammons (B)
     Callable 05/15/07 @ 104.438
     8.875%, 05/15/12                                         500          508
   Meristar Hospitality (B)
     Callable 12/15/05 @ 105.25
     10.500%, 06/15/09                                        750          793
   Prime Hospitality (B)
     Callable 05/01/07 @ 104.19
     8.375%, 05/01/12                                         250          251
                                                                      --------
                                                                         1,961
                                                                      --------
INDUSTRIAL (10.3%)
   Case, Ser B
     6.250%, 12/01/03                                         200          194
   Collins & Aikman (B)
     Callable 02/15/06 @ 104.875
     9.750%, 02/15/10                                         250          262
   Dana
     6.250%, 03/01/04                                         200          191
   Dana Credit (B)
     8.375%, 08/15/07                                         500          482
   Federal-Mogul (J)
     7.098%, 01/15/06                                         175           37
   Foamex LP (B)
     Callable 04/01/06 @ 105.375
     10.750%, 04/01/09                                        500          525
   Johnsondiversey (B)
     Callable 05/15/07 @ 104.813
     9.625%, 05/15/12                                         100          105
   NMHG Holding (B)
     Callable 05/15/06 @ 105
     10.000%, 05/15/09                                      1,500        1,538
   Polaroid (I)
    10.742%, 02/15/06                                         100            3
   Polaroid, Ser A, MTN (I)
     6.694%, 01/15/49                                         100           --

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



HIGH INCOME FUND--CONTINUED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Primedia
     Callable 04/01/03 @ 103.81
     7.625%, 04/01/08                                      $  500     $    375
   Stoneridge (B)
     Callable 05/01/07 @ 105.750
     11.500%, 05/01/12                                        100          106
   Trico Marine (B)
     Callable 05/15/07 @ 104.438
     8.875%, 05/15/12                                         250          252
   Trimas (B) (H)
     Callable 06/15/07 @ 104.938
     9.875%, 06/15/12                                       1,500        1,530
   UCAR Finance (B)
     Callable 02/15/07 @ 105.125
     10.250%, 02/15/12                                        250          261
   Von Hoffman (B)
     Callable 03/15/05 @ 107.688
     10.250%, 03/15/09                                        500          519
   Xerox
     5.500%, 11/15/03                                       1,050          971
   Xerox, Ser E, MTN
     5.250%, 12/15/03                                         500          463
                                                                      --------
                                                                         7,814
                                                                      --------
MEDICAL & MEDICAL PRODUCTS (5.8%)
   Fisher Scientific (B)
     Callable 05/01/07 @ 104.06
     8.125%, 05/01/12                                         500          500
   Fresenius Medical Capital Trust II
     7.875%, 02/01/08                                         150          147
   Healthsouth
     8.375%, 10/01/11                                         750          780
   PacifiCare Health (B)
     Callable 06/01/06 @105.375
     10.750%, 06/01/09                                        500          516
   Rotech Healthcare (B)
     Callable 04/01/07 @ 104.75
     9.500%, 04/01/12                                         625          650
   United Surgical Partners
     Callable 12/15/06 @ 105
     10.000%, 12/15/11                                      1,250        1,294
   US Oncology (B)
     9.625%, 02/01/12                                         500          490
                                                                      --------
                                                                         4,377
                                                                      --------
PAPER & PACKAGING (0.7%)
   Graphic Package (B)
     Callable 02/15/07 @ 104.313
     8.625%, 02/15/12                                         250          261


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Stone Container
     Callable 02/01/06 @ 104.87
     9.750%, 02/01/11                                      $  285     $    306
                                                                      --------
                                                                           567
                                                                      --------
REAL ESTATE INVESTMENT TRUSTS (1.7%)
   Crescent Real Estate (B)
     Callable 04/15/06 @ 104.625
     9.250%, 04/15/09                                       1,000        1,037
   Ventas Realty (B)
     9.000%, 05/01/12                                         250          261
                                                                      --------
                                                                         1,298
                                                                      --------
RETAIL (10.5%)
   AFC Enterprises
     Callable 05/15/02 @ 105.125
     10.250%, 05/15/07                                        250          263
   Asbury Automotive (B) (H)
     Callable 06/15/07 @ 104.50
     9.000%, 06/15/12                                         750          754
   Cole National Group (B)
     Callable 05/15/07 @ 104.438
     8.875%, 05/15/12                                         250          254
   Finlay Fine Jewelry
     Callable 05/01/03 @ 104.19
     8.375%, 05/01/08                                         100           97
   Fleming (B)
     Callable 05/01/07 @ 104.938
     9.875%, 05/01/12                                         750          761
   Fleming, Ser D
     Callable 07/31/02 @ 105.313
     10.625%, 07/31/07                                        750          774
   Great Atlantic & Pacific Tea
     Callable 12/15/06 @ 104.563
     9.125%, 12/15/11                                         750          758
   Ingles Markets
     Callable 12/01/06 @ 104.438
     8.875%, 12/01/11                                       1,000        1,020
   JC Penney
     7.375%, 06/15/04                                         700          702
   Office Depot
     10.000%, 07/15/08                                        500          550
   Roundy's (B) (H)
     Callable 06/15/07 @ 104.438
     8.875%, 06/15/12                                       1,500        1,523
   Tricon Global Restaurant
     7.650%, 05/15/08                                         500          508
                                                                      --------
                                                                         7,964
                                                                      --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
SERVICE INDUSTRIES (4.2%)
   Coinmach (B)
     Callable 02/01/06 @ 104.5
     9.000%, 02/01/10                                      $  500     $    519
   Computer Associates International,
     Ser B
     6.375%, 04/15/05                                       1,700        1,536
   IPC Acquisition (B)
     Callable 12/15/05 @ 105.750
     11.500%, 12/15/09                                        400          397
   Petroleum Helicopters (B)
     Callable 05/01/06 @ 104.688
     9.375%, 05/01/09                                         250          260
   Service International
     6.000%, 12/15/05                                         500          464
                                                                      --------
                                                                         3,176
                                                                      --------
TELEPHONE & TELECOMMUNICATIONS (17.3%)
   AT&T
     6.000%, 03/15/09                                       1,000          859
   AT&T Canada
     7.650%, 09/15/06                                         750           97
   AT&T Wireless Services
     8.750%, 03/01/31                                       1,500        1,441
   Crown Castle International
     10.750%, 08/01/11                                      1,000          860
   Horizon PCS (B)
     Callable 12/15/06 @ 106.87
     13.750%, 06/15/11                                        400          236
   Intermedia Communication,
     Ser B (A)
     10.740%, 07/15/07                                      1,500        1,080
   Panamsat (B)
     Callable 02/01/07 @ 104.25
     8.500%, 02/01/12                                       1,000        1,002
   Qwest Capital Funding
     6.125%, 07/15/02                                       1,500        1,481
   Rogers Cantel
     Callable 06/01/03 @ 104.69
     9.375%, 06/01/08                                         750          668
   Rogers Cantel
     Callable 10/01/02 @ 104.15
     8.300%, 10/01/07                                         750          653
   Rural Cellular, Ser B
     Callable 05/15/03 @ 104.81
     9.625%, 05/15/08                                         631          418
   Sprint Capital
     6.125%, 11/15/08                                       1,500        1,345


--------------------------------------------------------------------------------
                                                         SHARES/FACE
                                                         AMOUNT (000 VALUE (000)
--------------------------------------------------------------------------------
   Triton PCS (A)
     Callable 05/01/03 @ 105.50
     12.590%, 05/01/08                                     $2,000     $  1,685
   TSI Telecomm (B)
     Callable 02/01/06 @ 106.375
     12.750%, 02/01/09                                      1,000          975
   Voicestream Wireless (A)
     Callable 11/15/04 @ 105.94
     7.598%, 11/15/09                                         325          271
                                                                      --------
                                                                        13,071
                                                                      --------
TRANSPORTATION (1.5%)
   Continental Airlines
     8.000%, 12/15/05                                         150          138
   Greyhound, Ser B,
     Callable 04/15/02 @ 105.75
     11.500%, 04/15/07                                      1,075        1,010
                                                                      --------
                                                                         1,148
                                                                      --------
UTILITIES (5.9%)
   Calpine
     8.500%, 02/15/11                                         300          246
     7.875%, 04/01/08                                          75           63
     7.625%, 04/15/06                                         435          373
   El Paso Energy
     Callable 06/01/06 @ 104.25
     8.500%, 06/01/11                                         750          761
   Kansas Gas & Electric
     6.500%, 08/01/05                                         250          246
   Mission Energy Holding
     13.500%, 07/15/08                                      1,950        2,028
   Western Resources (B)
     9.750%, 05/01/07                                         750          738
                                                                      --------
                                                                         4,455
                                                                      --------
Total Corporate Obligations
     (Cost $77,624)                                                     75,604
                                                                      --------
CASH EQUIVALENT (4.0%)
   SEI Daily Income Trust Prime
     Obligation Fund                                    3,049,783        3,050
                                                                      --------
Total Money Market Fund
     (Cost $3,050)                                                       3,050
                                                                      --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



HIGH INCOME FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.0%)
   Morgan Stanley,
     1.550%, dated 05/31/02, matures
     06/03/02, repurchase price
     $11,472 (collateralized by a
     U.S. Treasury Bill: total market
     value $11,699) (G)                                       $11      $    11
                                                                       -------
Total Repurchase Agreement
     (Cost $11)                                                             11
                                                                       -------
Total Investments (104.0%)
   (Cost $80,685)                                                       78,665
                                                                       -------
OTHER ASSETS AND LIABILITIES (-4.0%)

Investment Advisory Fee Payable                                            (39)
Administration Fee Payable                                                  (4)
Distribution Fee Payable                                                   (21)
Other Assets & Liabilities                                              (2,970)
                                                                       -------
Total Other Assets and Liabilities, Net:                                (3,034)
                                                                       -------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 3,968,766 outstanding shares
   of beneficial interest                                               29,197
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 6,463,138 outstanding shares
   of beneficial interest                                               49,796
Undistributed net investment income                                          1
Accumulated net realized loss on investments                            (1,343)
Net unrealized depreciation on investments                              (2,020)
                                                                       -------
Total Net Assets (100.0%)                                              $75,631
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                       $7.25
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                    $7.25
                                                                       =======






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (18.3%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                                    $84,500      $100,307
     6.250%, 05/15/30                                     43,850        46,935
     4.375%, 05/15/07                                     25,000        25,018
                                                                      --------
Total U.S. Treasury Obligations
     (Cost $165,383)                                                   172,260
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.0%)
   FHLMC
     4.125%, 01/14/05                                     25,750        25,994
   FNMA
     7.125%, 01/15/30                                     10,500        11,620
                                                                      --------
Total U.S. Government Agency Obligations
     (Cost $36,189)                                                     37,614
                                                                      --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (20.2%)
   FHLMC
     6.500%, 02/01/17                                     13,277        13,738
   GNMA
     8.500%, 04/15/31                                     32,623        35,194
     8.000%, 08/15/31 to 04/01/32                         92,162        98,461
     6.000%, 12/15/31                                     43,660        43,404
                                                                      --------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $187,630)                                                   190,797
                                                                      --------
CORPORATE OBLIGATIONS (51.5%)
FINANCE (18.1%)
   Boeing Capital
     5.650%, 05/15/06                                      9,000         9,183
   Capital One Bank
     6.500%, 07/30/04                                      8,700         8,803
   ChevronTexaco Capital
     5.500%, 01/15/09                                     10,500        10,552
   Countrywide Home Loan, MTN, Ser F
     6.510%, 02/11/05                                     17,800        18,645
   Ford Motor Credit
     6.875%, 02/01/06                                     18,150        18,719
   GE Capital, MTN, Ser A
     6.750%, 03/15/32                                     27,550        27,199
   General Motors Acceptance
     8.000%, 11/01/31                                     14,500        15,526
   Household Finance
     5.750%, 01/30/07                                      8,825         8,791
   International Lease Finance, MTN, Ser M
     5.950%, 06/06/05                                     17,600        18,129
   JP Morgan Chase
     5.350%, 03/01/07                                      9,300         9,363


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Wachovia
     6.800%, 06/01/05                                    $ 8,000      $  8,610
   Washington Mutual Bank
     6.875%, 06/15/11                                     16,425        17,272
                                                                      --------
                                                                       170,792
                                                                      --------
FOOD, BEVERAGE & TOBACCO (5.5%)
   Coca-Cola Enterprises
     8.500%, 02/01/22                                      9,750        11,639
     5.375%, 08/15/06                                      9,000         9,171
   General Mills
     6.000%, 02/15/12                                     13,350        13,243
   Philip Morris
     7.500%, 04/01/04                                     16,450        17,478
                                                                      --------
                                                                        51,531
                                                                      --------
INDUSTRIAL (9.5%)
   Cardinal Health
     6.750%, 02/15/11                                     15,000        15,862
   Computer Sciences
     7.500%, 08/08/05                                     18,825        20,349
   Conoco
     6.950%, 04/15/29                                      8,750         8,991
   Kerr-McGee
     5.875%, 09/15/06                                      6,400         6,481
   May Department Stores
     7.900%, 10/15/07                                     13,125        14,381
   Viacom
     5.625%, 05/01/07                                     10,000        10,111
   Walt Disney
     5.500%, 12/29/06                                     13,250        13,401
                                                                      --------
                                                                        89,576
                                                                      --------
INVESTMENT BANKERS/BROKER DEALERS (9.6%)
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                                      8,400         8,736
   Goldman Sachs
     6.600%, 01/15/12                                     17,500        17,818
   Merrill Lynch
     5.350%, 06/15/04                                     19,500        19,943
   Morgan Stanley Dean Witter
     7.250%, 04/01/32                                      8,300         8,512
     6.750%, 04/15/11                                      9,150         9,434
   Salomon Smith Barney Holdings, MTN
     6.500%, 02/15/08                                     25,000        26,062
                                                                      --------
                                                                        90,505
                                                                      --------
LIFE/HEALTH INSURANCE (1.1%)
   Aon
     6.900%, 07/01/04                                      9,735        10,210
                                                                      --------

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



INVESTMENT GRADE BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
TELEPHONE & TELECOMMUNICATIONS (6.4%)
   AT&T Wireless
     8.125%, 05/01/12                                    $10,150      $  9,889
   Qwest (B)
     8.875%, 03/15/12                                      9,000         8,955
   Sprint Capital
     5.875%, 05/01/04                                      9,000         8,595
   Verizon
     5.875%, 01/17/12                                     17,500        16,855
   WorldCom (J)
     8.250%, 05/15/31                                     13,250         5,697
     6.500%, 05/15/04                                     13,875        10,129
                                                                      --------
                                                                        60,120
                                                                      --------
TRANSPORTATION (0.8%)
   Norfolk Southern
     6.000%, 04/30/08                                      7,675         7,831
                                                                      --------
UTILITIES (0.5%)
   Duke Energy
     6.250%, 01/15/12                                      5,000         5,056
                                                                      --------
Total Corporate Obligations
     (Cost $486,158)                                                   485,621
                                                                      --------
MORTGAGE RELATED (2.2%)
   GE Capital, Ser 2002-1a,
     Cl A3 (B)
     6.269%, 12/10/35                                     20,550        21,086
Total Mortgage Related
     (Cost $20,652)                                                     21,086
                                                                      --------
REPURCHASE AGREEMENTS (3.4%)
   Greenwich
     1.720%, dated 05/31/02, matures
     06/03/02, repurchase price
     $20,165,097 (collateralized by a
     U.S. Treasury Note: total market
     value $20,568,020) (G)                               20,162        20,162
   U.S. Warburg
     1.720%, dated 05/31/02, matures
     06/03/02, repurchase price
     $11,802,948 (collaterized by
     U.S. Treasury STRIPS: total
     market value $12,038,475) (G)                        11,801        11,801
                                                                      --------
Total Repurchase Agreements
     (Cost $31,963)                                                     31,963
                                                                      --------
Total Investments (99.6%)
   (Cost $927,975)                                                     939,341
                                                                      --------


--------------------------------------------------------------------------------

                                                                    VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
Investment Advisory Fee Payable                                       $   (569)
Administration Fee Payable                                                 (54)
Distribution Fee Payable                                                   (27)
Custodian Fee Payable                                                       (4)
Other Assets & Liabilities                                               4,809
                                                                      --------
Total Other Assets and Liabilities, Net:                                 4,155
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 86,550,246 outstanding shares
   of beneficial interest                                              921,842
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 2,033,718 outstanding shares
   of beneficial interest                                               22,211
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 3,532,549 outstanding shares
   of beneficial interest                                               37,517
Accumulated net realized loss on investments                           (49,440)
Net unrealized appreciation on investments                              11,366
                                                                      --------
Total Net Assets (100.0%)                                             $943,496
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.24
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.24
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.24 (DIVIDE) 96.25%)                    $10.64
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.25
                                                                      ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (117.9%)
ALABAMA (16.4%)
   Alabama State, Public School &
     College Authority, Capital
     Improvement Project, Ser C, RB
     Callable 07/01/11 @ 100
     5.750%, 07/01/17                                     $3,950      $  4,260
   Alabama State, Special Care
     Facility Financing Authority,
     FGIC (C)
     1.110%, 04/01/15                                      9,835         9,835
   Auburn University, Ser A, RB,
     MBIA
     Callable 06/01/11 @ 100
     6.000%, 06/01/15                                      3,835         4,284
   Huntsville, Ser A, GO
     Callable 05/01/12 @ 102
     5.750%, 05/01/19                                      2,800         3,044
     5.625%, 05/01/16                                      2,375         2,592
   Montgomery, Waterworks &
     Sanitation Sewer Board,
     Water & Sewer System Project,
     Ser A, RB, AMBAC (H)
     5.000%, 09/01/04                                      1,350         1,430
     5.000%, 09/01/06                                      4,000         4,296
     5.000%, 09/01/07                                      2,000         2,153
                                                                      --------
                                                                        31,894
                                                                      --------
ARIZONA (10.0%)
   Arizona State, Transportation
     Board, RB
     Prerefunded @ 100 (F)
     6.125%, 07/01/09                                      6,020         6,878
   Arizona State, University &
     College Improvements
     Project, RB, FGIC (H)
     Callable 07/01/12 @ 100
     5.500%, 07/01/14                                      1,785         1,946
     5.500%, 07/01/15                                      1,665         1,804
     5.500%, 07/01/17                                      2,540         2,721
   Phoenix, Ser A, GO (H)
     5.000%, 07/01/07                                      2,365         2,543
   Phoenix, Ser B, GO (C) (H)
     Callable 07/01/12 @ 100
     5.375%, 07/01/18                                      1,890         1,984
   Scottsdale, Municipal Property,
     RB (H)
     5.500%, 07/01/14                                      1,420         1,542
                                                                      --------
                                                                        19,418
                                                                      --------


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
CALIFORNIA (7.6%)
   California State, GO, AMBAC
     6.000%, 04/01/17                                     $5,000      $  5,787
     6.000%, 04/01/18                                      3,000         3,465
   Orange County, Loma Ridge/Data
     Center Project, COP, AMBAC
     Prerefunded @ 100 (F)
     6.000%, 06/01/19                                      2,075         2,360
   Sonoma County, COP, Ser A,
     AMBAC (H)
     5.000%, 11/15/07                                      1,460         1,555
     5.000%, 11/15/08                                      1,515         1,609
                                                                      --------
                                                                        14,776
                                                                      --------
COLORADO (8.7%)
   Colorado State, Health Facilities
     Authority, North
     Colorado Medical Center Project,
     RB, MBIA (C)
     1.150%, 05/15/20                                      2,800         2,800
   Colorado State, Metro Wastewater
     Authority, Ser A, RB (H)
     Callable 04/01/12 @ 100
     5.500%, 04/01/14                                      2,805         3,056
   Larimer County, School District
     No. R 1, GO, FGIC
     Callable 12/15/10 @ 100
     6.000%, 12/15/15                                      3,000         3,355
     6.000%, 12/15/16                                      3,000         3,343
     6.000%, 12/15/17                                      4,000         4,442
                                                                      --------
                                                                        16,996
                                                                      --------
DELAWARE (1.5%)
   Wilmington, GO, FGIC
     Callable 06/01/12 @ 100
     5.375%, 06/01/14                                      1,730         1,865
     5.000%, 06/01/23                                      1,000           982
                                                                      --------
                                                                         2,847
                                                                      --------
FLORIDA (12.0%)
   Alachua County, Health Facility
     Authority, Shands Teaching
     Hospital Project, Ser B (C)
     1.150%, 12/01/26                                      5,000         5,000
   Dade County, Water & Sewer
     System Authority, RB, FGIC
     Callable 10/01/03 @ 102
     5.000%, 10/01/07                                      3,000         3,118

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Palm Beach County, School
     Board, Ser C, COP, FSA
     Callable 08/01/12 @ 100
     5.500%, 08/01/15                                     $2,825      $  3,034
     5.500%, 08/01/19                                      5,305         5,596
   Palm Beach County,
     School District, GO, MBIA
     5.000%, 08/01/03                                      2,000         2,074
   Tampa, Water & Sewer Authority,
     RB, FSA (H)
     6.000%, 10/01/15                                      2,000         2,281
     6.000%, 10/01/17                                      1,920         2,175
                                                                      --------
                                                                        23,278
                                                                      --------
GEORGIA (1.5%)
   Stephens County,
     School District, GO (H)
     4.250%, 09/01/06                                      1,230         1,287
     4.000%, 09/01/04                                      1,605         1,663
                                                                      --------
                                                                         2,950
                                                                      --------
ILLINOIS (5.7%)
   Chicago, School Finance Authority,
     Ser A, GO, FGIC
     Callable 06/01/02 @ 102
     6.250%, 06/01/09                                      6,000         6,141
   Illinois State, Health Facility
     Authority, Swedish Covenant
     Hospital Project, RB,
     AMBAC (C)
     1.350%, 08/01/25                                      5,000         5,000
                                                                      --------
                                                                        11,141
                                                                      --------
IOWA (1.2%)
   Des Moines, Public Parking
     System, Ser A, RB, FGIC
     Callable 06/01/10 @ 100
     6.375%, 06/01/18                                      2,005         2,248
                                                                      --------
KENTUCKY (2.8%)
   Kentucky State, Economic
     Development Authority,
     Health Alliance Project, Ser C,
     RB, MBIA (C)
     1.210%, 01/01/22                                      5,470         5,470
                                                                      --------
MASSACHUSETTS (1.4%)
   Massachusetts State, Water Pollution Authority,
     Pool Program, Ser 6, RB
     Callable 08/01/10 @ 101
     5.625%, 08/01/16                                      2,500         2,709
                                                                      --------


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
MICHIGAN (2.1%)
   Detroit, Sewer Disposal,
     Ser B, RB, MBIA (C)
     Callable 06/05/02 @ 100
     1.110%, 07/01/23                                     $4,090      $  4,090
                                                                      --------
MISSISSIPPI (1.3%)
   Jackson, Public School District,
     Ser B, GO, AMBAC
     Callable 10/01/10 @ 100
     5.750%, 10/01/15                                      2,275         2,479
                                                                      --------
MISSOURI (5.5%)
   Missouri State, Health &
     Educational Facilities Authority,
     SSM Health Care Projects,
     Ser B, RB, ETM, MBIA
     Callable 06/01/02 @ 100
     7.000%, 06/01/05                                      1,240         1,240
   Missouri State, Highways &
     Transportation Commission,
     Ser A, RB
     Callable 02/01/11 @ 100
     5.625%, 02/01/18                                      8,885         9,510
                                                                      --------
                                                                        10,750
                                                                      --------
NEVADA (2.3%)
   Clark County, School District,
     Ser B, GO, FSA (C)
     1.500%, 06/15/21                                      4,400         4,400
                                                                      --------
NEW JERSEY (6.1%)
   New Jersey State, Highway
     Authority, Garden State
     Parkway Project, RB, FGIC
     5.500%, 01/01/15                                      2,500         2,741
   New Jersey State, Housing &
     Mortgage Finance Authority,
     Ser F, RB, FSA (H)
     4.300%, 05/01/07                                      5,990         6,066
   New Jersey State, Transit
     Authority, Transit
     Administration Grant Project,
     Ser B, COP, AMBAC
     5.250%, 09/15/03                                      3,000         3,129
                                                                      --------
                                                                        11,936
                                                                      --------
NEW YORK (4.2%)
   Metropolitan New York, Transit
     Authority, Ser A, RB, AMBAC
     Callable 11/15/12 @ 100
     5.500%, 11/15/16                                      7,500         8,081
                                                                      --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
NORTH CAROLINA (4.2%)
   Charlotte, Water & Sewer Systems, RB
     Callable 06/01/10 @ 101
     5.750%, 06/01/17                                     $2,000      $  2,169
   North Carolina State, Medical Care
     Commission Health Systems
     Authority, Catholic Health East
     Project, Ser D, RB, AMBAC (C)
     Callable 07/03/02 @ 100
     1.150%, 11/15/28                                      5,000         5,000
   North Carolina State, Medical Care
     Community Hospital, Mercy
     Hospital Project, RB, ETM
     Callable 08/01/02 @ 102
     6.500%, 08/01/15                                      1,000         1,028
                                                                      --------
                                                                         8,197
                                                                      --------
OHIO (5.1%)
   Cleveland, City School District,
     Ser A, GO, FGIC
     Callable 12/01/02 @ 102
     5.875%, 12/01/11                                      1,000         1,040
   Cleveland, Income Tax Revenue
     Authority, RB, AMBAC (C)
     1.300%, 05/15/24                                      5,000         5,000
   Ohio State, Infrastructure
     Improvement, Ser A, GO
     Callable 02/01/10 @ 101
     5.750%, 02/01/13                                      1,300         1,433
   Ohio State, Water Development
     Authority, Drinking Water
     Fund Project, RB
     Callable 12/01/12 @ 100
     5.500%, 12/01/17                                      2,275         2,436
                                                                      --------
                                                                         9,909
                                                                      --------
OREGON (4.2%)
   Oregon State, Department of
     Transportation & Highway
     Authority, Ser A, RB
     Callable 11/15/12 @ 100
     5.500%, 11/15/16                                      3,530         3,809
     5.500%, 11/15/18                                      4,025         4,292
                                                                      --------
                                                                         8,101
                                                                      --------


--------------------------------------------------------------------------------
                                                        SHARES/FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SOUTH DAKOTA (3.5%)
   South Dakota State, Health &
     Educational Facilities Authority,
     St. Lukes Midland Regional
     Medical Center Project, RB, MBIA
     Prerefunded @ 102 (F)
     6.625%, 07/01/02                                     $6,675      $  6,770
                                                                      --------
TEXAS (0.8%)
   Irving, Waterworks & Sewer
     Authority, RB
     Callable 06/15/09 @ 100.5
     5.950%, 06/15/19                                      1,460         1,568
                                                                      --------
VERMONT (1.0%)
   Burlington, Electric Authority,
     Ser A, RB, MBIA
     Prerefunded @ 102 (F)
     6.250%, 07/01/02                                      2,000         2,048
                                                                      --------
WASHINGTON (2.6%)
   Washington State, Ser VR 96A,
     GO (C)
     Callable 07/03/02 @ 100
     1.110%, 06/01/20                                      5,000         5,000
                                                                      --------
PUERTO RICO (6.2%)
   Puerto Rico Commonwealth,
     Government Development
     Authority, RB, MBIA (C)
     Callable 07/02/02 @ 100
     1.000%, 12/01/15                                      9,300         9,300
   Puerto Rico Commonwealth,
     Public Improvement Project,
     GO, FSA
     5.500%, 07/01/16                                      2,500         2,767
                                                                      --------
                                                                        12,067
                                                                      --------
Total Municipal Bonds
     (Cost $225,323)                                                   229,123
                                                                      --------
CASH EQUIVALENTS (9.0%)
   AIM Management Institutional
     Tax Free Portfolio                                8,696,974         8,697
   SEI Institutional Tax Free Fund                     8,732,717         8,733
                                                                      --------
Total Cash Equivalents
     (Cost $17,430)                                                     17,430
                                                                      --------
Total Investments (126.9%)
   (Cost $242,753)                                                    $246,553
                                                                      ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------
                                                        SHARES/FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.2%)
   U.S. Treasury Notes
     5.500%, 02/15/08 to 05/15/09                        $ 9,010      $  9,410
     4.875%, 02/15/12                                     13,000        12,833
                                                                      --------
Total U.S. Treasury Obligations
     (Cost $22,144)                                                     22,243
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.0%)
   FNMA
     6.625%, 10/15/07                                      5,000         5,429
                                                                      --------
Total U.S. Government Agency Obligations
     (Cost $5,317)                                                       5,429
                                                                      --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (77.7%)
   FHLMC
     8.000%, 12/01/02                                         11            11
     6.500%, 02/01/17                                     15,009        15,530
   FNMA
     8.500%, 04/01/17                                        212           231
     7.000%, 11/01/16                                      9,052         9,497
     6.500%, 06/01/13 to 10/01/16                         10,823        11,217
     6.000%, 09/01/13 to 02/01/32                         11,245        11,374
   GNMA
     9.000%, 11/15/17                                        323           355
     8.500%, 04/15/31                                      3,876         4,182
     8.000%, 06/15/30 to 04/01/32                         46,438        49,587
     7.000%, 07/15/31 to 09/15/31                         14,799        15,345
     6.500%, 11/15/31                                     15,560        15,838
     6.000%, 12/15/31                                      8,410         8,360
                                                                      --------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $139,083)                                                   141,527
                                                                      --------
CASH EQUIVALENT (0.0%)
   SEI Liquid Asset Trust Prime
     Obligation Fund                                       3,950             4
                                                                      --------
Total Cash Equivalent
     (Cost $4)                                                               4
                                                                      --------


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.7%)
   Morgan Stanley
     1.78%, dated 05/31/02, matures
     06/03/02, repurchase price
     $10,380,763 (collateralized by
     FNMA & FHLMC obligations:
     total market value
     $10,600,104) (G)                                    $10,379      $ 10,379
                                                                      --------
Total Repurchase Agreement
     (Cost $10,379)                                                     10,379
                                                                      --------
Total Investments (98.6%)
   (Cost $176,927)                                                     179,582
                                                                      --------
OTHER ASSETS AND LIABILITIES (1.4%)
Investment Advisory Fee Payable                                            (87)
Administration Fee Payable                                                 (10)
Distribution Fee Payable                                                    (5)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                               2,653
                                                                      --------
Total Other Assets and Liabilities, Net:                                 2,550
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 15,974,839 outstanding shares
   of beneficial interest                                              162,257
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 153,277 outstanding shares
   of beneficial interest                                                1,592
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,545,157 outstanding shares
   of beneficial interest                                               15,832
Distribution in excess of net investment income                             (1)
Accumulated net realized loss on investments                              (203)
Net unrealized appreciation on investments                               2,655
                                                                      --------
Total Net Assets (100.0%)                                             $182,132
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.31
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.29
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.29 (DIVIDE) 97.50%)                    $10.55
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.31
                                                                      ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (99.8%)
MARYLAND (90.7%)
   Anne Arundel County, GO
     6.000%, 02/01/07                                     $1,000       $ 1,117
   Baltimore County, Consolidated
     Public Improvement, GO
     5.500%, 06/01/04                                        750           798
   Baltimore County, Consolidated
     Public Improvement,
     GO Callable  06/01/11 @ 101
     5.000%, 06/01/18                                        835           855
   Baltimore County, Consolidated
     Public Improvement,
     GO Callable 07/01/08 @ 101
     4.750%, 07/01/09                                        500           531
   Baltimore County, Health & Social
     Services Building Project,
     COP Callable 08/01/11 @ 101
     5.000%, 08/01/17                                        840           862
   Baltimore, Board of Education,
     Administration Project, Ser A,
     COP, MBIA
     5.250%, 04/01/05                                        750           801
   Baltimore, GO, MBIA
     7.000%, 10/15/10                                        500           605
   Baltimore, Pollution Control,
     General Motors Project, RB
     5.350%, 04/01/08                                      1,070         1,165
   Baltimore, Ser A , RB, FGIC
     5.900%, 07/01/13                                        900         1,024
   Baltimore, Water Project,
     Ser A, RB, FSA
     Prerefunded @ 100 (F)
     5.750%, 07/01/10                                      1,000         1,122
   Frederick County, GO
     Callable 07/01/09 @ 101
     5.250%, 07/02/11                                      1,000         1,081
   Frederick County, GO
     Callable 12/01/10 @ 101
     5.200%, 12/01/19                                        500           517
   Frederick County, Mount Saint
     Mary's College, Ser A, RB
     5.500%, 09/01/16                                        565           570
   Howard County, Ser A,
     GO Callable 02/15/12 @ 100
     5.250%, 08/15/13                                      1,180         1,273
   Maryland State, Community
     Development Administration,
     Multi-Family Heritage Crossing,
     Ser A, RB,
     AMT
     Callable 05/01/03 @ 100
     4.125%, 05/01/04                                        500           506



--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Maryland State, Community
     Development Administration,
     RB
     4.100%, 07/01/08                                     $  285        $  287
   Maryland State, Community
     Development Administration,
     Ser C, RB, FHA
     Callable 03/01/10 @ 100
     5.650%, 09/01/12                                        475           512
   Maryland State, Community
     Development Administration,
     Ser E, RB, FHA
     Callable 09/01/09 @ 100
     5.700%, 09/01/17                                        980         1,020
   Maryland State, Community
     Development Administration,
     Ser F, RB, AMT
     Callable 09/01/09 @ 100
     5.900%, 09/01/19                                      1,000         1,026
   Maryland State, Community
     Development Administration,
     Single Family Program,
     Second Ser, RB
     4.700%, 04/01/11                                      1,000         1,004
   Maryland State, Community
     Development Administration,
     Single-Family Housing, 1st
     Ser, RB, FHA
     Callable 04/01/07 @ 101.50
     5.600%, 04/01/18                                        335           348
   Maryland State, Department of
     Transportation County Authority,
     RB
     5.500%, 02/01/13                                        975         1,072
   Maryland State, Economic
     Development Corporation,
     Morgan State University Project,
     Ser A, RB
     5.200%, 07/01/12                                        680           676
   Maryland State, Economic
     Development Corporation,
     University Village At
     Sheppard Pratt Project,
     RB, ACA
     Callable 07/01/11 @ 101
     5.875%, 07/01/21                                        250           254
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Board of Child Care Project, RB
     4.500%, 07/01/09                                        600           607

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



MARYLAND MUNICIPAL BOND FUND--CONTINUED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Board of Child Care Project,
     RB Callable 07/01/12 @ 100
     5.500%, 07/01/13                                     $1,000       $ 1,062
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Carroll County General
     Hospital, RB (H)
     4.400%, 07/01/09                                        750           744
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Carroll County General
     Hospital, RB
     Callable 07/01/12 @ 100
     6.000%, 07/01/21                                        250           255
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Catholic Health Initiatives,
     Ser A, RB
     Callable 06/01/10 @ 101
     6.000%, 12/01/24                                        250           261
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Charity Obligated Group, RB
     Prerefunded @ 100 (C) (F)
     4.600%, 11/01/03                                        270           280
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Charlestown Community
     Project, Ser 1998-A, RB (C) (E)
     Callable 06/03/02 @ 100
     1.400%, 01/01/28                                      3,250         3,250
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Greater Baltimore Medical
     Center Project, RB (C)
     Callable 06/03/02 @ 100
     1.450%, 07/01/25                                      1,000         1,000
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Hebrew Home of Greater
     Washington, RB (H)
     Callable 01/01/12 @ 100
     5.700%, 01/01/21                                        480           478
     5.700%, 01/01/22                                        510           505
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Johns Hopkins Hospital Project, RB
     5.000%, 05/15/09                                        700           742

--------------------------------------------------------------------------------
                                                        FACE
                                                    AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Mercy Medical Center Project, RB
     Callable 07/01/11 @ 100
     5.625%, 07/01/31                                     $1,000        $  983
   Maryland State, Health & Higher
     Educational Facilities Authority,
     North Arundel Hospital Project,
     RB Callable 07/01/10 @ 101
     6.500%, 07/01/26                                        400           424
   Maryland State, Health & Higher
     Educational Facilities Authority,
     University of Maryland Medical
     Project, RB
     6.000%, 07/01/05                                        100           108
     5.000%, 07/01/09                                      1,020         1,057
   Maryland State, Health & Higher
     Educational Facilities Authority,
     University of Maryland Medical
     Project, RB
     Callable 07/01/11 @ 100
     5.750%, 07/01/21                                      1,725         1,765
   Maryland State, Ser 2, GO
     5.500%, 07/15/13                                      1,150         1,276
   Maryland State, Stadium
     Authority, Sports Facility Project,
     RB, AMBAC
     Callable 03/01/06 @ 101
     5.800%, 03/01/26                                        250           262
   Maryland State, State & Local
     Facilities Loan, First Ser, GO
     5.125%, 08/01/05                                        535           574
   Maryland State, State & Local
     Facilities Loan, First Ser, GO
     Callable 03/01/08 @ 101
     4.750%, 03/01/09                                        500           530
   Maryland State, State & Local
     Facilities Loan, Second Ser, GO
     5.250%, 06/15/08                                        500           534
   Maryland State, State & Local
     Facilities Loan, Second Ser, GO
     Callable 07/15/09 @ 101
     5.250%, 07/15/12                                      1,000         1,075
   Maryland State, State & Local
     Facilities Loan, Third Ser, GO
     5.500%, 10/15/04                                        500           538
     5.000%, 10/15/06                                        750           811
   Maryland State, State & Local
     Facilities Loan, Third Ser, GO
     Callable 10/15/06 @ 100
     5.000%, 10/15/07                                        525           561

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Maryland State,
     Transportation Authority,
     Baltimore/Washington
     International Airport, Ser B, RB
     Callable 03/01/12 @ 101
     5.375%, 03/01/15                                     $1,000       $ 1,047
   Maryland State, Transportation
     Authority, RB, ETM
     Callable 07/08/02 @ 100
     6.800%, 07/01/16                                        120           140
   Montgomery County, Equipment
     Acquistion Program, COP
     4.500%, 06/01/06                                      1,000         1,054
   Montgomery County,
     Consolidated Public
     Improvements, Ser A, GO
     5.800%, 07/01/07                                        500           558
     5.700%, 07/01/05                                        675           734
   Montgomery County, Housing
     Opportunity, Aston Woods
     Apartments Project, Ser A, RB
     Callable 05/15/08 @ 102
     4.900%, 05/15/31                                        600           613
   Montgomery County, Housing
     Opportunity, Housing
     Development Project, RB
     Callable 07/01/10 @ 100
     6.000%, 07/01/20                                        990         1,048
   Montgomery County, Housing
     Opportunity, Single-Family
     Mortgage, Ser A, RB
     Callable 01/01/11 @ 100
     4.450%, 07/01/17                                        500           514
   Montgomery County, Trinity
     Healthcare Group, RB
     Callable 12/01/11 @ 100
     5.500%, 12/01/16                                      1,000         1,052
   Prince Georges County,
     Consolidated Public
     Improvements, GO, FSA (H)
     5.000%, 05/15/06                                        500           537
   Prince Georges County,
     Consolidated Public
     Improvements, Ser A, GO, MBIA
     Prerefunded @ 102 (F)
     5.625%, 09/01/02                                        250           258
   Queen Annes County, Public
     Facilities, GO, FGIC
     5.125%, 11/15/06                                        350           380
   St. Mary's County, Consolidated
     Public Improvements, GO
     5.500%, 07/01/11                                      1,165         1,296

--------------------------------------------------------------------------------
                                                        FACE
                                                    AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   Talbot County, Public Facilities, GO
     Callable 3/15/12 @ 101
     5.375%, 03/15/17                                     $1,455       $ 1,551
   University of Maryland, Ser A, RB
     5.000%, 04/01/05                                        400           425
   Washington, Suburban Sanitation
     District, GO
     5.000%, 06/01/05                                        355           378
     5.000%, 06/01/10                                        500           536
   Washington, Suburban Sanitation
     District, GO
     Callable 06/01/04 @ 102
     4.625%, 06/01/06                                        750           788
                                                                       -------
                                                                        51,617
                                                                       -------
GUAM (1.0%)
   Guam, Ser A, GO, FSA
     5.000%, 12/01/09                                        500           542
                                                                       -------
PUERTO RICO (8.1%)
   Puerto Rico Commonwealth,
     Housing Bank & Finance
     Agency, Affordable Housing
     Mortgage Porfolio, Ser I, RB,
     AMT, GNMA
     Callable 04/01/05 @ 102
     6.250%, 04/01/29                                        625           650
   Puerto Rico Commonwealth,
     Public Financial Project, Ser A ,
     GO, MBIA
     Callable 08/01/11 @ 100
     5.500%, 08/01/20                                        500           529
   Puerto Rico Commonwealth,
     Public Improvements, FSA, GO
     Callable 07/01/11 @ 100
     5.125%, 07/01/30                                      1,250         1,253
   Puerto Rico Commonwealth,
     Public Improvements,
     Ser A, GO
     5.500%, 07/01/17                                        500           547
     5.500%, 07/01/18                                      1,500         1,610
                                                                       -------
                                                                         4,589
                                                                       -------
Total Municipal Bonds
     (Cost $55,610)                                                     56,748
                                                                       -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



MARYLAND MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (2.3%)
   AIM Tax Free Institutional
     Cash Reserve                                      1,341,382       $ 1,341
                                                                       -------
Total Cash Equivalent
     (Cost $1,341)                                                       1,341
                                                                       -------
Total Investments (102.1%)
   (Cost $56,951)                                                       58,089
                                                                       -------
OTHER ASSETS AND LIABILITIES (-2.1%)
Investment Advisory Fee Payable                                            (27)
Administration Fee Payable                                                  (3)
Distribution Fee Payable                                                   (18)
Other Assets & Liabilities                                              (1,158)
                                                                      --------
Total Other Assets and Liabilities, Net:                                (1,206)
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 3,262,942 outstanding shares
   of beneficial interest                                               32,792
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 2,245,087 outstanding shares
   of beneficial interest                                               22,996
Distribution in excess of net investment income                            (23)
Accumulated net realized loss on investments                               (20)
Net unrealized appreciation on investments                               1,138
                                                                       -------
Total Net Assets (100.0%)                                              $56,883
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.32
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.34
                                                                       =======






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                                       FACE AMOUNT
                                                          (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (11.3%)
   U.S. Treasury Notes
     5.875%, 11/15/04                                    $ 1,600      $  1,690
     4.000%, 04/30/03                                     15,000        15,243
     3.000%, 11/30/03 to 02/29/04                         20,000        20,017
   U.S. Treasury STRIPS (D)
     6.534%, 08/15/03                                      1,250         1,213
                                                                      --------
Total U.S. Treasury Obligations
     (Cost $38,032)                                                     38,163
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.9%)
   FHLMC
     7.000%, 07/15/05                                      3,000         3,263
   FNMA
     4.500%, 11/14/06                                      5,000         4,966
     3.875%, 10/18/04                                     10,000        10,000
   FNMA Callable 10/17/03 @ 100
     4.500%, 10/17/06                                      5,000         4,981
                                                                      --------
Total U.S. Government Agency Obligations
     (Cost $22,995)                                                     23,210
                                                                      --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (9.4%)
   FHLMC
     6.000%, 07/01/06                                      4,846         4,950
     5.500%, 08/01/08                                     17,432        17,677
   FNMA
     7.000%, 01/01/27                                        836           868
   FNMA, REMIC, Ser 1996-30,
     Cl PC
     7.000%, 11/25/20                                      1,449         1,480
   FNMA, REMIC, Ser 2002-27,
     Cl  QA
     5.250%, 04/25/10                                      6,000         6,142
   GNMA
     8.000%, 11/15/09                                        606           646
                                                                      --------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $31,327)                                                     31,763
                                                                      --------
REGIONAL GOVERNMENT AGENCY (1.9%)
   Province of Ontario
     7.000%, 08/04/05                                      4,000         4,335
   Quebec Province
     5.500%, 04/11/06                                      2,000         2,066
                                                                      --------
Total Regional Government Agency
     (Cost $6,201)                                                       6,401
                                                                      --------
CORPORATE OBLIGATIONS (56.3%)
AEROSPACE & DEFENSE (2.4%)
   Boeing Capital
     5.650%, 05/15/06                                      4,500         4,592


--------------------------------------------------------------------------------
                                                          FACE
                                                      AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Raytheon
     6.450%, 08/15/02                                    $ 2,900      $  2,918
     5.700%, 11/01/03                                        500           510
                                                                      --------
                                                                         8,020
                                                                      --------
AIR TRANSPORTATION (0.5%)
   FedEx
     6.625%, 02/12/04                                      1,750         1,817
                                                                      --------
CABLE (1.4%)
   TCI Communications
     6.375%, 05/01/03                                      4,650         4,722
                                                                      --------
FINANCE (15.1%)
   Bank of America
     6.625%, 06/15/04                                      3,500         3,692
   Bank One, Ser A, MTN
     5.625%, 02/17/04                                      4,000         4,125
   Capital One Bank
     6.500%, 07/30/04                                      3,500         3,542
   CIT Group
     7.125%, 10/15/04                                      4,400         4,328
   Citigroup
     5.700%, 02/06/04                                      3,000         3,108
   Duke Capital
     7.250%, 10/01/04                                      2,000         2,112
   First American Bank
     7.750%, 07/15/04                                      5,000         5,375
   Ford Motor Credit
     6.875%, 02/01/06                                      2,000         2,063
   General Motors Acceptance
     6.250%, 05/01/05                                      1,000         1,035
   General Motors Acceptance, MTN
     6.380%, 01/30/04                                      5,000         5,169
     5.800%, 03/12/03                                        750           766
   Household Finance
     6.000%, 05/01/04                                      5,000         5,150
   International Lease Finance
     5.750%, 10/15/06                                      1,974         2,010
   Norwest Financial
     7.600%, 05/03/05                                      2,500         2,719
   Wachovia
     6.800%, 06/01/05                                      3,500         3,767
   Wells Fargo
     7.200%, 05/01/03                                      2,000         2,077
                                                                      --------
                                                                        51,038
                                                                      --------
FOREIGN GOVERNMENTS (0.9%)
   KFW International Finance
     4.750%, 01/24/07                                      3,000         3,002
                                                                      --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



SHORT-TERM BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                     FACE AMOUNT
                                                        (000)      VALUE (000)
--------------------------------------------------------------------------------
INDUSTRIAL (11.3%)
   Coca Cola Enterprises
     6.625%, 08/01/04                                    $ 4,000      $  4,243
   Computer Associates
     International, Ser B
     6.375%, 04/15/05                                      1,550         1,401
     6.250%, 04/15/03                                      1,250         1,191
   Conoco
     5.900%, 04/15/04                                      3,150         3,265
   Diageo Capital PLC
     6.125%, 08/15/05                                      2,000         2,095
   Disney Walt, MTN
     4.875%, 07/02/04                                      4,000         4,065
   IBM
     6.000%, 11/30/04                                      3,500         3,608
   Ingersoll-Rand
     5.800%, 06/01/04                                      1,900         1,954
   Kellogg
     6.625%, 01/29/04                                      3,000         3,114
   Kerr-McGee
     5.375%, 04/15/05                                      2,750         2,794
   Phillips Petroleum
     8.500%, 05/25/05                                      3,500         3,882
   Procter & Gamble
     5.250%, 09/15/03                                      1,110         1,139
   TRW
     6.500%, 06/01/02                                      3,250         3,250
   Weyerhaeuser (B)
     6.125%, 03/15/07                                      2,000         2,044
                                                                      --------
                                                                        38,045
                                                                      --------
INVESTMENT BANKERS/BROKER DEALERS (2.9%)
   Bear Stearns
     6.650%, 12/01/04                                      3,750         3,942
   Morgan Stanley Dean Witter
     7.750%, 06/15/05                                      2,000         2,180
   Paine Webber Group
     6.450%, 12/01/03                                      3,500         3,671
                                                                      --------
                                                                         9,793
                                                                      --------
TELEPHONE & TELECOMMUNICATIONS (9.0%)
   AT&T Wireless
     7.500%, 05/01/07                                      4,000         3,955
   British Telecom PLC
     7.875%, 12/15/05                                      4,000         4,300
   Powertel
     Callable 06/01/02 @ 105.562
     11.125%, 06/01/07                                     5,825         6,174
   Qwest
     6.125%, 11/15/05                                      4,000         3,660
   Sprint Capital
     6.000%, 01/15/07                                      2,000         1,843

--------------------------------------------------------------------------------
                                                     FACE AMOUNT
                                                        (000)      VALUE (000)
--------------------------------------------------------------------------------
   Verizon Wireless (B)
     5.375%, 12/15/06                                    $ 4,500      $  4,349
   WorldCom (J)
     7.550%, 04/01/04                                      8,500         6,248
                                                                      --------
                                                                        30,529
                                                                      --------
TRANSPORTATION (2.1%)
   Norfolk Southern
     7.050%, 05/01/37                                      2,000         2,100
   Union Pacific
     5.840%, 05/25/04                                      5,000         5,147
                                                                      --------
                                                                         7,247
                                                                      --------
UTILITIES (10.7%)
   Alabama Power, Ser M
     7.850%, 05/15/03                                      3,750         3,930
   Baltimore Gas & Electric
     6.125%, 07/01/03                                      1,750         1,807
   Dominion Resources
     6.000%, 01/31/03                                      5,000         5,086
   Duke Energy (C)
     2.330%, 01/15/05                                      6,000         6,016
   Florida Power & Light
     6.875%, 12/01/05                                      5,000         5,320
   Northern States Power
     6.125%, 12/01/05                                      5,000         5,137
   Public Service, Ser 6
     6.000%, 04/15/03                                      3,000         3,067
   Scottish Power PLC, Ser H, MTN
     6.750%, 07/15/04                                      2,500         2,631
   Southern New England
     Telephone, Ser C, MTN
     6.125%, 12/15/03                                      3,000         3,112
                                                                      --------
                                                                        36,106
                                                                      --------
Total Corporate Obligations
     (Cost $190,264)                                                   190,319
                                                                      --------
ASSET-BACKED OBLIGATION (3.4%)
   Conseco Finance Home Equity
     Trust, Ser 2001-C, Cl A3
     5.390%, 11/15/25                                      3,000         3,071
   CoreStates Home Equity Trust, Ser
     1994-1, Cl A
     6.650%, 05/15/09                                        154           157
   EQCC Home Equity Loan Trust,
     Ser 1994-1, Cl A
     5.800%, 03/15/09                                        213           213
   Equivantage Home Equity Loan
     Trust, Ser 1996-1, Cl A
     6.550%, 10/25/25                                        262           266
   Ford Credit Auto Owner Trust,
     Ser 2002-A, Cl A3A
     3.620%, 01/15/06                                      3,000         3,016

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                      SHARES/FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Honda Auto Receivable Owner
     Trust, Ser 2002-1, Cl A3
     3.500%, 10/15/05                                    $ 5,000      $  5,018
                                                                      --------
Total Asset-Backed Obligation
     (Cost $11,628)                                                     11,741
                                                                      --------
CASH EQUIVALENTS (9.5%)
   AIM Liquid Assets Portfolio                        16,312,544        16,313
   SEI Daily Income Trust Prime
     Obligation Fund                                  15,864,526        15,864
                                                                      --------
Total Cash Equivalents
     (Cost $32,177)                                                     32,177
                                                                      --------
Total Investments (98.7%)
   (Cost $332,624)                                                     333,774
                                                                      --------
OTHER ASSETS AND LIABILITIES (1.3%)
Investment Advisory Fee Payable                                           (171)
Administration Fee Payable                                                 (19)
Distribution Fee Payable                                                    (9)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                               4,469
                                                                      --------
Total Other Assets and Liabilities, Net:                                 4,269
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 30,550,692 outstanding shares
   of beneficial interest                                              309,645
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 574,590 outstanding shares
   of beneficial interest                                                5,799
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 2,630,699 outstanding shares
   of beneficial interest                                               26,583
Accumulated net realized loss on investments                            (5,134)
Net unrealized appreciation on investments                               1,150
                                                                      --------
Total Net Assets (100.0%)                                             $338,043
                                                                      ========

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.01
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.04
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.04 (DIVIDE) 98.00%)                    $10.24
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.03
                                                                      ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------
                                                        SHARES/FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (96.2%)
   U.S. Treasury Bills (D)
     1.670%, 06/20/02                                    $ 7,000      $  6,994
   U.S. Treasury Notes
     7.500%, 02/15/05                                      5,000         5,506
     6.250%, 02/15/03                                      4,000         4,116
     6.000%, 08/15/04                                      4,000         4,227
     5.875%, 09/30/02                                      1,500         1,520
     5.875%, 11/15/04                                     10,000        10,564
     5.750%, 08/15/03                                      2,000         2,076
     5.500%, 02/28/03                                      4,000         4,100
     5.500%, 03/31/03                                      5,000         5,136
     5.250%, 08/15/03                                     10,000        10,324
     5.250%, 05/15/04                                      9,000         9,353
     4.750%, 01/31/03                                     10,000        10,180
     4.750%, 02/15/04                                      8,500         8,752
     4.250%, 03/31/03                                      8,000         8,140
     4.250%, 05/31/03                                     12,000        12,231
     4.000%, 04/30/03                                      4,000         4,065
     3.875%, 06/30/03                                      5,000         5,080
     3.875%, 07/31/03                                      4,000         4,065
     3.625%, 03/31/04                                      5,000         5,047
     3.250%, 12/31/03                                     17,000        17,098
     3.000%, 11/30/03                                      4,000         4,012
     2.750%, 09/30/03                                      7,000         7,012
     2.750%, 10/31/03                                      5,000         5,003
   U.S. Treasury STRIPS (D)
     3.662%, 11/15/04                                     23,000        21,090
                                                                      --------
Total U.S. Treasury Obligations
     (Cost $174,046)                                                   175,691
                                                                      --------
CASH EQUIVALENT (2.5%)
   SEI Daily Income Trust
     Treasury II Fund                                  4,554,370         4,554
                                                                      --------
Total Cash Equivalent
     (Cost $4,554)                                                       4,554
                                                                      --------
Total Investments (98.7%)
   (Cost $178,600)                                                     180,245
                                                                      --------
OTHER ASSETS AND LIABILITIES (1.3%)
Investment Advisory Fee Payable                                            (90)
Administration Fee Payable                                                 (10)
Distribution Fee Payable                                                   (21)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                               2,501
                                                                      --------
Total Other Assets and Liabilities, Net:                                 2,379
                                                                      --------


--------------------------------------------------------------------------------

                                                                    VALUE  (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 10,508,583 outstanding shares
   of beneficial interest                                             $104,973
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 464,516 outstanding shares
   of beneficial interest                                                4,732
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 6,948,406 outstanding shares
   of beneficial interest                                               70,361
Accumulated net realized gain on investments                               913
Net unrealized appreciation on investments                               1,645
                                                                      --------
Total Net Assets (100.0%)                                             $182,624
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.20
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.19
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.19 (DIVIDE) 99.00%)                    $10.29
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.18
                                                                      ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (2.4%)
   U.S. Treasury Note
     4.875%, 02/15/12                                    $ 2,000       $ 1,974
                                                                       -------
Total U.S. Treasury Obligations
     (Cost $1,968)                                                       1,974
                                                                       -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.0%)
   FHLMC
     6.000%, 06/15/11                                      2,000         2,066
     5.750%, 01/15/12                                        400           405
   FNMA
     6.000%, 05/15/11                                      1,000         1,033
     5.250%, 04/15/07                                      1,500         1,534
                                                                       -------
Total U.S. Government Agency Obligations
     (Cost $4,991)                                                       5,038
                                                                       -------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (27.4%)
   FHLMC REMIC, Ser 1623, Cl PG
     3.000%, 07/15/21                                      1,000           976
   FNMA
     7.000%, 11/01/31 to 02/01/32                          6,123         6,329
     5.936%, 11/01/11                                        995         1,016
     6.500%, 04/01/31 to 05/01/32                         10,525        10,700
     5.500%, 05/01/17                                      2,792         2,785
   FNMA REMIC, Ser 2002-22, Cl PE
     6.500%, 11/25/30                                      1,000         1,013
                                                                       -------
Total U.S. Government Mortgage-Backed Obligations
     (Cost $22,612)                                                     22,819
                                                                       -------
CORPORATE OBLIGATIONS (47.7%)
BROADCASTING (4.2%)
   Corus Entertainment (B)
     Callable 03/01/07 @ 104.375
     8.750%, 03/01/12                                        500           516
   Entravision Communications (B)
     Callable 03/15/06 @ 104.063
     8.125%, 03/15/09                                        500           509
   Grupo Televisa (B)
     8.500%, 03/11/32                                        750           731
   Paxson Communications (A)
     Callable 01/15/06 @ 106.12
     8.855%, 01/15/09                                      1,000           722
   Sinclair Broadcasting
     Callable 07/01/02 @ 104.5
     9.000%, 07/15/07                                        500           511
   Spanish Broadcasting
     Callable 11/01/04 @ 104.813
     9.625%, 11/01/09                                        500           521
                                                                       -------
                                                                         3,510
                                                                       -------

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION (1.3%)
   Standard Pacific
     9.250%, 04/15/12                                     $  250        $  259
   WCI Communities (B)
     Callable 05/01/07 @ 104.56
     9.125%, 05/01/12                                        250           257
   WCI Communities
     Callable 02/15/06 @ 105.313
     10.625%, 02/15/11                                       500           538
                                                                       -------
                                                                         1,054
                                                                       -------
CABLE (3.1%)
   Adelphia Communication (J)
     3.895%, 10/01/10                                        750           544
   Charter Communications Holdings
    10.750%, 10/01/09                                        750           694
   Echostar Broadband
     Callable 10/01/04 @ 105.188
     10.375%, 10/01/07                                       100           105
   Echostar DBS (B)
     Callable 01/15/06 @ 104.563
     9.125%, 01/15/09                                        500           502
   Mediacom LLC
     Callable 01/15/06 @ 104.75
     9.500%, 01/15/13                                        750           729
                                                                       -------
                                                                         2,574
                                                                       -------
CHEMICALS (2.1%)
   Compass Minerals Group (B)
     Callable 08/15/06 @ 105
     10.000%, 08/15/11                                       500           533
   Ferro
     9.125%, 01/01/09                                        100           106
   IMC Global
     Callable 06/01/06 @ 105.63
     11.250%, 06/01/11                                       500           551
   OM Group (B)
     Callable 12/15/06 @ 104.625
     9.250%, 12/15/11                                        500           521
                                                                       -------
                                                                         1,711
                                                                       -------
CONSUMER PRODUCTS (2.5%)
   American Achievement, Ser B
     Callable 01/01/05 @ 105.813
     11.625%, 01/01/07                                       750           784
   Chattem
     Callable 04/01/03 @ 104.438
     8.875%, 04/01/08                                        750           758
   Hasbro
     6.600%, 07/15/28                                        750           578
                                                                       -------
                                                                         2,120
                                                                       -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



STRATEGIC INCOME FUND--CONTINUED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (2.0%)
   Pemex Master (B)
     7.875%, 02/01/09                                     $  500       $   509
   Stone Energy
     Callable 12/15/06 @ 104.125
     8.250%, 12/15/11                                        200           203
   Swift Energy
     Callable 05/01/07 @ 104.688
     9.375%, 05/01/12                                        500           496
   Tesoro Petroleum
     Callable 11/01/05 @ 104.81
     9.625%, 11/01/08                                        500           465
                                                                       -------
                                                                         1,673
                                                                       -------
ENTERTAINMENT (3.3%)
   Boyd Gaming (B)
     8.750%, 04/15/12                                        250           259
   Resorts International (B)
     Callable 03/15/07 @ 106.00
     11.500%, 03/15/09                                       500           473
   Six Flags (B)
     Callable 02/01/06 @ 104.438
     8.875%, 02/01/10                                        750           757
   Sun International Hotels (B)
     8.875%, 08/15/11                                        250           257
   Sun International Hotels
     Callable 08/15/06 @ 104.438
     8.875%, 08/15/11                                        500           514
   Venetian Casino (B)
     Callable 06/15/06 @ 105.50
     11.000%, 06/15/10                                       500           519
                                                                       -------
                                                                         2,779
                                                                       -------
FINANCE (0.9%)
   Capital One
     8.750%, 02/01/07                                        500           515
   CIT Group
     7.500%, 11/14/03                                        250           249
                                                                       -------
                                                                           764
                                                                       -------
FOOD, BEVERAGE & TOBACCO (1.7%)
   B & G Foods (B)
     Callable 08/01/02 @ 104.813
     9.625%, 08/01/07                                        625           645
   Land O Lakes (B)
     Callable 11/15/06 @ 104.38
     8.750%, 11/15/11                                        750           727
                                                                       -------
                                                                         1,372
                                                                       -------


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
HOTELS & LODGING (2.1%)
   HMH Properties, Ser B
     Callable 08/01/03 @ 103.99
     7.875%, 08/01/08                                     $  750       $   727
   Meristar Hospitality (B)
     Callable 12/15/05 @ 105.25
     10.500%, 06/15/09                                       750           793
   Prime Hospitality (B)
     Callable 05/01/07 @ 104.19
     8.375%, 05/01/12                                        250           251
                                                                       -------
                                                                         1,771
                                                                       -------
INDUSTRIAL (3.6%)
   Foamex LP (B)
     Callable 04/01/06 @ 105.375
     10.750%, 04/01/09                                       500           525
   NMHG Holding (B)
     Callable 05/15/06 @ 105
     10.000%, 05/15/09                                       500           512
   Trimas (B)
     Callable 06/15/07 @ 104.938
     9.875%, 06/15/12                                        750           765
   Tyco International Group
     6.375%, 02/15/06                                        250           228
   Von Hoffman (B)
     Callable 03/15/05 @ 107.688
     10.250%, 03/15/09                                       500           519
   Xerox
     5.500%, 11/15/03                                        500           463
                                                                       -------
                                                                         3,012
                                                                       -------
MEDICAL & MEDICAL PRODUCTS (3.3%)
   Healthsouth
     Callable 10/01/04 @ 105.375
     10.750%, 10/01/08                                       750           832
   Rotech Healthcare (B)
     Callable 04/01/07 @ 104.75
     9.500%, 04/01/12                                        625           650
   United Surgical Partners
     Callable 12/15/06 @ 105
     10.000%, 12/15/11                                       750           776
   US Oncology (B)
     9.625%, 02/01/12                                        500           490
                                                                       -------
                                                                         2,748
                                                                       -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
   Crescent Real Estate (B)
     Callable 04/15/06 @ 104.625
     9.250%, 04/15/09                                     $  750       $   778
   Ventas Realty (B)
     9.000%, 05/01/12                                        250           260
                                                                       -------
                                                                         1,038
                                                                       -------
RETAIL (4.9%)
   Asbury Automotive Group (B)
     Callable 06/15/07 @ 104.50
     9.000%, 06/15/12                                        250           252
   Fleming (B)
     Callable 05/01/07 @ 104.938
     9.875%, 05/01/12                                        250           254
   Fleming
     Callable 07/31/02 @ 105.313
     10.625%, 07/31/07                                       500           516
   Great Atlantic
     Callable 12/15/06 @ 104.563
     9.125%, 12/15/11                                        500           505
   Ingles Markets
     Callable 12/01/06 @ 104.438
     8.875%, 12/01/11                                        500           510
   JC Penney
     7.375%, 06/15/04                                        500           501
   Office Depot
     10.000%, 07/15/08                                       500           550
   Roundy's (B)
     Callable 06/15/07 @ 104.438
     8.875%, 06/15/12                                      1,000         1,015
                                                                       -------
                                                                         4,103
                                                                       -------
SERVICE INDUSTRIES (2.0%)
   Coinmach (B)
     Callable 02/01/06 @ 104.5
     9.000%, 02/01/10                                        500           519
   Computer Associates
     International, Ser B
     6.375%, 04/15/05                                        500           452
   IPC Acquisition (B)
     Callable 12/15/05 @ 105.75
     11.500%, 12/15/09                                       200           199
   Service International
     6.000%, 12/15/05                                        500           464
                                                                       -------
                                                                         1,634
                                                                       -------

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
TELEPHONE & TELECOMMUNICATIONS (6.2%)
   AT&T Wireless Services
     8.750%, 03/01/31                                     $  500       $   480
   Crown Castle International
     Callable 08/01/05 @ 105.375
     10.750%, 08/01/11                                       500           430
   Intermedia Communication (A)
     Callable 07/15/02 @ 105.625
     10.740%, 07/15/07                                       750           540
   Panamsat (B)
     Callable 02/01/07 @ 104.25
     8.500%, 02/01/12                                        500           501
   Qwest Capital Funding
     6.125%, 07/15/02                                        750           741
   Rogers Cantel
     Callable 06/01/03 @ 104.69
     9.375%, 06/01/08                                        750           667
   Sprint Capital
     6.125%, 11/15/08                                        500           448
   Triton PCS (A)
     12.590%, 05/01/08                                     1,000           843
   TSI Telecommunication (B)
     Callable 02/01/06 @ 106.375
     12.750%, 02/01/09                                       500           488
                                                                       -------
                                                                         5,138
                                                                       -------
TRANSPORTATION (0.6%)
   Greyhound, Ser B
     Callable 04/15/02 @ 105.75
     11.500%, 04/15/07                                       500           470
                                                                       -------
UTILITIES (2.7%)
   Calpine
     8.500%, 02/15/11                                        500           410
   El Paso Energy
     Callable 06/01/06 @ 104.25
     8.500%, 06/01/11                                        750           761
   Mission Energy
     13.500%, 07/15/08                                     1,000         1,040
                                                                       -------
                                                                         2,211
                                                                       -------
Total Corporate Obligations
     (Cost $40,262)                                                     39,682
                                                                       -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



STRATEGIC INCOME FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT DEBT SECURITIES (15.8%)
AUSTRALIA (1.8%)
   Australian Government (AUD)
     6.750%, 11/15/06                                    $ 2,500       $ 1,456
                                                                       -------
CANADA (2.0%)
   Canadian Government (CAD)
     5.750%, 09/01/06                                      2,500         1,694
                                                                       -------
FRANCE (2.0%)
   Government of France (EUR)
     6.500%, 10/25/06                                      1,700         1,694
                                                                       -------
GERMANY (3.2%)
   Deutschland Republic (EUR)
     6.000%, 01/05/06                                      2,700         2,635
                                                                       -------
ITALY (2.2%)
   Buoni Poliennali del Tesoro (EUR)
     5.250%, 08/01/17                                      2,000         1,813
                                                                       -------
SPAIN (2.7%)
   Government of Spain (EUR)
     6.000%, 01/31/08                                      2,300         2,248
                                                                       -------
UNITED KINGDOM (1.9%)
   United Kingdom (GDP)
     7.500%, 12/07/06                                      1,000         1,594
                                                                       -------
Total Foreign Government Debt Securities
     (Cost $12,671)                                                     13,134
                                                                       -------


--------------------------------------------------------------------------------

                                                          SHARES    VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (3.5%)
   Dreyfus Government
     Cash Management Fund                              2,885,151       $ 2,885
                                                                       -------
Total Cash Equivalent
     (Cost $2,885)                                                       2,885
                                                                       -------
Total Investments (102.8%)
   (Cost $85,389)                                                       85,532
                                                                       -------
OTHER ASSETS AND LIABILITIES (-2.8%)
Investment Advisory Fee Payable                                            (50)
Administration Fee Payable                                                  (4)
Distribution Fee Payable                                                   (22)
Custodian Fee Payable                                                       (3)
Other Assets & Liabilities                                              (2,246)
                                                                      --------
Total Other Assets and Liabilities, Net:                                (2,325)
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 4,461,337 outstanding shares
   of beneficial interest                                               43,958
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 4,030,281 outstanding shares
   of beneficial interest                                               39,747
Distribution in excess of net investment income                             (8)
Accumulated net realized loss on investments                              (105)
Net unrealized appreciation on investments                                 143
Net unrealized depreciation on forward
   foreign currency contracts, foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                                      (528)
                                                                       -------
Total Net Assets (100.0%)                                              $83,207
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                       $9.80
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                    $9.80
                                                                       =======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (6.6%)
   U.S. Treasury Notes
     4.875%, 02/15/12                                    $ 9,000      $  8,885
     3.500%, 11/15/06                                      5,000         4,852
                                                                      --------
Total U.S. Treasury Obligations
     (Cost $13,487)                                                     13,737
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.7%)
   FHLMC
     6.750%, 03/15/31                                      5,000         5,296
   FNMA
     6.625%, 11/15/10                                     10,000        10,773
                                                                      --------
Total U.S. Government Agency Obligations
     (Cost $16,463)                                                     16,069
                                                                      --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (83.3%)
   FHLMC
     7.000%, 01/01/09 to 06/01/17                          3,607         3,779
     6.500%, 03/01/12 to 05/01/31                         17,168        17,625
     6.000%, 06/15/11                                      1,000         1,033
     5.750%, 01/15/12                                      6,600         6,675
   FHLMC REMIC, Ser 1623, Cl PG
     3.000%, 07/15/21                                      4,500         4,391
   FHLMC REMIC, Ser 2039, Cl PC
     6.000%, 05/15/09                                      1,000         1,025
   FNMA
     7.000%, 05/01/31 to 02/01/32                         16,017        16,554
     6.500%, 06/01/13 to 05/01/32                         62,007        63,076
     6.290%, 08/01/18                                      1,361         1,389
     6.000%, 11/01/07 to 05/01/31                         30,103        30,376
     5.936%, 11/01/11                                      3,979         4,063
   FNMA REMIC, Ser 143, Cl J
     8.750%, 12/25/20                                         24            26
   FNMA REMIC, Ser 156, Cl B
     6.500%, 04/25/18
   FNMA REMIC, Ser 2002-22, Cl PE
     6.500%, 11/25/30                                      6,000         6,078
   FNMA REMIC, Ser 40, Cl VC
     6.500%, 08/25/10                                        177           179
   GNMA
     7.500%, 10/20/09 to 01/15/28                          1,583         1,677
     6.500%, 10/15/23 to 11/15/31                         12,937        13,182
     6.250%, 10/15/28                                      1,142         1,153
     6.000%, 07/15/13 to 01/15/14                          1,805         1,860
                                                                      --------
Total U.S. Government Mortgage-Backed Obligations
     (Cost $171,945)                                                   174,141
                                                                      --------

--------------------------------------------------------------------------------

                                                          SHARES    VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (2.0%)
   AIM Liquid Assets Portfolio                         4,171,966      $  4,172
                                                                      --------
Total Cash Equivalent
     (Cost $4,172)                                                       4,172
                                                                      --------
Total Investments (99.6%)
   (Cost $206,067)                                                     208,119
                                                                      --------
OTHER ASSETS AND LIABILITIES (0.4%)
Investment Advisory Fee Payable                                           (124)
Administration Fee Payable                                                 (12)
Distribution Fee Payable                                                   (21)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                               1,053
                                                                      --------
Total Other Assets and Liabilities, Net:                                   895
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 16,097,441 outstanding shares
   of beneficial interest                                              167,624
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 809,888 outstanding shares
   of beneficial interest                                                8,462
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 3,046,685 outstanding shares
   of beneficial interest                                               32,413
Distribution in excess of net investment income                             (2)
Accumulated net realized loss on investments                            (1,535)
Net unrealized appreciation on investments                               2,052
                                                                      --------
Total Net Assets (100.0%)                                             $209,014
                                                                      ========

Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.47
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.47
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.47 (DIVIDE) 96.25%)                    $10.88
                                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares                                       $10.48
                                                                      ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (94.7%)
VIRGINIA (94.7%)
   Albemarle County, Industrial
     Development Authority,
     Residential Care Facilities,
     Ser A, RB
     Callable 01/01/05 @ 101
     5.000%, 01/01/07                                     $2,000       $ 2,019
   Albemarle County, Industrial
     Development Authority,
     University of Virginia Health
     Services Project, RB (C) (E)
     Callable 07/01/02 @ 100
     1.400%, 10/01/22                                      1,685         1,685
   Alexandria, Industrial
     Development Authority,
     Association for Supervision &
     Curriculum Project,
     RB (C) (E)
     Callable 07/01/02 @ 100
     1.400%, 07/01/23                                      1,600         1,600
   Arlington County, GO
     Callable 10/01/08 @ 101
     5.000%, 10/01/11                                      3,220         3,416
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Project,
     Ser A, RB, FSA
     5.250%, 01/01/05                                      4,000         4,253
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B,
     RB, AMT, FSA
     Callable 07/01/08 @ 101
     5.375%, 01/01/11                                      2,785         2,945
   Arlington County, Industrial
     Development Authority,
     Arlington Health Systems, RB
     5.500%, 07/01/06                                      2,000         2,145
   Arlington County, Industrial
     Development Authority,
     Arlington Health Systems, RB
     Callable 07/01/11 @ 101
     5.500%, 07/01/17                                      1,725         1,770
   Bristol, Public Improvement,
     GO, FSA
     Callable 11/01/12 @ 102
     5.250%, 11/01/14                                      1,100         1,191
   Bristol, Utility Systems, GO, FSA
     Callable 11/01/12 @ 102
     5.500%, 11/01/16                                      1,190         1,300


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Bristol, Utility Systems, RB, FSA
     Callable 07/15/11 @ 102
     5.750%, 07/15/14                                     $1,055       $ 1,179
   Chesapeake Bay, Bridge & Tunnel
     Commission, General
     Resolution, RB, MBIA
     5.500%, 07/01/25                                      2,000         2,127
   Chesapeake, GO
     5.400%, 12/01/08                                      2,500         2,757
   Chesapeake, Public Improvement
     Project, GO
     5.500%, 12/01/10                                      2,500         2,774
   Craig County, Industrial
     Development Authority, RB
     Callable 07/08/02 @ 100
     4.200%, 05/01/03                                      2,750         2,751
   Culpeper, Industrial Development
     Authority, Residential Care
     Facility, Virginia Baptist Homes,
     RB (C) (E)
     Callable 07/01/02 @ 100
     1.400%, 08/01/30                                      1,250         1,250
   Fairfax County, Industrial
     Development Authority, Fairfax
     Hospital Project, Ser B, RB (C)
     1.240%, 10/01/25                                      2,000         2,000
   Fairfax County, Industrial
     Development Authority,
     Health Care Inova Health
     System Project, RB
     Callable 08/15/06 @ 102
     5.300%, 08/15/07                                      1,500         1,617
   Fairfax County, Industrial
     Development Authority,
     Health Care Inova Health
     System Project, Ser A, RB
     Callable 02/15/08 @ 101
     5.000%, 08/15/10                                      2,890         3,012
   Fairfax County, Water Authority, RB
     Callable 04/01/07 @ 102
     6.000%, 04/01/22                                      5,000         5,471
   Fairfax County, Water Authority, RB
     Callable 04/01/10 @ 101
     6.000%, 04/01/14                                      1,125         1,260
   Fairfax County, Water Authority, RB
     Callable 04/01/12 @ 100
     5.500%, 04/01/14                                      2,000         2,182

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Fredericksburg, Industrial
     Development Authority,
     Medicorp Health System
     Project, RB
     3.000%, 08/15/03                                     $1,265       $ 1,275
   Greater Richmond Convention
     Center Authority, Convention
     Center Expansion Project, RB
     5.500%, 06/15/10                                        700           757
     5.000%, 06/15/03                                      1,000         1,030
   Greater Richmond Convention
     Center Authority,
     Convention Center Expansion Project,
     RB Callable 6/15/10 @ 101
     6.000%, 06/15/11                                      1,170         1,304
   Halifax County, Industrial
     Development Authority, Old
     Dominion Electric Cooperative
     Project, RB, AMT
     5.125%, 12/01/02                                      1,190         1,205
   Hampton, Museum Project, RB
     Callable 01/01/04 @ 102
     5.250%, 01/01/09                                      2,000         2,075
   Hampton, Public Improvement, GO
     Callable 01/15/08 @ 102
     5.000%, 01/15/10                                      1,200         1,280
   Harrisonburg, Industrial
     Development Authority,
     Rockingham Memorial
     Hospital Project, RB, MBIA
     Callable 12/01/02 @ 102
     5.750%, 12/01/13                                      3,000         3,077
   Henrico County, Industrial
     Development Authority,
     overnmental Projects, RB
     Callable 06/01/06 @
     102
     5.150%, 06/01/07                                      2,500         2,711
   Henrico County, Industrial
     Development Authority, Solid
     Waste Facility, Browning Ferris
     Project, RB, AMT
     5.300%, 12/01/11                                      1,000           946
   Henry County, GO
     Callable 07/15/04 @ 102
     6.000%, 07/15/14                                      1,000         1,072
   Henry County, Public Service
     Authority, RB, FSA
     5.000%, 11/15/08                                      1,990         2,148
   James City County, Development
     Authority, Residental Care
     Facility, Ser B, RB
     Callable 09/01/04 @ 101
     5.375%, 03/01/26                                      1,900         1,906

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Loudoun County, Sanitation
     Authority, Water & Sewer,
     RB, FGIC
     Callable 01/01/03 @ 102
     6.100%, 01/01/04                                     $1,250       $ 1,306
   Lynchburg, GO
     Callable 04/01/03 @ 102
     5.250%, 04/01/08                                      2,000         2,090
   Lynchburg, Industrial
     Development Authority,
     Health Care Facility, RB
     5.000%, 01/01/08                                      1,180         1,241
   Lynchburg, Industrial
     Development Authority,
     Residential Care Facility,
     The Summit Project, Ser A, RB
     Callable 01/01/05 @ 101
     4.750%, 01/01/06                                      2,500         2,502
   Montgomery County, Industrial
     Development Authority,
     RB, AMBAC
     Callable 01/15/12 @ 101
     5.500%, 01/15/18                                      1,865         1,991
   Newport News, Industrial
     Development Authority,
     Advanced Shipbuilding
     Carrier Project, RB
     5.500%, 09/01/09                                      2,500         2,774
   Norfolk, GO
     Callable 06/01/04 @ 101
     5.250%, 06/01/08                                      5,000         5,291
     5.200%, 06/01/07                                      1,500         1,583
   Norfolk, Industrial Development
     Authority, Children's Hospital
     Project, RB, AMBAC
     6.900%, 06/01/06                                      1,000         1,132
   Norfolk, Industrial Development
     Authority, Sentara Hospital
     Project, Ser A, RB
     Callable 11/01/04 @ 102
     5.000%, 11/01/08                                      2,500         2,603
   Norfolk, Redevelopment &
     Housing Authority, Educational
     Facilities Revenue, Tidewater
     Community College
     Campus Project, RB
     Callable 11/01/05 @ 102
     5.800%, 11/01/08                                        700           760
   Pittsylvania County, GO
     Callable 07/08/02 @ 100
     4.000%, 06/01/03                                      1,375         1,377

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND--CONTINUED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Portsmouth, GO
     Prerefunded @ 102 (F)
     5.450%, 08/01/03                                     $  150        $  158
   Portsmouth, GO
     Callable 08/01/03 @ 102
     5.450%, 08/01/07                                      1,850         1,957
   Richmond, GO, FSA
     5.250%, 01/15/09                                      1,470         1,595
   Richmond, GO, FSA
     Callable 01/15/11 @ 101
     5.500%, 01/15/18                                      2,755         2,933
   Richmond, Industrial
     Development Authority, Atmore
     Corporate Project, RB, AMBAC
     4.750%, 07/15/08                                        860           914
   Richmond, Metropolitan
     Expressway Authority,
     Ser A, RB, FGIC
     Callable 07/15/02 @ 102
     5.900%, 07/15/03                                      1,270         1,302
   Richmond, Metropolitan
     Expressway Authority,
     Ser A, RB, FGIC
     Prerefunded @ 102 (F)
     5.900%, 07/15/02                                        230           236
   Roanoke, Industrial Development
     Authority, Carillion Health Systems
     Project, Ser A, RB, MBIA
     Callable 07/01/12 @ 100
     5.750%, 07/01/14                                      2,000         2,196
     5.500%, 07/01/18                                      2,000         2,091
   Roanoke, Industrial Development
     Authority, Roanoke Memorial
     Hospital Project, Ser B, RB
     Callable 07/01/02 @ 102
     5.900%, 07/01/06                                      2,500         2,557
   Roanoke, Public Improvement
     Project, Ser B, GO, AMT, FGIC
     5.000%, 10/01/11                                      1,300         1,366
   Roanoke, Valley Resources
     Authority, RB
     5.400%, 09/01/02                                      1,450         1,462
   Southwest Virginia,
     Regional Jail Authority, GO
     Callable 09/30/02 @ 100
     4.000%, 10/31/03                                        800           801
   Suffolk, GO
     Callable 08/01/03 @ 102
     5.700%, 08/01/07                                      1,390         1,477
     5.600%, 08/01/06                                      2,000         2,096

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   University of Virginia,
     Ser A, RB (C)
     Callable 06/01/02 @ 100
     1.450%, 01/01/20                                     $1,115       $ 1,115
   Virginia Beach, Development
     Authority, Sentra Health System, RB
     Callable 11/01/08 @ 101
     5.250%, 11/01/11                                      1,000         1,055
   Virginia Beach, Development
     Authority, RB Sentra Life
     Care Project, RB
     Callable 11/01/02 @ 101
     7.750%, 11/01/21                                      1,000         1,024
   Virginia Beach, Development
     Authority, Virginia Beach
     General Hospital Project, RB,
     AMBAC
     5.125%, 02/15/18                                      1,750         1,804
   Virginia Beach, GO
     5.450%, 07/15/11                                      1,000         1,104
   Virginia Beach, Public
     Improvement, GO
     5.250%, 03/01/08                                      1,695         1,839
   Virginia College, Building
     Authority, Public Higher
     Education Financing Program,
     Ser A, RB
     5.000%, 09/01/11                                      1,510         1,616
   Virginia College, Building
     Authority, Public Higher
     Education, Ser A, RB
     5.500%, 09/01/06                                      1,135         1,244
   Virginia College, Building
     Authority, Washington & Lee
     University, RB
     Callable 01/01/16 @ 100
     5.375%, 01/01/21                                      1,600         1,696
   Virginia Commonwealth,
     Transportation Board, Federal
     Highway Reimbursement, RB
     5.500%, 10/01/04                                      2,500         2,685
     5.500%, 10/01/05                                      2,500         2,717
     5.500%, 10/01/06                                      2,000         2,198
   Virginia Commonwealth,
     Transportation Board, Northern
     Transportation District Project, RB
     Callable 05/01/11 @ 100
     5.375%, 05/15/13                                      2,045         2,215

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Virginia State, Biotechnology
     Research Park Authority,
     Consolidated Laboratories
     Project, RB
     Callable 09/01/11 @ 100
     5.125%, 09/01/16                                     $2,100       $ 2,176
   Virginia State, College Building
     Authority, Public Higher
     Education Project, Ser A, RB
     Callable 09/01/10 @ 100
     5.125%, 09/01/16                                      2,500         2,586
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser B, RB, AMT
     5.550%, 09/01/10                                      1,800         1,942
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage
     Project, Ser I, Sub Ser I-1,
     RB, AMT
     3.750%, 07/01/05                                      1,000         1,014
   Virginia State, Housing
     Development Authority,
     Multi-Family Housing, Ser E, RB
     Callable 01/01/08 @ 102
     5.350%, 11/01/11                                      1,250         1,291
   Virginia State, Housing
     Development Authority,
     Multi-Family Housing,
     Ser I, RB, AMT
     Callable 01/01/09 @ 101
     4.875%, 11/01/12                                      1,950         1,983
   Virginia State, Housing
     Development Authority,
     Rental Housing, Ser H, RB, AMT
     Callable 11/01/09 @ 100
     5.625%, 11/01/18                                      3,500         3,595
   Virginia State, Housing
     Development Authority,
     Ser C, Sub-Ser C-1, RB
     Callable 01/01/08 @ 102
     5.100%, 07/01/14                                      1,500         1,547
   Virginia State, Housing
     Development Authority,
     Sub-Ser J-1, RB, MBIA
     Callable 07/01/11 @ 100
     4.875%, 07/01/13                                      2,500         2,556


--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Virginia State, Polytechnic Institute
     & State University, Ser A, RB
     Callable 06/01/06 @ 102
     5.500%, 06/01/16                                     $1,935      $  2,024
     5.450%, 06/01/13                                      2,500         2,645
     5.350%, 06/01/09                                      2,000         2,145
   Virginia State, Public Building
     Authority, Ser A, RB
     Callable 08/01/07 @ 101
     6.000%, 08/01/08                                      1,000         1,120
   Virginia State, Public School
     Authority, School Financing
     Project, Ser A, RB
     5.250%, 08/01/07                                      2,000         2,181
   Virginia State, Public School
     Authority, School Financing
     Project, Ser I, RB
     5.250%, 08/01/09                                      5,000         5,457
   Virginia State, Public School
     Authority, Ser B, GO
     Callable 08/01/10 @ 101
     5.000%, 08/01/13                                      2,910         3,071
   Virginia State, Resources
     Authority, Airports, Ser A, RB
     Callable 02/01/11 @ 100
     5.250%, 08/01/17                                      1,000         1,022
     5.250%, 08/01/18                                      1,205         1,223
   Virginia State, Resources
     Authority, RB
     5.000%, 04/01/11                                      1,265         1,352
     5.000%, 04/01/12                                      1,225         1,307
   Virginia State, Resources
     Authority, Ser D, RB
     Callable 05/01/10 @ 101
     5.000%, 05/01/13                                      1,485         1,556
   Virginia State, Transportation
     Board, U.S. Route 58 Corridor
     Program, Ser A, RB
     Callable 05/15/03 @ 102
     5.375%, 05/15/07                                      1,000         1,050
   York County , GO
     5.000%, 07/15/09                                      1,545         1,662
                                                                      --------
                                                                       188,098
                                                                      --------
Total Municipal Bonds
     (Cost $182,892)                                                   188,098
                                                                      --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND--CONCLUDED

--------------------------------------------------------------------------------

                                                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (4.2%)
   AIM Tax Free Institutional
     Cash Reserve                                      8,446,708      $  8,447
                                                                      --------
Total Cash Equivalent
     (Cost $8,447)                                                       8,447
                                                                      --------
Total Investments (98.9%)
   (Cost $191,339)                                                     196,545
                                                                      --------
OTHER ASSETS AND LIABILITIES (1.1%)
Investment Advisory Fee Payable                                           (108)
Administration Fee Payable                                                 (11)
Custodian Fee Payable                                                       (1)
Other Assets & Liabilities                                               2,238
                                                                      --------
Total Other Assets and Liabilities, Net:                                 2,118
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 18,598,993 outstanding shares
   of beneficial interest                                              185,110
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 704,928 outstanding shares
   of beneficial interest                                                7,276
Undistributed net investment income                                         19
Accumulated net realized gain on investments                             1,052
Net unrealized appreciation on investments                               5,206
                                                                      --------
Total Net Assets (100.0%)                                             $198,663
                                                                      ========

Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.29
                                                                      ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                                   $10.29
                                                                      ========
Maximum Offering Price Per
   Share -- Investor Shares ($10.29 (DIVIDE) 96.25%)                    $10.69
                                                                      ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (95.7%)
VIRGINIA (95.7%)
   Albemarle County, Industrial
     Development Authority,
     Residential Care Facilities,
     Ser A, RB
     Callable 01/01/05 @ 101
     5.000%, 01/01/07                                     $1,000       $ 1,009
   Albemarle County, Industrial
     Development Authority,
     University of Virginia Health
     Services Project, RB (C) (E)
     Callable 07/01/02 @ 100
     1.400%, 10/01/22                                      1,000         1,000
   Albemarle County, Industrial
     Development Authority, Zion
     Place Project, Ser A, RB
     Callable 06/01/12 @ 101
     6.000%, 06/01/22                                        830           817
   Amherst County, Service
     Authority, RB
     Callable 12/15/10 @ 102
     6.000%, 12/15/20                                        500           507
     6.000%, 12/15/30                                      1,750         1,753
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B,
     RB, AMT
     Callable 07/01/08 @ 101
     5.375%, 01/01/13                                        925           966
   Arlington County, Industrial
     Development Authority,
     Hospital Facilities, RB
     Callable 07/01/11 @ 101
     5.500%, 07/01/13                                      1,250         1,320
   Brunswick County, Industrial
     Development Authority,
     RB, MBIA
     Callable 07/01/06 @ 102
     5.700%, 07/01/10                                      1,000         1,081
   Chesapeake Bay Bridge And
     Tunnel Commission, General
     Resolution Project, RB, FGIC
     5.000%, 07/01/09                                      1,000         1,075
   Chesterfield County, GO
     Callable 01/15/10 @ 100
     5.750%, 01/15/15                                      1,315         1,435
   Chesterfield County, GO
     Callable 01/15/11 @ 100
     5.000%, 01/15/12                                      1,105         1,173

--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Craig County, Industrial
     Development Authority, RB
     Callable 07/08/02 @ 100
     4.200%, 05/01/03                                     $1,000       $ 1,000
   Culpeper, Industrial Development
     Authority, Residential Care
     Facility, Virginia Baptist Homes
     Project, RB (C) (E)
     Callable 07/01/02 @ 100
     1.400%, 08/01/30                                      1,500         1,500
   Danville, GO, FSA
     5.000%, 08/01/12                                      1,000         1,062
   Danville, Industrial Development
     Authority, Danville Regional
     Medical Center Project, RB,
     AMBAC
     5.200%, 10/01/18                                      1,335         1,397
   Fairfax County, Sewer Improvement
     Authority, RB, MBIA
     Callable 07/15/06 @ 102
     5.800%, 07/15/22                                      1,000         1,056
   Fairfax County, Water Authority, RB
     Callable 04/01/07 @ 102
     6.000%, 04/01/22                                        315           345
   Fredericksburg, Industrial
     Development Authority,
     Medicorp Health System
     Project, RB
     5.000%, 08/15/09                                      1,000         1,043
   Greater Richmond, Convention
     Center Authority, RB
     5.250%, 06/15/05                                        500           531
   Greater Richmond, Convention
     Center Authority, RB
     Callable 06/15/10 @ 101
     6.125%, 06/15/25                                      1,200         1,283
     5.900%, 06/15/16                                        850           916
   Hampton, Golf Course Project, RB
     6.000%, 12/01/12                                      1,260         1,302
   Hampton, Museum Project, RB
     Callable 01/01/04 @ 102
     5.250%, 01/01/09                                        500           519
   Hanover County, Industrial
     Development Authority, Bon
     Secours Health Systems Project,
     RB, MBIA
     6.000%, 08/15/09                                      1,000         1,123

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002



VIRGINIA MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Henrico County, Economic
     Development Authority,
     Beth Sholom Assisted Living,
     Ser A, RB, GNMA
     Callable 07/20/09 @ 102
     5.900%, 07/20/29                                     $  500       $   520
     5.850%, 07/20/19                                        400           421
   Henry County, Industrial
     Development Authority,
     Memorial Hospital, Martinsville
     & Henry Hospital
     Project, RB Prerefunded @ 101 (F)
     6.000%, 01/01/07                                        500           560
   Henry County, Public Service
     Authority, RB, FSA
     5.250%, 11/15/13                                      1,000         1,081
   James City County, Development
     Authority, Residential Care
     Facility, Ser B, RB
     Callable 09/01/04 @ 101
     5.375%, 03/01/26                                      1,000         1,003
   King George County, Industrial
     Development Authority, RB
     5.000%, 12/15/12                                        560           570
   Loudoun County, Public
     Improvement Project, Ser B, GO
     Callable 01/01/10 @ 101
     5.250%, 01/01/18                                        875           906
   Loudoun County, Public
     Improvement Project, Ser B, GO
     Callable 12/01/09 @ 101
     5.750%, 12/01/19                                      1,050         1,132
   Lynchburg, Industrial
     Development Authority, Centra
     Health Project, RB
     Callable 01/01/08 @ 101
     5.250%, 01/01/11                                      1,430         1,499
   Metropolitan Washington,
     Airports Authority,
     Ser A, RB, MBIA, AMT
     Callable 10/01/11 @ 101
     5.500%, 10/01/27                                      1,000         1,012
   Newport News, Redevelopment &
     Housing Authority,
     Ser A, RB, GNMA
     Callable 08/20/07 @ 102
     5.850%, 12/20/30                                        500           508
   Norfolk, Water Authority,
     RB, AMBAC
     Callable 11/01/03 @ 102
     4.900%, 11/01/04                                        965         1,019

--------------------------------------------------------------------------------
                                                          FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Richmond, GO, FSA
     Callable 01/15/11 @ 101
     5.500%, 01/15/18                                     $1,000       $ 1,065
   Richmond, Industrial
     Development Authority,
     University Real Estate
     Foundation Project, RB
     Callable 01/01/11 @ 102
     5.550%, 01/01/31                                        645           647
     5.450%, 01/01/21                                      1,000         1,006
   Richmond, Metropolitan Authority
     Expressway, RB, FGIC
     5.250%, 07/15/22                                      1,000         1,038
   Richmond, Metropolitan Authority
     Expressway, Ser B, RB, FGIC
     Prerefunded @ 102 (F)
     6.250%, 07/15/02                                        530           543
   Richmond, Public Utility, Ser A,
     RB, FGIC
     Callable 01/15/08 @ 101
     5.250%, 01/15/12                                      1,000         1,062
   Riverside, Regional Jail Authority,
     RB, MBIA
     Callable 07/01/05 @ 102
     5.875%, 07/01/14                                        910           988
   Roanoke, Industrial Development
     Authority, Carillion Health
     System Project, Ser A, RB, MBIA
     Callable 07/01/12 @ 100
     5.500%, 07/01/21                                      1,000         1,029
   Spotsylvania County, GO, FSA
     5.000%, 07/15/14                                      1,000         1,058
   Upper Occoquan, Sewage
     Authority, Ser B, RB, MBIA
     6.000%, 07/01/06                                        700           778
   Virginia Commonwealth,
     Transportation Board, Federal
     Highway Reimbursement Project, RB
     5.500%, 10/01/05                                      1,000         1,087
     4.700%, 10/01/07                                      1,000         1,066
     4.625%, 10/01/06                                      1,000         1,064
   Virginia Commonwealth,
     Transportation Board, Highway
     Improvements Project, Ser B, RB
     5.000%, 05/15/08                                      1,230         1,323
   Virginia Commonwealth,
     Transportation Board, Ser A, RB
     Callable 05/01/11 @ 100
     5.375%, 05/15/12                                      1,500         1,635

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
   Virginia State, Biotechnology
     Research Park Authority,
     Consolidated Laboratories
     Project, RB
     Callable 09/01/11 @ 100
     5.125%, 09/01/16                                     $1,385       $ 1,435
   Virginia State, College Building
     Authority, 21st Century College
     & Equipment Programs, Ser A, RB
     Callable 02/01/12 @ 100
     5.500%, 02/01/13                                      1,000         1,097
   Virginia State, College
     Building Authority, Public Higher
     Education, Ser A, RB
     5.500%, 09/01/07                                      1,285         1,418
   Virginia State, College Building
     Authority, Public Higher
     Education, Ser A, RB
     Callable 09/01/10 @ 100
     5.500%, 09/01/15                                        500           536
   Virginia State, College Building
     Authority, Washington & Lee
     University Project, RB, MBIA
     5.250%, 01/01/31                                      1,100         1,128
   Virginia State, GO
     Callable 06/01/06 @ 100
     5.375%, 06/01/07                                        895           964
   Virginia State, Housing
     Development Authority,
     Sub-Ser I-1, RB
     3.750%, 01/01/05                                      1,000         1,013
   Virginia State, Public Building
     Authority, Ser A, RB
     Callable 08/01/10 @ 100
     5.750%, 08/01/16                                      1,950         2,124
   Virginia State, Public School
     Authority, School Equipment
     Financing, RB
     5.250%, 04/01/05                                      1,000         1,068
   Virginia State, Public School
     Authority, School Financing,
     Ser A, RB
     5.500%, 08/01/08                                      1,000         1,104
   Virginia State, Public School
     Authority, Ser B, RB
     Callable 08/01/10 @ 101
     5.000%, 08/01/14                                      1,000         1,046
   Virginia State, Resources
     Authority, RB, MBIA
     Callable 05/01/11 @ 101
     5.800%, 05/01/30                                      1,500         1,596

--------------------------------------------------------------------------------

                                                        SHARES/FACE
                                                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Warren County, GO
     Callable 07/15/10 @ 102
     5.600%, 07/15/20                                     $  610      $    636
   Williamsburg, Industrial
     Development Authority,
     Williamsburg Community
     Hospital, RB
     Callable 10/01/03 @ 102
     5.750%, 10/01/22                                      1,000         1,001
                                                                      --------
                                                                        66,999
                                                                      --------
Total Municipal Bonds
     (Cost $64,866)                                                     66,999
                                                                      --------
CASH EQUIVALENT (3.2%)
   AIM Tax Free Institutional
     Cash Reserve                                      2,241,465         2,241
                                                                      --------
Total Cash Equivalent
     (Cost $2,241)                                                       2,241
                                                                      --------
Total Investments (98.9%)
   (Cost $67,107)                                                       69,240
                                                                      --------
OTHER ASSETS AND LIABILITIES (1.1%)
Investment Advisory Fee Payable                                            (38)
Administration Fee Payable                                                  (4)
Distribution Fee Payable                                                    (9)
Other Assets & Liabilities                                                 825
                                                                      --------
Total Other Assets and Liabilities, Net:                                   774
                                                                      --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 5,398,984 outstanding shares
   of beneficial interest                                               54,464
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,275,188 outstanding shares
   of beneficial interest                                               13,465
Undistributed net investment income                                          6
Accumulated net realized loss on investments                               (54)
Net unrealized appreciation on investments                               2,133
                                                                       -------
Total Net Assets (100.0%)                                              $70,014
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                                      $10.48
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                                   $10.53
                                                                       =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



                          KEY TO ABBREVIATIONS USED IN
              THE STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS

ACA           American Capital Access
AMBAC         Security insured by the American Municipal
              Bond Assurance Corporation
AMT           Alternative Minimum Tax
Cl            Class
COP           Certificate of Participation
ETM           Escrowed to Maturity
FGIC          Security insured by the Financial Guaranty
              Insurance Company
FHA           Federal Housing Authority
FHLMC         Federal Home Loan Mortgage Corporation
FNMA          Federal National Mortgage Association
FSA           Security insured by Financial Security
              Assurance
GNMA          Government National Mortgage Association
GO            General Obligation
LLC           Limited Liability Company
LP            Limited Partnership
MBIA          Security insured by the Municipal Bond
              Insurance Association
MTN           Medium Term Note
PLC           Public Limited Company
RB            Revenue Bond
REMIC         Real Estate Mortgage Investment Conduit
Ser           Series
STRIPS        Separately Traded Registered Interest and
              Principal Security
(A)           Step Bond -- The rate shown is the effective
              yield on May 31, 2002.
(B)           Private Placement Security
(C)           Variable rate security -- The rate shown is the
              effective yield on May 31, 2002.
(D)           Zero Coupon Bond -- The rate shown is the
              effective yield at the time of purchase.
(E)           Securities are held in connection with a letter
              of credit issued by a major bank.
(F)           Prerefunded Security -- The maturity date shown
              is the prerefunded date.
(G)           Tri-Party Repurchase Agreement
(H)           Security purchased on a when-issued basis.
(I)           Security in default on interest and principal.
(J)           Security in default on interest payments.
(1)           Flex Shares have a contingent deferred sales
              charge. For a description of a possible sales charge, see notes to the financial statements.

CURRENCY LEGEND
(AUD)         Australian Dollar
(CAD)         Canadian Dollar
(EUR)         Euro Dollar
(GDP)         British Pound

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


                                                                                                  INVESTMENT GRADE
                                                                                                     TAX-EXEMPT
                                                                                                      BOND FUND
                                                                                                --------------------
ASSETS:
   Investments at Market Value (Cost $242,753) ...............................................        $246,553
   Cash ......................................................................................              40
   Receivable for Investment Securities Sold .................................................          21,408
   Receivable for Portfolio Shares Sold ......................................................             436
   Other Receivables .........................................................................               6
   Accrued Income ............................................................................           2,082
                                                                                                      --------
Total Assets .................................................................................         270,525
                                                                                                      --------
LIABILITIES:
   Payable for Investment Securities Purchased ...............................................          75,651
   Income Distribution Payable ...............................................................             382
   Payable for Investment Advisor Fees .......................................................             116
   Payable for Portfolio Shares Redeemed .....................................................              90
   Payable for Distribution Fees .............................................................              22
   Payable for Administration Fees ...........................................................              11
   Accrued Expense Payable ...................................................................              30
                                                                                                      --------
Total Liabilities ............................................................................          76,302
                                                                                                      --------
Total Net Assets .............................................................................        $194,223
                                                                                                      ========
NET ASSETS:
Paid in capital -- Trust Shares (unlimited authorization -- no par value)
   based on 12,890,913 outstanding shares of beneficial interest .............................        $144,247
Paid in capital -- Investor Shares (unlimited authorization -- no par value)
   based on 1,764,356 outstanding shares of beneficial interest ..............................          18,584
Paid in capital -- Flex Shares (unlimited authorization -- no par value)
   based on 2,125,136 outstanding shares of beneficial interest ..............................          24,294
Accumulated net realized gain on investments .................................................           3,298
Net unrealized appreciation on investments ...................................................           3,800
                                                                                                      --------
Total Net Assets (100.0%) ....................................................................        $194,223
                                                                                                      ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares .....................          $11.57
                                                                                                      ========
Net Asset Value, Offering and Redemption Price Per Share -- Investor Shares ..................          $11.58
                                                                                                      ========
Maximum Offering Price Per Share -- Investor Shares ($11.58 (DIVIDE) 96.25%) .................          $12.03
                                                                                                      ========
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) ..................          $11.57
                                                                                                      ========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEAR ENDED MAY 31, 2002,
(UNLESS OTHERWISE INDICATED)



                                                                                                                 INVESTMENT
                                                    FLORIDA       GEORGIA         HIGH         INVESTMENT          GRADE
                                                  TAX-EXEMPT    TAX-EXEMPT       INCOME        GRADE BOND        TAX-EXEMPT
                                                   BOND FUND     BOND FUND        FUND            FUND           BOND FUND
                                                  ----------    ----------     ----------      ----------        ----------
Income
   Interest Income ...............................  $5,929        $4,963          $3,272         $52,511          $ 6,786
   Less: Foreign Taxes Withheld ..................      --            --              --              --               --
                                                    ------        ------          ------         -------          -------
   Total Income ..................................   5,929         4,963           3,272          52,511            6,786
                                                    ------        ------          ------         -------          -------
Expenses:
   Investment Advisory Fees ......................     884           716             297           6,917            1,345
   Administrator Fees ............................      94            76              25             644              125
   Transfer Agent Fees -- Trust Shares ...........      16            16               4              24               16
   Transfer Agent Fees -- Investor Shares ........      13            13              --              31               20
   Transfer Agent Fees -- Flex Shares ............      17            15              37              41               21
   Transfer Agent Out of Pocket Expenses
    and Shareholder Servicing Fees ...............       8             6               2              52               10
   Printing Fees .................................       6             5               2              38                8
   Custody Fees ..................................       3             3               1              21                4
   Professional Fees .............................       6             4               2              36                7
   Trustee Fees ..................................       1             1              --               9                2
   Registration Fees .............................       5             3               5              29                6
   Distribution Fees -- Investor Shares ..........       5             5              --              94               84
   Distribution Fees -- Flex Shares ..............     177           157             315             328              227
   Other Fees ....................................       3             3               1               7                1
                                                    ------        ------          ------         -------          -------
   Total Expenses ................................   1,238         1,023             691           8,271            1,876
                                                    ------        ------          ------         -------          -------
   Less:
     Investment Advisory Fees Waived .............     (61)          (50)            (56)           (196)             (59)
     Distribution Fees Waived/Expenses
      Reimbursed by Distributor -- Investor Shares     (12)          (12)             --             (35)             (22)
     Distribution Fees Waived -- Flex Shares .....     (66)          (58)           (148)            (74)             (43)
                                                    ------        ------          ------         -------          -------
Net Expenses .....................................   1,099           903             487           7,966            1,752
                                                    ------        ------          ------         -------          -------
Net Investment Income ............................   4,830         4,060           2,785          44,545            5,034
                                                    ------        ------          ------         -------          -------
Net Realized and Unrealized Gain (Loss)
       on Investments:
   Net Realized Gain (Loss) on Securities Sold ...   1,091           324            (552)          1,297            5,568
   Net Realized Loss on Forward Foreign Currency
    and Foreign Currency Translations ............      --            --              --              --               --
   Net Change in Unrealized Depreciation
    on Forward Foreign Currency Contracts,
    Foreign Currencies and Translation of
    Other Assets and Liabilities in
     Foreign Currency ............................      --            --              --              --               --
   Net Change in Unrealized Appreciation
    (Depreciation) on Investments ................   1,774         1,585          (1,804)            564            1,705
                                                    ------        ------          ------         -------          -------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments ..............................   2,865         1,909          (2,356)          1,861            7,273
                                                    ------        ------          ------         -------          -------
Net Increase in Net Assets
       from Operations ...........................  $7,695        $5,969          $  429         $46,406          $12,307
                                                    ======        ======          ======         =======          =======

*Commenced operations on November 30, 2001.
Amounts designated as "--" are either $0 or round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                     LIMITED-
                                                   TERM FEDERAL                                    SHORT-TERM
                                                    MORTGAGE        MARYLAND                      U.S. TREASURY     STRATEGIC
                                                    SECURITIES      MUNICIPAL      SHORT-TERM      SECURITIES       INCOME
                                                      FUND          BOND FUND       BOND FUND         FUND            FUND*
                                                    ----------     ----------      ----------      ----------      ----------
Income
   Interest Income ...............................    $5,897         $2,154          $15,074         $6,226          $1,613
   Less: Foreign Taxes Withheld ..................        --             --               --             --              (9)
                                                      ------         ------          -------         ------          ------
   Total Income ..................................     5,897          2,154           15,074          6,226           1,604
                                                      ------         ------          -------         ------          ------
Expenses:
   Investment Advisory Fees ......................       868            319            1,893            952             194
   Administrator Fees ............................        92             34              201            101              16
   Transfer Agent Fees -- Trust Shares ...........        16             16               18             16               4
   Transfer Agent Fees -- Investor Shares ........        13             --               14             13              --
   Transfer Agent Fees -- Flex Shares ............        16             18               20             29               7
   Transfer Agent Out of Pocket Expenses
    and Shareholder Servicing Fees ...............         7              1               16             10               2
   Printing Fees .................................         7              2               14              7               2
   Custody Fees ..................................         3              1                7              3               9
   Professional Fees .............................         6              2               12              6               2
   Trustee Fees ..................................         1             --                3              1              --
   Registration Fees .............................         8              2               17              8               6
   Distribution Fees -- Investor Shares ..........         3             --               11              5              --
   Distribution Fees -- Flex Shares ..............        69            190              169            441             106
   Other Fees ....................................         1             --                8             --              --
                                                      ------         ------          -------         ------          ------
   Total Expenses ................................     1,110            585            2,403          1,592             348
                                                      ------         ------          -------         ------          ------
   Less:
     Investment Advisory Fees Waived .............       (67)           (39)            (138)           (88)            (23)
     Distribution Fees Waived/Expenses
      Reimbursed by Distributor -- Investor Shares       (13)            --              (15)           (13)             --
     Distribution Fees Waived -- Flex Shares .....       (43)           (21)             (95)          (282)            (47)
                                                      ------         ------          -------         ------          ------
Net Expenses .....................................       987            525            2,155          1,209             278
                                                      ------         ------          -------         ------          ------
Net Investment Income ............................     4,910          1,629           12,919          5,017           1,326
                                                      ------         ------          -------         ------          ------
Net Realized and Unrealized Gain (Loss)
       on Investments:
   Net Realized Gain (Loss) on Securities Sold ...     3,042            426             (458)         1,115             (97)
   Net Realized Loss on Forward Foreign Currency
    and Foreign Currency Translations ............        --             --               --             --             (10)
   Net Change in Unrealized Depreciation
    on Forward Foreign Currency Contracts,
    Foreign Currencies and Translation of
    Other Assets and Liabilities in
     Foreign Currency ............................        --             --               --             --            (528)
   Net Change in Unrealized Appreciation
    (Depreciation) on Investments ................     1,531            439           (1,893)            79             143
                                                      ------         ------          -------         ------          ------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments ..............................     4,573            865           (2,351)         1,194            (492)
                                                      ------         ------          -------         ------          ------
Net Increase in Net Assets
       from Operations ...........................    $9,483         $2,494          $10,568         $6,211          $  834
                                                      ======         ======          =======         ======          ======

                                                                       VIRGINIA
                                                         U.S.        INTERMEDIATE      VIRGINIA
                                                      GOVERNMENT       MUNICIPAL       MUNICIPAL
                                                    SECURITIES FUND    BOND FUND       BOND FUND
                                                    ---------------   ----------      ----------
Income
   Interest Income ...............................      $11,874        $ 9,190          $3,217
   Less: Foreign Taxes Withheld ..................           --             --              --
                                                        -------        -------          ------
   Total Income ..................................       11,874          9,190           3,217
                                                        -------        -------          ------
Expenses:
   Investment Advisory Fees ......................        1,487          1,296             448
   Administrator Fees ............................          138            138              47
   Transfer Agent Fees -- Trust Shares ...........           18             16              16
   Transfer Agent Fees -- Investor Shares ........           14             14              --
   Transfer Agent Fees -- Flex Shares ............           30             --              16
   Transfer Agent Out of Pocket Expenses
    and Shareholder Servicing Fees ...............           11             11               4
   Printing Fees .................................            9              8               3
   Custody Fees ..................................            5              5               1
   Professional Fees .............................            8              7               3
   Trustee Fees ..................................            2              2               1
   Registration Fees .............................           18              6               2
   Distribution Fees -- Investor Shares ..........           28              9              --
   Distribution Fees -- Flex Shares ..............          314             --             114
   Other Fees ....................................            7              3               1
                                                        -------        -------          ------
   Total Expenses ................................        2,089          1,515             656
                                                        -------        -------          ------
   Less:
     Investment Advisory Fees Waived .............          (65)            --              --
     Distribution Fees Waived/Expenses
      Reimbursed by Distributor -- Investor Shares          (11)           (21)             --
     Distribution Fees Waived -- Flex Shares .....          (54)            --             (20)
                                                        -------        -------          ------
Net Expenses .....................................        1,959          1,494             636
                                                        -------        -------          ------
Net Investment Income ............................        9,915          7,696           2,581
                                                        -------        -------          ------
Net Realized and Unrealized Gain (Loss)
       on Investments:
   Net Realized Gain (Loss) on Securities Sold ...        2,303          2,170             624
   Net Realized Loss on Forward Foreign Currency
    and Foreign Currency Translations ............           --             --              --
   Net Change in Unrealized Depreciation
    on Forward Foreign Currency Contracts,
    Foreign Currencies and Translation of
    Other Assets and Liabilities in
     Foreign Currency ............................           --             --              --
   Net Change in Unrealized Appreciation
    (Depreciation) on Investments ................        2,251            941             608
                                                        -------        -------          ------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments ..............................        4,554          3,111           1,232
                                                        -------        -------          ------
Net Increase in Net Assets
       from Operations ...........................      $14,469        $10,807          $3,813
                                                        =======        =======          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31

                                                           FLORIDA TAX-EXEMPT      GEORGIA TAX-EXEMPT
                                                                BOND FUND               BOND FUND             HIGH INCOME FUND*
                                                          -------------------     -------------------      --------------------
                                                          06/01/01-   06/01/00-   06/01/01-   06/01/00-    06/01/01-   06/01/00-
                                                          05/31/02    05/31/01    05/31/02    05/31/01     05/31/02    05/31/01
                                                          --------    --------    --------    --------     --------    --------
Operations:
  Net Investment Income ................................. $  4,830    $  4,652    $  4,060    $  3,745      $ 2,785    $   596
  Net Realized Gain (Loss) on Securities Sold ...........    1,091       2,060         324        (639)        (552)       (22)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ......................................    1,774       5,448       1,585       6,316       (1,804)       (54)
                                                          --------    --------    --------    --------      -------    -------
    Increase in Net Assets from Operations ..............    7,695      12,160       5,969       9,422          429        520
                                                          --------    --------    --------    --------      -------    -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ........................................   (4,210)     (4,170)     (3,472)     (3,305)        (467)        --
    Investor Shares .....................................     (100)       (115)       (106)        (99)          --         --
    Flex Shares .........................................     (519)       (362)       (482)       (340)      (2,318)      (595)
  Realized capital gains:
    Trust Shares ........................................     (673)         --          --          --           --         --
    Investor Shares .....................................      (17)         --          --          --           --         --
    Flex Shares .........................................     (107)         --          --          --           --         --
                                                          --------    --------    --------    --------      -------    -------
  Total Distributions ...................................   (5,626)     (4,647)     (4,060)     (3,744)      (2,785)      (595)
                                                          --------    --------    --------    --------      -------    -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .........................   31,013      22,576      22,751      23,482       29,701         --
    Reinvestment of Cash Distributions ..................      994         512         726         851          138         --
    Cost of Shares Redeemed .............................  (20,777)    (14,905)    (19,584)    (24,588)        (642)        --
                                                          --------    --------    --------    --------      -------    -------
  Increase (Decrease) in Net Assets From Trust
    Share Transactions ..................................   11,230       8,183       3,893        (255)      29,197         --
                                                          --------    --------    --------    --------      -------    -------
  Investor Shares:
    Proceeds from Shares Issued .........................      225         339         273         449           --         --
    Reinvestment of Cash Distributions ..................       82          84          60          68           --         --
    Cost of Shares Redeemed .............................     (158)       (750)       (442)       (230)          --         --
                                                          --------    --------    --------    --------      -------    -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..................................      149        (327)       (109)        287           --         --
                                                          --------    --------    --------    --------      -------    -------
  Flex Shares:
    Proceeds from Shares Issued .........................   11,313       4,972       4,793       5,779       34,517     18,585
    Reinvestment of Cash Distributions ..................      472         260         394         276        1,447        386
    Cost of Shares Redeemed .............................   (2,936)     (2,887)     (5,271)     (1,350)      (7,049)    (2,096)
                                                          --------    --------    --------    --------      -------    -------
  Increase (Decrease) in Net Assets From Flex
    Share Transactions ..................................    8,849       2,345         (84)      4,705       28,915     16,875
                                                          --------    --------    --------    --------      -------    -------
  Increase (Decrease) in Net Assets From
    Share Transactions ..................................   20,228      10,201       3,700       4,737       58,112     16,875
                                                          --------    --------    --------    --------      -------    -------
      Total Increase (Decrease) in Net Assets ...........   22,297      17,714       5,609      10,415       55,756     16,800
                                                          --------    --------    --------    --------      -------    -------
Net Assets:
  Beginning of Period ...................................  123,420     105,706     102,860      92,445       19,875      3,075
                                                          --------    --------    --------    --------      -------    -------
  End of Period ......................................... $145,717    $123,420    $108,469    $102,860      $75,631    $19,875
                                                          ========    ========    ========    ========      =======    =======

* Trust Shares were offered beginning on October 3, 2001.
(1) See Note 9 in Notes to Financial Statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------

                                                             INVESTMENT GRADE             INVESTMENT GRADE TAX-
                                                                  BOND FUND                  EXEMPT BOND FUND
                                                         -----------------------        ------------------------
                                                           06/01/01-    06/01/00-        06/01/01-       06/01/00-
                                                           05/31/02     05/31/01         05/31/02        05/31/01
                                                          --------     ----------        --------        --------
Operations:
  Net Investment Income ................................. $ 44,545     $   57,336        $  5,034        $  5,950
  Net Realized Gain (Loss) on Securities Sold ...........    1,297         (6,492)          5,568           6,561
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ......................................      564         67,741           1,705           2,961
                                                          --------     ----------        --------        --------
    Increase in Net Assets from Operations ..............   46,406        118,585          12,307          15,472
                                                          --------     ----------        --------        --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ........................................  (43,708)       (55,065)         (4,081)         (4,787)
    Investor Shares .....................................     (995)        (1,220)           (492)           (687)
    Flex Shares .........................................   (1,340)        (1,048)           (461)           (471)
  Realized capital gains:
    Trust Shares ........................................       --             --          (3,160)             --
    Investor Shares .....................................       --             --            (448)             --
    Flex Shares .........................................       --             --            (545)             --
                                                          --------     ----------        --------        --------
  Total Distributions ...................................  (46,043)       (57,333)         (9,187)         (5,945)
                                                          --------     ----------        --------        --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .........................  224,284        202,611          54,898          54,297
    Reinvestment of Cash Distributions ..................   17,242         24,416           2,870           1,068
    Cost of Shares Redeemed ............................. (215,665)      (424,214)        (45,160)        (46,017)
                                                          --------     ----------        --------        --------
  Increase (Decrease) in Net Assets From Trust
    Share Transactions ..................................   25,861       (197,187)         12,608           9,348
                                                          --------     ----------        --------        --------
  Investor Shares:
    Proceeds from Shares Issued .........................   47,871          8,567           3,445           1,623
    Reinvestment of Cash Distributions ..................      866          1,094             765             544
    Cost of Shares Redeemed .............................  (49,146)       (12,351)         (2,704)         (4,242)
                                                          --------     ----------        --------        --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..................................     (409)        (2,690)          1,506          (2,075)
                                                          --------     ----------        --------        --------
  Flex Shares:
    Proceeds from Shares Issued .........................   19,999         11,709           9,733           8,980
    Reinvestment of Cash Distributions ..................    1,170            938             876             416
    Cost of Shares Redeemed .............................  (10,596)        (8,119)         (6,370)         (4,951)
                                                          --------     ----------        --------        --------
  Increase (Decrease) in Net Assets From Flex
    Share Transactions ..................................   10,573          4,528           4,239           4,445
                                                          --------     ----------        --------        --------
  Increase (Decrease) in Net Assets From
    Share Transactions ..................................   36,025       (195,349)         18,353          11,718
                                                          --------     ----------        --------        --------
      Total Increase (Decrease) in Net Assets ...........   36,388       (134,097)         21,473          21,245
                                                          --------     ----------        --------        --------
Net Assets:
  Beginning of Period ...................................  907,108      1,041,205         172,750         151,505
                                                          --------     ----------        --------        --------
  End of Period ......................................... $943,496     $  907,108        $194,223        $172,750
                                                          ========     ==========        ========        ========

                                                               LIMITED-TERM FEDERAL              MARYLAND MUNICIPAL
                                                             MORTGAGE SECURITIES FUND                 BOND FUND
                                                             ------------------------          ----------------------
                                                              06/01/01-     06/01/00-          06/01/01-     06/01/00-
                                                              05/31/02      05/31/01           05/31/02      05/31/01
                                                              --------      --------           --------      --------
Operations:
  Net Investment Income .................................     $  4,910      $  6,548            $ 1,629       $ 1,398
  Net Realized Gain (Loss) on Securities Sold ...........        3,042         1,071                426          (190)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ......................................        1,531         3,730                439         2,438
                                                              --------      --------            -------       -------
    Increase in Net Assets from Operations ..............        9,483        11,349              2,494         3,646
                                                              --------      --------            -------       -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ........................................       (5,246)       (6,409)            (1,105)       (1,152)
    Investor Shares .....................................          (47)          (54)                --            --
    Flex Shares .........................................         (253)          (78)              (522)         (239)
  Realized capital gains:
    Trust Shares ........................................         (192)           --                 --            --
    Investor Shares .....................................           (2)           --                 --            --
    Flex Shares .........................................           (9)           --                 --            --
                                                              --------      --------            -------       -------
  Total Distributions ...................................       (5,749)       (6,541)            (1,627)       (1,391)
                                                              --------      --------            -------       -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .........................       94,324        46,871             12,044         3,648
    Reinvestment of Cash Distributions ..................        2,831         3,554                206           272
    Cost of Shares Redeemed .............................      (43,762)      (72,809)            (5,662)       (5,393)
                                                              --------      --------            -------       -------
  Increase (Decrease) in Net Assets From Trust
    Share Transactions ..................................       53,393       (22,384)             6,588        (1,473)
                                                              --------      --------            -------       -------
  Investor Shares:
    Proceeds from Shares Issued .........................        1,158           201                 --            --
    Reinvestment of Cash Distributions ..................           40            46                 --            --
    Cost of Shares Redeemed .............................         (500)         (634)                --            --
                                                              --------      --------            -------       -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..................................          698          (387)                --            --
                                                              --------      --------            -------       -------
  Flex Shares:
    Proceeds from Shares Issued .........................       13,389         2,427             13,615         7,229
    Reinvestment of Cash Distributions ..................          222            73                368           206
    Cost of Shares Redeemed .............................       (1,279)         (817)            (3,171)       (1,989)
                                                              --------      --------            -------       -------
  Increase (Decrease) in Net Assets From Flex
    Share Transactions ..................................       12,332         1,683             10,812         5,446
                                                              --------      --------            -------       -------
  Increase (Decrease) in Net Assets From
    Share Transactions ..................................       66,423       (21,088)            17,400         3,973
                                                              --------      --------            -------       -------
      Total Increase (Decrease) in Net Assets ...........       70,157       (16,280)            18,267         6,228
                                                              --------      --------            -------       -------
Net Assets:
  Beginning of Period ...................................      111,975       128,255             38,616        32,388
                                                              --------      --------            -------       -------
  End of Period .........................................     $182,132      $111,975            $56,883       $38,616
                                                              ========      ========            =======       =======




     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)

                                                                            SHORT-TERM                    SHORT-TERM U.S. TREASURY
                                                                             BOND FUND                         SECURITIES FUND
                                                                      ------------------------            -------------------------
                                                                      06/01/01-       06/01/00-           06/01/01-        06/01/00-
                                                                      05/31/02        05/31/01            05/31/02         05/31/01
                                                                      --------        --------            --------         --------
Operations:
  Net Investment Income .............................................  $12,919        $ 11,723            $  5,017         $  4,716
  Net Realized Gain (Loss) on Securities Sold .......................     (458)            210               1,115              218
  Net Realized Loss on Foreign Currency Transactions
    and Forward Foreign Currency Contracts ..........................       --              --                  --               --
  Net Change in Unrealized Depreciation on Forward Foreign
    Currency Contracts, Foreign Currencies and Translation of Other
  Assets and Liabilities Denominated in Foreign Currency ............       --              --                  --               --
  Net Change in Unrealized Appreciation (Depreciation) on Investments   (1,893)          7,812                  79            2,394
                                                                      --------        --------            --------         --------
    Increase in Net Assets from Operations ..........................   10,568          19,745               6,211            7,328
                                                                      --------        --------            --------         --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ....................................................  (12,038)        (11,448)             (3,562)          (4,182)
    Investor Shares .................................................     (210)           (101)                (91)            (102)
    Flex Shares .....................................................     (657)           (170)             (1,364)            (411)
  Realized Capital Gains:
    Trust Shares ....................................................       --              --                (278)              --
    Investor Shares .................................................       --              --                  (7)              --
    Flex Shares .....................................................       --              --                (119)              --
                                                                      --------        --------            --------         --------
  Total Distributions ...............................................  (12,905)        (11,719)             (5,421)          (4,695)
                                                                      --------        --------            --------         --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .....................................  184,897          88,984              47,056           40,403
    Reinvestment of Cash Distributions ..............................    3,951           4,224                 709              968
    Cost of Shares Repurchased ......................................  (96,279)        (66,053)            (29,504)         (27,930)
                                                                      --------        --------            --------         --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ....................................................   92,569           27,155             18,261           13,441
                                                                      --------        --------            --------         --------
  Investor Shares:
    Proceeds from Shares Issued .....................................    6,458           3,017              10,025              298
    Reinvestment of Cash Distributions ..............................      197              90                  89              107
    Cost of Shares Repurchased ......................................   (5,040)           (429)             (7,571)            (353)
                                                                      --------        --------            --------         --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..............................................    1,615           2,678               2,543               52
                                                                      --------        --------            --------         --------
  Flex Shares:
    Proceeds from Shares Issued .....................................   20,914           9,613              69,886           24,812
    Reinvestment of Cash Distributions ..............................      495             132               1,294              360
    Cost of Shares Repurchased ......................................   (5,529)         (1,201)            (28,588)          (2,887)
                                                                      --------        --------            --------         --------
    Increase in Net Assets From Flex Share Transactions .............   15,880           8,544              42,592           22,285
                                                                      --------        --------            --------         --------
    Increase (Decrease) in Net Assets From Share Transactions .......  110,064          38,377              63,396           35,778
                                                                      --------        --------            --------         --------
      Total Increase (Decrease) in Net Assets .......................  107,727          46,403              64,186           38,411
                                                                      --------        --------            --------         --------
Net Assets:
  Beginning of Period ...............................................  230,316         183,913             118,438           80,027
                                                                      --------        --------            --------         --------
  End of Period ..................................................... $338,043        $230,316            $182,624         $118,438
                                                                      ========        ========            ========         ========

 *Commenced operations on November 30, 2001.
(1) See Note 9 in Notes to Financial Statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------

                                                                                                 U.S. GOVERNMENT
                                                                  STRATEGIC INCOME FUND          SECURITIES FUND
                                                               -------------------------   -------------------------
                                                                     11/30/01*-             06/01/00-      06/01/01-
                                                                      5/31/02               05/31/02       05/31/01
                                                                      -------               --------       --------
Operations:
  Net Investment Income ............................................. $ 1,326               $  9,915       $  7,857
  Net Realized Gain (Loss) on Securities Sold .......................     (97)                 2,303          2,234
  Net Realized Loss on Foreign Currency Transactions
    and Forward Foreign Currency Contracts ..........................     (10)                    --             --
  Net Change in Unrealized Depreciation on Forward Foreign
    Currency Contracts, Foreign Currencies and Translation of Other
    Assets and Liabilities Denominated in Foreign Currency ..........    (528)                    --             --
  Net Change in Unrealized Appreciation (Depreciation) on Investments     143                  2,251          3,742

                                                                      -------               --------       --------
    Increase in Net Assets from Operations ..........................     834                 14,469         13,833
                                                                      -------               --------       --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ....................................................    (744)                (8,292)        (7,280)
    Investor Shares .................................................      --                   (354)          (114)
    Flex Shares .....................................................    (588)                (1,318)          (467)
  Realized Capital Gains:
    Trust Shares ....................................................      --                 (2,756)            --
    Investor Shares .................................................      --                   (121)            --
    Flex Shares .....................................................      --                   (604)            --
                                                                      -------               --------       --------
  Total Distributions ...............................................  (1,332)               (13,445)        (7,861)
                                                                      -------               --------       --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .....................................  46,245                 73,470        106,028
    Reinvestment of Cash Distributions ..............................     146                  4,296          2,177
    Cost of Shares Repurchased ......................................  (2,433)               (58,868)       (50,649)
                                                                      -------               --------       --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ....................................................  43,958                 18,898         57,556
                                                                      -------               --------       --------
  Investor Shares:
    Proceeds from Shares Issued .....................................      --                  2,911          5,874
    Reinvestment of Cash Distributions ..............................      --                    460            104
    Cost of Shares Repurchased ......................................      --                 (1,564)          (779)
                                                                      -------               --------       --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..............................................      --                  1,807          5,199
                                                                      -------               --------       --------
  Flex Shares:
    Proceeds from Shares Issued .....................................  41,311                 24,017         16,369
    Reinvestment of Cash Distributions ..............................     442                  1,689            412
    Cost of Shares Repurchased ......................................  (2,006)               (15,321)        (3,185)
                                                                      -------               --------       --------
    Increase in Net Assets From Flex Share Transactions .............  39,747                 10,385         13,596
                                                                      -------               --------       --------
    Increase (Decrease) in Net Assets From Share Transactions .......  83,705                 31,090         76,351
                                                                      -------               --------       --------
      Total Increase (Decrease) in Net Assets .......................  83,207                 32,114         82,323
                                                                      -------               --------       --------
Net Assets:
  Beginning of Period ...............................................      --                176,900         94,577
                                                                      -------               --------       --------
  End of Period ..................................................... $83,207               $209,014       $176,900
                                                                      =======               ========       ========

                                                                          VIRGINIA INTERMEDIATE
                                                                           MUNICIPAL BOND FUND        VIRGINIA MUNICIPAL BOND FUND
                                                                        -----------------------        ---------------------------
                                                                        06/01/00-      06/01/00-         06/01/01-       06/01/00-
                                                                        05/31/01       05/31/01          05/31/02        05/31/01
                                                                        --------       --------          --------        --------
Operations:
  Net Investment Income .............................................   $  7,696       $  8,898           $ 2,581        $ 2,567
  Net Realized Gain (Loss) on Securities Sold .......................      2,170            947               624           (134)
  Net Realized Loss on Foreign Currency Transactions
    and Forward Foreign Currency Contracts ..........................         --             --                --             --
  Net Change in Unrealized Depreciation on Forward Foreign
    Currency Contracts, Foreign Currencies and Translation of Other
    Assets and Liabilities Denominated in Foreign Currency ..........         --             --                --             --
  Net Change in Unrealized Appreciation (Depreciation) on Investments        941         10,678               608          3,780

                                                                        --------       --------           -------        -------
    Increase in Net Assets from Operations ..........................     10,807         20,523             3,813          6,213
                                                                        --------       --------           -------        -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ....................................................     (7,547)        (8,495)           (2,247)        (2,336)
    Investor Shares .................................................       (245)          (277)               --             --
    Flex Shares .....................................................         --             --              (339)          (200)
  Realized Capital Gains:
    Trust Shares ....................................................         --             --                --             --
    Investor Shares .................................................         --             --                --             --
    Flex Shares .....................................................         --             --                --             --
                                                                        --------       --------           -------        -------
  Total Distributions ...............................................     (7,792)        (8,772)           (2,586)        (2,536)
                                                                        --------       --------           -------        -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .....................................     16,933         18,898             9,887         12,141
    Reinvestment of Cash Distributions ..............................        108            105               145            394
    Cost of Shares Repurchased ......................................    (23,387)       (37,738)          (11,071)        (8,288)
                                                                        --------       --------           -------        -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ....................................................     (6,346)       (18,735)           (1,039)         4,247
                                                                        --------       --------           -------        -------
  Investor Shares:
    Proceeds from Shares Issued .....................................      2,349            892                --             --
    Reinvestment of Cash Distributions ..............................        183            206                --             --
    Cost of Shares Repurchased ......................................     (1,584)        (2,085)               --             --
                                                                        --------       --------           -------        -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ..............................................        948           (987)               --             --
                                                                        --------       --------           -------        -------
  Flex Shares:
    Proceeds from Shares Issued .....................................         --             --             7,568          3,993
    Reinvestment of Cash Distributions ..............................         --             --               230            139
    Cost of Shares Repurchased ......................................         --             --            (2,528)        (1,847)
                                                                        --------       --------           -------        -------
    Increase in Net Assets From Flex Share Transactions .............         --             --             5,270          2,285
                                                                        --------       --------           -------        -------
    Increase (Decrease) in Net Assets From Share Transactions .......     (5,398)       (19,722)            4,231          6,532
                                                                        --------       --------           -------        -------
      Total Increase (Decrease) in Net Assets .......................     (2,383)        (7,971)            5,458         10,209
                                                                        --------       --------           -------        -------
Net Assets:
  Beginning of Period ...............................................    201,046        209,017            64,556         54,347
                                                                        --------       --------           -------        -------
  End of Period .....................................................   $198,663       $201,046           $70,014        $64,556
                                                                        ========       ========           =======        =======




     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                             NET ASSET                 NET REALIZED AND  DISTRIBUTIONS                   DISTRIBUTIONS
                                VALUE         NET      UNREALIZED GAINS    FROM NET      DISTRIBUTIONS       FROM      NET ASSET
                              BEGINNING   INVESTMENT       (LOSSES)       INVESTMENT     FROM REALIZED    TAX RETURN   VALUE END
                              OF PERIOD     INCOME      ON INVESTMENTS      INCOME       CAPITAL GAINS    OF CAPITAL   OF PERIOD
                              ---------   ----------    --------------    ------------   -------------    -----------  ---------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           2002                 $10.79       $ 0.40          $ 0.22          $(0.40)        $(0.06)          --           $10.95
           2001                  10.06         0.44            0.73           (0.44)            --           --            10.79
           2000                  10.59         0.44           (0.49)          (0.44)         (0.04)          --            10.06
           1999                  10.72         0.42           (0.02)          (0.42)         (0.11)          --            10.59
           1998                  10.28         0.44            0.45           (0.44)         (0.01)          --            10.72
Investor Shares
           2002                 $10.79       $ 0.38          $ 0.22          $(0.38)        $(0.06)          --           $10.95
           2001                  10.07         0.42            0.72           (0.42)            --           --            10.79
           2000                  10.60         0.42           (0.49)          (0.42)         (0.04)          --            10.07
           1999                  10.72         0.40           (0.01)          (0.40)         (0.11)          --            10.60
           1998                  10.29         0.42            0.44           (0.42)         (0.01)          --            10.72
Flex Shares
           2002                 $10.81       $ 0.32          $ 0.22          $(0.32)        $(0.06)          --           $10.97
           2001                  10.09         0.37            0.72           (0.37)            --           --            10.81
           2000                  10.62         0.36           (0.49)          (0.36)         (0.04)          --            10.09
           1999                  10.74         0.35           (0.01)          (0.35)         (0.11)          --            10.62
           1998                  10.30         0.37            0.45           (0.37)         (0.01)          --            10.74
GEORGIA TAX-EXEMPT BOND FUND
Trust Shares
           2002                 $10.10       $ 0.39          $ 0.19          $(0.39)            --           --           $10.29
           2001                   9.50         0.40            0.60           (0.40)            --           --            10.10
           2000                  10.03         0.40           (0.49)          (0.40)        $(0.04)          --             9.50
           1999                  10.11         0.39           (0.06)          (0.39)         (0.02)          --            10.03
           1998                   9.73         0.41            0.39           (0.41)         (0.01)          --            10.11
Investor Shares
           2002                 $10.12       $ 0.37          $ 0.19          $(0.37)            --           --           $10.31
           2001                   9.51         0.38            0.61           (0.38)            --           --            10.12
           2000                  10.05         0.38           (0.50)          (0.38)        $(0.04)          --             9.51
           1999                  10.13         0.37           (0.06)          (0.37)         (0.02)          --            10.05
           1998                   9.74         0.39            0.40           (0.39)         (0.01)          --            10.13
Flex Shares
           2002                 $10.11       $ 0.32          $ 0.19          $(0.32)            --           --           $10.30
           2001                   9.51         0.33            0.60           (0.33)            --           --            10.11
           2000                  10.04         0.33           (0.49)          (0.33)        $(0.04)          --             9.51
           1999                  10.12         0.32           (0.06)          (0.32)         (0.02)          --            10.04
           1998                   9.73         0.34            0.40           (0.34)         (0.01)          --            10.12
HIGH INCOME FUND (A)
Trust Shares
           2002(1)              $ 7.37       $ 0.39          $(0.12)         $(0.39)            --           --           $ 7.25
Flex Shares
           2002                 $ 7.69       $ 0.55          $(0.44)         $(0.55)            --           --           $ 7.25
           2001                   7.88         0.55           (0.19)          (0.55)            --           --             7.69
           2000(2)                7.98         0.09           (0.10)          (0.09)            --           --             7.88
For the years ended March 31:
           2000                   9.77         0.87           (1.85)          (0.81)            --           --             7.98
           1999                   9.99         0.51            0.04           (0.57)        $(0.15)      $(0.05)            9.77
           1998                   9.73         0.34            0.44           (0.52)            --           --             9.99


+    Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  Trust shares were offered on October 3, 2001. All ratios for the period have been annualized.
(2)  For the two month period ended May 31, 2000. All ratios for the period have been annualized.
(A)  On March 28, 2000, the ESC Strategic Income Fund exchanged all of its assets and liabilities for shares of the High
     Income Fund. The ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 28, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.

Amounts designated as "--" are either $0 or have been rounded to $0.
76

--------------------------------------------------------------------------------

                                                                                                            RATIO OF
                                                                                        RATIO OF            EXPENSES TO
                                                NET ASSETS          RATIO OF         NET INVESTMENT     AVERAGE NET ASSETS
                                  TOTAL           END OF           EXPENSES TO          INCOME TO       (EXCLUDING WAIVERS
                                RETURN +       PERIOD (000)    AVERAGE NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)
                              -----------      ------------    ------------------  ------------------   -------------------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           2002                 5.88%       $   120,885               0.71%              3.65%                 0.76%
           2001                11.84            107,867               0.71               4.19                  0.76
           2000                (0.48)            93,040               0.67               4.25                  0.78
           1999                 3.72            118,609               0.67               3.90                  0.77
           1998                 8.77             93,939               0.66               4.16                  0.80
Investor Shares
           2002                 5.66%        $    2,935               0.92%              3.44%                 1.37%
           2001                11.50              2,747               0.91               4.00                  1.38
           2000                (0.68)             2,875               0.87               4.05                  1.36
           1999                 3.62              3,799               0.87               3.71                  1.31
           1998                 8.46              3,381               0.86               3.98                  1.34
Flex Shares
           2002                 5.15%      $     21,897               1.42%              2.93%                 1.84%
           2001                10.95             12,806               1.41               3.49                  1.89
           2000                (1.17)             9,791               1.37               3.54                  1.89
           1999                 3.13             14,762               1.37               3.21                  1.88
           1998                 8.04              8,160               1.36               3.45                  2.01
GEORGIA TAX-EXEMPT BOND FUND
Trust Shares
           2002                 5.81%       $    91,356               0.71%              3.79%                 0.76%
           2001                10.67             85,880               0.71               4.03                  0.77
           2000                (0.90)            81,160               0.67               4.13                  0.77
           1999                 3.33             87,452               0.67               3.87                  0.78
           1998                 8.37             62,363               0.66               4.09                  0.81
Investor Shares
           2002                 5.58%        $    2,844               0.92%              3.58%                 1.36%
           2001                10.56              2,901               0.91               3.83                  1.42
           2000                (1.26)             2,458               0.87               3.93                  1.40
           1999                 3.13              3,676               0.87               3.67                  1.25
           1998                 8.26              3,975               0.86               3.89                  1.30
Flex Shares
           2002                 5.07%       $    14,269               1.42%              3.08%                 1.84%
           2001                 9.92             14,079               1.41               3.33                  1.89
           2000                (1.59)             8,827               1.37               3.43                  1.95
           1999                 2.63             13,358               1.37               3.19                  1.89
           1998                 7.74              8,264               1.36               3.39                  2.02
HIGH INCOME FUND (A)
Trust Shares
           2002(1)              3.70%       $    28,767               0.82%              8.27%                 0.97%
Flex Shares
           2002                 1.46%       $    46,864               1.40%              7.35%                 2.02%
           2001                 4.74             19,875               1.40               6.88                  2.13
           2000(2)             (0.13)             3,075               1.40               6.57                  2.83
For the years ended March 31:
           2000               (10.84)             2,032               1.73               8.94                  2.95
           1999                 5.64              7,230               1.91               5.09                  2.22
           1998                 8.18             24,413               1.87               5.27                  1.87

                                  RATIO OF
                               NET INVESTMENT
                                   INCOME TO
                              AVERAGE NET ASSETS     PORTFOLIO
                              (EXCLUDING WAIVERS     TURNOVER
                              AND REIMBURSEMENTS)      RATE
                              -------------------    ---------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           2002                      3.60%             91%
           2001                      4.14              59
           2000                      4.14              88
           1999                      3.80              72
           1998                      4.02              69
Investor Shares
           2002                      2.99%             91%
           2001                      3.53              59
           2000                      3.56              88
           1999                      3.27              72
           1998                      3.50              69
Flex Shares
           2002                      2.51%             91%
           2001                      3.01              59
           2000                      3.02              88
           1999                      2.70              72
           1998                      2.80              69

GEORGIA TAX-EXEMPT BOND FUND
Trust Shares

           2002                      3.74%             23%
           2001                      3.97              21
           2000                      4.03              19
           1999                      3.76              12
           1998                      3.94               7

Investor Shares
           2002                      3.14%             23%
           2001                      3.32              21
           2000                      3.40              19
           1999                      3.29              12
           1998                      3.45               7
Flex Shares
           2002                      2.66%             23%
           2001                      2.85              21
           2000                      2.85              19
           1999                      2.67              12
           1998                      2.73               7
HIGH INCOME FUND (A)
Trust Shares
           2002(1)                   8.12%             59%
Flex Shares
           2002                      6.73%             59%
           2001                      6.15              10
           2000(2)                   5.14              --
For the years ended March 31:
           2000                      7.72              24
           1999                      4.78              95
           1998                      5.27             130




     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                 NET ASSET                       NET REALIZED AND    DISTRIBUTIONS
                                    VALUE             NET        UNREALIZED GAINS      FROM NET       DISTRIBUTIONS     NET ASSET
                                  BEGINNING       INVESTMENT         (LOSSES)         INVESTMENT      FROM REALIZED     VALUE END
                                  OF PERIOD         INCOME        ON INVESTMENTS        INCOME        CAPITAL GAINS     OF PERIOD
                                ------------      ----------      --------------     -------------    -------------    ----------
INVESTMENT GRADE BOND FUND
Trust Shares
           2002                    $10.23           $ 0.51            $ 0.01            $(0.51)              --           $10.24
           2001                      9.58             0.61              0.65             (0.61)              --            10.23
           2000                     10.36             0.61             (0.78)            (0.61)              --             9.58
           1999                     10.65             0.56             (0.11)            (0.56)          $(0.18)           10.36
           1998                     10.16             0.60              0.49             (0.60)              --            10.65
Investor Shares
           2002                    $10.23           $ 0.48            $ 0.01            $(0.48)              --           $10.24
           2001                      9.58             0.57              0.65             (0.57)              --            10.23
           2000                     10.36             0.57             (0.78)            (0.57)              --             9.58
           1999                     10.65             0.52             (0.11)            (0.52)          $(0.18)           10.36
           1998                     10.16             0.55              0.49             (0.55)              --            10.65
Flex Shares
           2002                    $10.24           $ 0.42            $ 0.01            $(0.42)              --           $10.25
           2001                      9.59             0.53              0.65             (0.53)              --            10.24
           2000                     10.37             0.52             (0.78)            (0.52)              --             9.59
           1999                     10.66             0.47             (0.11)            (0.47)          $(0.18)           10.37
           1998                     10.17             0.51              0.49             (0.51)              --            10.66
INVESTMENT GRADE TAX-EXEMPT BOND FUND
Trust Shares
           2002                    $11.38           $ 0.34            $ 0.46            $(0.34)          $(0.27)          $11.57
           2001                     10.67             0.44              0.71             (0.44)              --            11.38
           2000                     11.10             0.43             (0.29)            (0.43)           (0.14)           10.67
           1999                     11.40             0.43              0.10             (0.43)           (0.40)           11.10
           1998                     11.22             0.44              0.50             (0.44)           (0.32)           11.40
Investor Shares
           2002                    $11.39           $ 0.29            $ 0.46            $(0.29)          $(0.27)          $11.58
           2001                     10.68             0.40              0.71             (0.40)              --            11.39
           2000                     11.12             0.39             (0.30)            (0.39)           (0.14)           10.68
           1999                     11.41             0.38              0.11             (0.38)           (0.40)           11.12
           1998                     11.24             0.39              0.49             (0.39)           (0.32)           11.41
Flex Shares
           2002                    $11.38           $ 0.24            $ 0.46            $(0.24)          $(0.27)          $11.57
           2001                     10.67             0.34              0.71             (0.34)              --            11.38
           2000                     11.10             0.34             (0.29)            (0.34)           (0.14)           10.67
           1999                     11.40             0.33              0.10             (0.33)           (0.40)           11.10
           1998                     11.23             0.33              0.49             (0.33)           (0.32)           11.40
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           2002                    $10.01           $ 0.43            $ 0.32            $(0.43)          $(0.02)          $10.31
           2001                      9.62             0.55              0.39             (0.55)              --            10.01
           2000                      9.94             0.55             (0.32)            (0.55)              --             9.62
           1999                     10.12             0.54             (0.06)            (0.54)           (0.12)            9.94
           1998                     10.02             0.58              0.11             (0.58)           (0.01)           10.12
Investor Shares
           2002                    $10.00           $ 0.40            $ 0.31            $(0.40)          $(0.02)          $10.29
           2001                      9.60             0.53              0.40             (0.53)              --            10.00
           2000                      9.93             0.52             (0.33)            (0.52)              --             9.60
           1999                     10.11             0.51             (0.06)            (0.51)           (0.12)            9.93
           1998                     10.00             0.56              0.12             (0.56)           (0.01)           10.11
Flex Shares
           2002                    $10.02           $ 0.37            $ 0.31            $(0.37)          $(0.02)          $10.31
           2001                      9.62             0.50              0.40             (0.50)              --            10.02
           2000                      9.94             0.49             (0.32)            (0.49)              --             9.62
           1999                     10.12             0.48             (0.06)            (0.48)           (0.12)            9.94
           1998                     10.02             0.52              0.11             (0.52)           (0.01)           10.12


+    Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------

                                                                                                              RATIO OF
                                                                                         RATIO OF            EXPENSES TO
                                                 NET ASSETS          RATIO OF         NET INVESTMENT     AVERAGE NET ASSETS
                                   TOTAL           END OF           EXPENSES TO          INCOME TO       (EXCLUDING WAIVERS
                                 RETURN +       PERIOD (000)    AVERAGE NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)
                                ----------      ------------    ------------------  ------------------   ------------------
INVESTMENT GRADE BOND FUND
Trust Shares
           2002                     5.18%        $ 886,471               0.81%              4.81%                 0.83%
           2001                    13.55           860,073               0.81               6.17                  0.84
           2000                    (1.76)          998,596               0.77               6.05                  0.84
           1999                     4.25         1,149,068               0.77               5.25                  0.85
           1998                    10.92           793,488               0.76               5.67                  0.86
Investor Shares
           2002                     4.81%        $  20,825               1.22%              4.40%                 1.40%
           2001                    13.09            21,244               1.21               5.77                  1.42
           2000                    (2.17)           22,553               1.17               5.60                  1.37
           1999                     3.86            34,913               1.17               4.87                  1.36
           1998                    10.49            33,269               1.14               5.29                  1.38
Flex Shares
           2002                     4.27%        $  36,200               1.71%              3.90%                 1.96%
           2001                    12.54            25,791               1.70               5.24                  1.99
           2000                    (2.63)           20,056               1.66               5.14                  1.99
           1999                     3.35            26,020               1.66               4.40                  2.00
           1998                     9.99            13,111               1.65               4.76                  2.11
INVESTMENT GRADE TAX-EXEMPT BOND FUND
Trust Shares
           2002                     7.15%        $ 149,200               0.81%              2.93%                 0.84%
           2001                    10.93           134,139               0.81               3.93                  0.85
           2000                     1.41           117,384               0.77               3.98                  0.83
           1999                     4.67           154,123               0.77               3.75                  0.87
           1998                     8.57           146,606               0.76               3.83                  0.88
Investor Shares
           2002                     6.71%        $  20,436               1.22%              2.51%                 1.36%
           2001                    10.48            18,601               1.21               3.54                  1.37
           2000                     0.90            19,443               1.17               3.59                  1.33
           1999                     4.35            25,195               1.17               3.36                  1.32
           1998                     8.05            28,159               1.16               3.43                  1.43
Flex Shares
           2002                     6.21%        $  24,587               1.70%              2.03%                 1.92%
           2001                     9.97            20,010               1.69               3.04                  1.96
           2000                     0.52            14,678               1.65               3.11                  1.95
           1999                     3.78            16,518               1.65               2.86                  2.03
           1998                     7.50             8,399               1.64               2.95                  2.10
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           2002                     7.53%        $ 164,624               0.70%              3.72%                 0.75%
           2001                    10.02           107,674               0.70               5.62                  0.76
           2000                     2.33           125,355               0.67               5.60                  0.79
           1999                     4.75           135,256               0.67               5.28                  0.77
           1998                     7.12           137,488               0.66               5.75                  0.77
Investor Shares
           2002                     7.16%        $   1,578               0.96%              3.50%                 2.06%
           2001                     9.84               849               0.95               5.39                  2.28
           2000                     1.93             1,194               0.92               5.31                  1.09
           1999                     4.47             2,214               0.92               5.03                  1.52
           1998                     6.95             2,705               0.91               5.50                  1.51
Flex Shares
           2002                     6.83%        $  15,930               1.31%              2.88%                 1.98%
           2001                     9.50             3,452               1.30               4.99                  2.60
           2000                     1.71             1,706               1.27               4.97                  2.38
           1999                     4.14             2,119               1.27               4.69                  2.42
           1998                     6.49             1,543               1.26               5.16                  2.72


                                      RATIO OF
                                     NET INVESTMENT
                                        INCOME TO
                                   AVERAGE NET ASSETS     PORTFOLIO
                                   (EXCLUDING WAIVERS     TURNOVER
                                   AND REIMBURSEMENTS)      RATE
                                   -------------------     --------
INVESTMENT GRADE BOND FUND
Trust Shares
           2002                             4.79%            123%
           2001                             6.14             131
           2000                             5.98             202
           1999                             5.17             221
           1998                             5.57             109
Investor Shares
           2002                             4.22%            123%
           2001                             5.56             131
           2000                             5.40             202
           1999                             4.68             221
           1998                             5.05             109
Flex Shares
           2002                             3.65%            123%
           2001                             4.95             131
           2000                             4.81             202
           1999                             4.06             221
           1998                             4.30             109
INVESTMENT GRADE TAX-EXEMPT BOND FUND
Trust Shares
           2002                             2.90%            311%
           2001                             3.89             285
           2000                             3.92             226
           1999                             3.65             224
           1998                             3.71             378
Investor Shares
           2002                             2.37%            311%
           2001                             3.38             285
           2000                             3.43             226
           1999                             3.21             224
           1998                             3.16             378
Flex Shares
           2002                             1.81%            311%
           2001                             2.77             285
           2000                             2.81             226
           1999                             2.48             224
           1998                             2.49             378
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           2002                             3.67%            410%
           2001                             5.56             532
           2000                             5.48             384
           1999                             5.18             379
           1998                             5.64             163
Investor Shares
           2002                             2.40%            410%
           2001                             4.06             532
           2000                             5.14             384
           1999                             4.43             379
           1998                             4.90             163
Flex Shares
           2002                             2.21%            410%
           2001                             3.69             532
           2000                             3.86             384
           1999                             3.54             379
           1998                             3.70             163





     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                  NET ASSET                        NET REALIZED AND   DISTRIBUTIONS
                                    VALUE             NET         UNREALIZED GAINS      FROM NET       DISTRIBUTIONS    NET ASSET
                                  BEGINNING       INVESTMENT          (LOSSES)         INVESTMENT      FROM REALIZED    VALUE END
                                  OF PERIOD         INCOME         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                                 ----------        ---------       ---------------     -------------   -------------    ---------
MARYLAND MUNICIPAL BOND FUND (A)
Trust Shares
           2002                    $10.12           $ 0.38            $ 0.20            $(0.38)              --           $10.32
           2001                      9.46             0.42              0.66             (0.42)              --            10.12
           2000                     10.06             0.42             (0.60)            (0.42)              --             9.46
           1999 (1)                 10.22             0.20             (0.15)            (0.20)          $(0.01)           10.06
For the years ended November 30:
           1998                      9.95             0.42              0.27             (0.42)              --            10.22
           1997                      9.76             0.43              0.19             (0.43)              --             9.95
Flex Shares
           2002                    $10.14           $ 0.29            $ 0.20            $(0.29)              --           $10.34
           2001                      9.48             0.33              0.66             (0.33)              --            10.14
           2000                     10.08             0.33             (0.60)            (0.33)              --             9.48
           1999 (1)                 10.24             0.15             (0.15)            (0.15)          $(0.01)           10.08
For the years ended November 30:
           1998                      9.96             0.33              0.28             (0.33)              --            10.24
           1997                      9.76             0.34              0.20             (0.34)              --             9.96
SHORT-TERM BOND FUND
Trust Shares
           2002                    $10.04           $ 0.46            $(0.03)           $(0.46)              --           $10.01
           2001                      9.65             0.56              0.39             (0.56)              --            10.04
           2000                      9.91             0.53             (0.25)            (0.53)          $(0.01)            9.65
           1999                     10.05             0.51             (0.10)            (0.52)           (0.03)            9.91
           1998                      9.90             0.55              0.16             (0.55)           (0.01)           10.05
Investor Shares
           2002                    $10.06           $ 0.44            $(0.02)           $(0.44)              --           $10.04
           2001                      9.67             0.54              0.39             (0.54)              --            10.06
           2000                      9.93             0.51             (0.25)            (0.51)          $(0.01)            9.67
           1999                     10.07             0.49             (0.10)            (0.50)           (0.03)            9.93
           1998                      9.91             0.53              0.17             (0.53)           (0.01)           10.07
Flex Shares
           2002                    $10.06           $ 0.40            $(0.03)           $(0.40)              --           $10.03
           2001                      9.67             0.52              0.39             (0.52)              --            10.06
           2000                      9.93             0.48             (0.25)            (0.48)          $(0.01)            9.67
           1999                     10.07             0.47             (0.11)            (0.47)           (0.03)            9.93
           1998                      9.91             0.50              0.17             (0.50)           (0.01)           10.07
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares
           2002                    $10.13           $ 0.37            $ 0.10            $(0.37)          $(0.03)          $10.20
           2001                      9.85             0.49              0.28             (0.49)              --            10.13
           2000                      9.95             0.46             (0.10)            (0.46)              --             9.85
           1999                      9.97             0.47             (0.02)            (0.47)              --             9.95
           1998                      9.88             0.51              0.10             (0.52)              --             9.97
Investor Shares
           2002                    $10.13           $ 0.35            $ 0.08            $(0.35)          $(0.03)          $10.19
           2001                      9.85             0.48              0.28             (0.48)              --            10.13
           2000                      9.95             0.45             (0.10)            (0.45)              --             9.85
           1999                      9.96             0.46             (0.01)            (0.46)              --             9.95
           1998                      9.88             0.49              0.09             (0.50)              --             9.96
Flex Shares
           2002                    $10.11           $ 0.33            $ 0.10            $(0.33)          $(0.03)          $10.18
           2001                      9.83             0.46              0.28             (0.46)              --            10.11
           2000                      9.93             0.42             (0.10)            (0.42)              --             9.83
           1999                      9.94             0.44             (0.02)            (0.43)              --             9.93
           1998                      9.85             0.47              0.10             (0.48)              --             9.94
STRATEGIC INCOME FUND
Trust Shares
           2002 (2)                $10.00           $ 0.27            $(0.20)           $(0.27)              --           $ 9.80
Flex Shares
           2002 (2)                $10.00           $ 0.25            $(0.20)           $(0.25)              --           $ 9.80


+    Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)  For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2)  Commenced operations on November 30, 2001. All ratios for the period have been annualized.

--------------------------------------------------------------------------------

                                                                                                                RATIO OF
                                                                                             RATIO OF            EXPENSES TO
                                                     NET ASSETS          RATIO OF         NET INVESTMENT     AVERAGE NET ASSETS
                                       TOTAL           END OF           EXPENSES TO          INCOME TO       (EXCLUDING WAIVERS
                                    RETURN (+)      PERIOD (000)    AVERAGE NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)
                                   -----------     --------------   ------------------  ------------------  --------------------
MARYLAND MUNICIPAL BOND FUND (A)
Trust Shares
           2002                     5.80%         $  33,668               0.71%              3.69%                 0.79%
           2001                    11.59             26,526               0.72               4.16                  0.82
           2000                    (1.78)            26,176               0.68               4.24                  0.80
           1999 (1)                 0.48             29,658               0.70               3.83                  1.37
For the years ended November 30:
           1998                     7.03             19,115               0.62               4.11                  1.15
           1997                     6.50             11,461               0.63               4.38                  1.16
Flex Shares
           2002                     4.84%         $  23,215               1.64%              2.75%                 1.83%
           2001                    10.59             12,090               1.63               3.24                  1.97
           2000                    (2.66)             6,212               1.59               3.34                  1.95
           1999 (1)                 0.05              7,723               1.59               2.94                  1.98
For the years ended November 30:
           1998                     6.17              3,246               1.57               3.16                  1.96
           1997                     5.64                561               1.54               3.43                  2.00
SHORT-TERM BOND FUND
Trust Shares
           2002                     4.29%        $  305,884               0.70%              4.48%                 0.75%
           2001                    10.13            215,458               0.70               5.71                  0.76
           2000                     2.87            180,402               0.67               5.40                  0.76
           1999                     4.06            209,904               0.67               5.12                  0.77
           1998                     7.31            120,422               0.66               5.47                  0.79
Investor Shares
           2002                     4.19%          $  5,767               0.91%              4.28%                 1.26%
           2001                     9.90              4,176               0.90               5.47                  1.71
           2000                     2.67              1,446               0.87               5.20                  1.75
           1999                     3.88              1,825               0.87               4.92                  1.59
           1998                     7.19              1,949               0.86               5.27                  1.71
Flex Shares
           2002                     3.75%         $  26,392               1.26%              3.89%                 1.87%
           2001                     9.60             10,682               1.25               5.09                  2.17
           2000                     2.31              2,065               1.22               4.85                  2.41
           1999                     3.50              2,341               1.22               4.55                  2.33
           1998                     6.84              2,110               1.21               4.93                  2.85
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares

           2002                     4.69%        $  107,169               0.70%              3.57%                 0.76%
           2001                     8.02             88,398               0.71               4.95                  0.78
           2000                     3.75             72,570               0.67               4.70                  0.79
           1999                     4.59             56,027               0.67               4.69                  0.78
           1998                     6.30             46,920               0.66               5.19                  0.84
Investor Shares
           2002                     4.44%          $  4,735               0.86%              3.36%                 1.41%
           2001                     7.87              2,179               0.85               4.81                  1.56
           2000                     3.58              2,066               0.82               4.50                  1.44
           1999                     4.54              2,799               0.82               4.54                  1.34
           1998                     6.04              3,277               0.81               5.07                  1.33
Flex Shares
           2002                     4.29%         $  70,720               1.11%              3.09%                 1.81%
           2001                     7.67             27,861               1.10               4.45                  1.96
           2000                     3.34              5,391               1.07               4.26                  2.04
           1999                     4.32              4,931               1.07               4.22                  2.25
           1998                     5.90              1,413               1.06               4.81                  2.87
STRATEGIC INCOME FUND
Trust Shares
           2002 (2)                 0.74%         $  43,717               0.94%              6.07%                 1.04%
Flex Shares
           2002 (2)                 0.55%         $  39,490               1.53%              5.49%                 2.07%

                                          RATIO OF
                                       NET INVESTMENT
                                          INCOME TO
                                     AVERAGE NET ASSETS     PORTFOLIO
                                     (EXCLUDING WAIVERS     TURNOVER
                                     AND REIMBURSEMENTS)      RATE
                                     ------------------     ----------
MARYLAND MUNICIPAL BOND FUND (A)
Trust Shares
           2002                            3.61%             45%
           2001                            4.06              42
           2000                            4.12              14
           1999 (1)                        3.16              19
For the years ended November 30:
           1998                            3.58              12
           1997                            3.85               5
Flex Shares
           2002                            2.56%             45%
           2001                            2.90              42
           2000                            2.98              14
           1999 (1)                        2.55              19
For the years ended November 30:
           1998                            2.77              12
           1997                            2.97               5
SHORT-TERM BOND FUND
Trust Shares
           2002                            4.43%            142%
           2001                            5.65              87
           2000                            5.31              70
           1999                            5.02             108
           1998                            5.34              87
Investor Shares
           2002                            3.93%            142%
           2001                            4.66              87
           2000                            4.32              70
           1999                            4.20             108
           1998                            4.42              87
Flex Shares
           2002                            3.28%            142%
           2001                            4.17              87
           2000                            3.66              70
           1999                            3.44             108
           1998                            3.29              87
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares
           2002                            3.51%            117%
           2001                            4.88              87
           2000                            4.58              50
           1999                            4.58              57
           1998                            5.01              39
Investor Shares
           2002                            2.81%            117%
           2001                            4.10              87
           2000                            3.88              50
           1999                            4.02              57
           1998                            4.55              39
Flex Shares
           2002                            2.39%            117%
           2001                            3.59              87
           2000                            3.29              50
           1999                            3.04              57
           1998                            3.00              39
STRATEGIC INCOME FUND
Trust Shares
           2002 (2)                        5.97%             43%
Flex Shares
           2002 (2)                        4.95%             43%

(A) On May 24, 1999, the CrestFund Maryland Municipal Bond Fund exchanged all of its assets and certain liabilities for shares of the Maryland Municipal Bond Fund. The CrestFund Maryland Municipal Bond Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or have been rounded to $0.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
                                                                              81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE             NET         UNREALIZED GAINS      FROM NET       DISTRIBUTIONS    NET ASSET
                                 BEGINNING       INVESTMENT          (LOSSES)         INVESTMENT      FROM REALIZED    VALUE END
                                 OF PERIOD         INCOME         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                                ----------      ------------      ---------------     ------------   --------------    ---------
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           2002                    $10.38           $ 0.54             $ 0.26             $(0.54)        $(0.17)         $10.47
           2001                      9.86             0.58               0.52              (0.58)            --           10.38
           2000                     10.28             0.58              (0.42)             (0.58)            --            9.86
           1999                     10.46             0.59              (0.18)             (0.59)            --           10.28
           1998                     10.02             0.61               0.44              (0.61)            --           10.46
Investor Shares
           2002                    $10.38           $ 0.50             $ 0.26             $(0.50)        $(0.17)         $10.47
           2001                      9.86             0.54               0.52              (0.54)            --           10.38
           2000                     10.28             0.54              (0.42)             (0.54)            --            9.86
           1999                     10.45             0.54              (0.17)             (0.54)            --           10.28
           1998                     10.02             0.57               0.43              (0.57)            --           10.45
Flex Shares
           2002                    $10.38           $ 0.45             $ 0.27             $(0.45)        $(0.17)         $10.48
           2001                      9.86             0.49               0.52              (0.49)            --           10.38
           2000                     10.28             0.49              (0.42)             (0.49)            --            9.86
           1999                     10.46             0.49              (0.18)             (0.49)            --           10.28
           1998                     10.02             0.52               0.44              (0.52)            --           10.46
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
Trust Shares
           2002                    $10.14           $ 0.40             $ 0.15             $(0.40)            --          $10.29
           2001                      9.58             0.42               0.56              (0.42)            --           10.14
           2000                     10.20             0.43              (0.57)             (0.43)        $(0.05)           9.58
           1999(1)                  10.44             0.21              (0.17)             (0.21)         (0.07)          10.20
For years ended November 30:
           1998                     10.31             0.45               0.17              (0.45)         (0.04)          10.44
           1997                     10.22             0.46               0.09              (0.46)            --           10.31
Investor Shares
           2002                    $10.14           $ 0.39             $ 0.16             $(0.40)            --          $10.29
           2001                      9.59             0.42               0.55              (0.42)            --           10.14
           2000                     10.20             0.42              (0.56)             (0.42)        $(0.05)           9.59
           1999(1)                  10.45             0.22              (0.18)             (0.22)         (0.07)          10.20
For years ended November 30:
           1998                     10.31             0.46               0.17              (0.45)         (0.04)          10.45
           1997                     10.21             0.47               0.09              (0.46)            --           10.31
VIRGINIA MUNICIPAL BOND FUND (A)
Trust Shares
           2002                    $10.29           $ 0.41             $ 0.19             $(0.41)            --          $10.48
           2001                      9.64             0.45               0.65              (0.45)            --           10.29
           2000                     10.43             0.45              (0.78)             (0.45)        $(0.01)           9.64
           1999(1)                  10.68             0.22              (0.19)             (0.22)         (0.06)          10.43
For years ended November 30:
           1998                     10.44             0.47               0.27              (0.47)         (0.03)          10.68
           1997                     10.28             0.48               0.17              (0.48)         (0.01)          10.44
Flex Shares
           2002                    $10.34           $ 0.31             $ 0.19             $(0.31)            --          $10.53
           2001                      9.68             0.35               0.66              (0.35)            --           10.34
           2000                     10.48             0.36              (0.79)             (0.36)        $(0.01)           9.68
           1999(1)                  10.73             0.17              (0.18)             (0.18)         (0.06)          10.48
For years ended November 30:
           1998                     10.48             0.37               0.28              (0.37)         (0.03)          10.73
           1997                     10.31             0.39               0.18              (0.39)         (0.01)          10.48

+    Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A)  On May 24, 1999, the CrestFund Virginia Intermediate Municipal Bond and the CrestFund Virginia Municipal Bond Funds
     exchanged all of their assets and certain liabilities for shares of the Virginia Intermediate Municipal Bond and the
     Virginia Municipal Bond Funds, respectively. The CrestFund Virginia Intermediate Municipal Bond and the CrestFund
     Virginia Municipal Bond Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------

                                                                                                                 RATIO OF
                                                                                            RATIO OF            EXPENSES TO
                                                   NET ASSETS          RATIO OF         NET INVESTMENT     AVERAGE NET ASSETS
                                    TOTAL           END OF           EXPENSES TO          INCOME TO       (EXCLUDING WAIVERS
                                  RETURN (+)      PERIOD (000)    AVERAGE NET ASSETS  AVERAGE NET ASSETS   AND REIMBURSEMENTS)
                                  ----------     --------------   ------------------  -------------------  -------------------
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           2002                     7.90%        $  168,609             0.82%                5.09%                0.85%
           2001                    11.41            148,666             0.81                 5.66                 0.85
           2000                     1.63             85,420             0.77                 5.77                 0.84
           1999                     3.90            102,167             0.77                 5.58                 0.88
           1998                    10.76             34,899             0.76                 5.93                 0.92
Investor Shares
           2002                     7.47%          $  8,483             1.22%                4.70%                1.40%
           2001                    10.95              6,617             1.21                 5.21                 1.83
           2000                     1.19              1,407             1.17                 5.34                 2.14
           1999                     3.56              2,534             1.17                 5.17                 1.60
           1998                    10.23              3,225             1.16                 5.53                 1.76
Flex Shares
           2002                     7.06%         $  31,922             1.73%                4.17%                1.93%
           2001                    10.45             21,617             1.72                 4.71                 2.04
           2000                     0.70              7,750             1.68                 4.85                 2.28
           1999                     2.99             11,520             1.68                 4.66                 2.08
           1998                     9.78              4,022             1.67                 5.02                 2.32
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
Trust Shares
           2002                     5.52%        $  191,406             0.75%                3.86%                0.75%
           2001                    10.39            194,849             0.73                 4.23                 0.75
           2000                    (1.31)           202,209             0.76                 4.35                 0.76
           1999(1)                  0.42            240,083             0.84                 4.12                 1.18
For years ended November 30:
           1998                     6.10            243,606             0.79                 4.33                 0.97
           1997                     5.55            237,096             0.78                 4.57                 0.93
Investor Shares
           2002                     5.47%          $  7,257             0.79%                3.82%                1.11%
           2001                    10.23              6,197             0.76                 4.20                 1.11
           2000                    (1.24)             6,808             0.79                 4.33                 0.94
           1999(1)                  0.35              7,706             0.79                 4.17                 0.93
For years ended November 30:
           1998                     6.19              7,899             0.79                 4.33                 0.94
           1997                     5.65              7,826             0.79                 4.56                 0.94
VIRGINIA MUNICIPAL BOND FUND (A)
Trust Shares
           2002                     5.90%         $  56,586             0.77%                3.90%                0.77%
           2001                    11.51             56,573             0.77                 4.40                 0.78
           2000                    (3.18)            48,980             0.74                 4.53                 0.79
           1999(1)                  0.27             31,939             0.76                 4.20                 1.30
For years ended November 30:
           1998                     7.19             29,252             0.69                 4.41                 1.10
           1997                     6.46             20,044             0.69                 4.65                 1.09
Flex Shares
           2002                     4.93%         $  13,428             1.70%                2.97%                1.88%
           2001                    10.58              7,983             1.69                 3.47                 2.00
           2000                    (4.13)             5,367             1.65                 3.61                 2.08
           1999(1)                 (0.16)             6,939             1.65                 3.32                 1.91
For years ended November 30:
           1998                     6.24              3,697             1.64                 3.46                 1.92
           1997                     5.58              1,476             1.60                 3.73                 2.00

                                        RATIO OF
                                      NET INVESTMENT
                                         INCOME TO
                                   AVERAGE NET ASSETS     PORTFOLIO
                                  (EXCLUDING WAIVERS      TURNOVER
                                   AND REIMBURSEMENTS)      RATE
                                  ---------------------  -----------
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           2002                           5.06%            262%
           2001                           5.62             207
           2000                           5.70              29
           1999                           5.47              19
           1998                           5.77              14
Investor Shares
           2002                           4.52%            262%
           2001                           4.59             207
           2000                           4.37              29
           1999                           4.74              19
           1998                           4.93              14
Flex Shares
           2002                           3.97%            262%
           2001                           4.39             207
           2000                           4.25              29
           1999                           4.26              19
           1998                           4.37              14
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
Trust Shares
           2002                           3.86%             33%
           2001                           4.21              32
           2000                           4.35              18
           1999(1)                        3.78              19
For years ended November 30:
           1998                           4.15              24
           1997                           4.42              30
Investor Shares
           2002                           3.50%             33%
           2001                           3.85              32
           2000                           4.18              18
           1999(1)                        4.03              19
For years ended November 30:
           1998                           4.18              24
           1997                           4.41              30
VIRGINIA MUNICIPAL BOND FUND (A)
Trust Shares
           2002                           3.90%             38%
           2001                           4.39              60
           2000                           4.48              19
           1999(1)                        3.66               7
For years ended November 30:
           1998                           4.00              28
           1997                           4.25              39
Flex Shares
           2002                           2.79%             38%
           2001                           3.16              60
           2000                           3.18              19
           1999(1)                        3.06               7
For years ended November 30:
           1998                           3.18              28
           1997                           3.33              39








     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty funds as of May 31, 2002: the Balanced Fund, the Capital Appreciation Fund, the Information and Technology Fund (formerly the E-Commerce Opportunity Fund), the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Moderate Growth Fund, the Life Vision Aggressive Growth Fund, the Life Vision Growth and Income Fund, the Mid-Cap Equity Fund, the Mid Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, the Vantage Fund (collectively the "Equity Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds" or the "Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund, the Virginia Tax-Free Money Market Fund (formerly the Tax-Free Money Market Fund) (collectively the "Retail Money Market Funds"), the Classic Institutional Short-Term Bond Fund, the Classic Institutional Super Short Income Plus Fund, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund, the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Fixed Income Funds. The financial statements of the Equity Funds, the Retail Money Market Funds, and the Institutional Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Trust:

     SECURITY VALUATION -- Investment securities held by the Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Securities for which current market quotations are not readily available, of which there are none as of May 31, 2002, are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

--------------------------------------------------------------------------------



     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Florida Tax-Exempt
     Bond, the Georgia Tax-Exempt Bond, the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the U.S. Government Securities, and the Virginia Intermediate Municipal Bond Funds is equal to the net asset value per share plus a sales load of 3.75%. The maximum offering price per share for Investor shares of the Short-Term U.S. Treasury Securities Fund is equal to the net asset value per share plus a sales load of 1.00%. The maximum offering price per share for Investor shares of the Short-Term Bond Fund is equal to the net asset value per share plus a sales load of 2.00%. The maximum offering price per share for Investor shares of the Limited-Term Federal Mortgage Securities Fund is equal to the net asset value per share plus a sales load of 2.50%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Strategic Income Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Strategic Income Fund isolates the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

     The Strategic Income Fund reports gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Strategic Income Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

     The following forward foreign currency contracts were outstanding on May 31, 2002:

                                                        IN         UNREALIZED
                                   CONTRACTS TO      EXCHANGE     APPRECIATION
                                  DELIVER/RECEIVE       FOR       (DEPRECIATION)
     MATURITY DATES                   (000)            (000)          (000)
     ------------                 ------------      ------------   ------------
     FOREIGN CURRENCY PURCHASES
     06/05/2002  EUR                    3,204            $2,992          $  1
     FOREIGN CURRENCY SALES
     06/05/2002  EUR                    3,500             3,079          (191)
     08/30/2002  EUR                    3,200             2,977            -
     06/05/2002  EUR                    2,300             2,026          (123)
     06/05/2002  CAD                    1,560               981           (40)
     06/05/2002  AUD                    1,400               729           (64)
     06/05/2002  AUD                    1,150               607           (44)
     06/05/2002  CAD                    1,000               632           (22)
     06/05/2002  GBP                      700               990           (34)
     06/05/2002  GBP                      390               554           (17)
     CURRENCY LEGEND
     AUD -- Australian Dollar
     CAD -- Canadian Dollar
     EUR -- Euro Dollar
     GBP -- British Pound

     TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA

--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


     purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions from net investment income for each of the Fixed Income Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on June 1, 2001. Prior to June 1, 2001, the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund,
     Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Funds were required to record a cumulative effect adjustment of $6,306, $2,020, $0, $2,833, $31,029 and $4,382, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were a reclassification between net investment income and net unrealized appreciation of securities and therefore did not impact the total net assets or the net assets value per share of the Fund. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $1,425, $205, $0, $488, $6,678, and $3,381, respectively. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. There was no effect on the financial highlights of the above funds.

     Per share ratios and supplemental data for periods prior to May 31, 2002 have not been restated to reflect this change in presentation.

     Effective June 1, 2001, the Funds also began to classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income, as required by the Guide. The effect of the accounting changes had no impact on the total net assets of the Funds or the Funds' net asset values.

     The effect of this change for the period ended May 31, 2002, was to increase (decrease) net investment income by $(1,498,090), $(636,081), $14,338, $(7,610) and $(45,992) for the Investment Grade Bond Fund,
     Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Strategic Income Fund, and U.S. Government Securities Fund, respectively.

     The effect of this change on the financial highlights is as follows:

                                                RATIO OF NET INVESTMENT
                                                      INCOME TO
                                                  AVERAGE NET ASSETS
                                               ------------------------
                                                   BEFORE      AFTER
                                                  ADOPTION   ADOPTION
                                                  ---------  ---------
     Investment Grade Bond Fund
       Trust Shares .............................    4.97%     4.81%
       Investor Shares ..........................    4.55      4.40
       Flex Shares ..............................    4.07      3.90
     Limited-Term Federal Mortgage Securities Fund
       Trust Shares .............................    4.18      3.72
       Investor Shares ..........................    3.96      3.50
       Flex Shares ..............................    3.68      2.88
     Short-Term Bond Fund
       Trust Shares .............................    4.47      4.48
       Investor Shares ..........................    4.28      4.28
       Flex Shares ..............................    3.88      3.89
     Strategic Income Fund
       Trust Shares .............................    6.10      6.07
       Flex Shares ..............................    5.52      5.49
     U.S. Government Securities Fund
       Trust Shares .............................    5.11      5.09
       Investor Shares ..........................    4.73      4.70
       Flex Shares ..............................    4.19      4.17

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the

--------------------------------------------------------------------------------


Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. For the period ended May 31, 2002, the following Funds paid the Distributor through a reduction in the yield earned by the Funds on those repurchase agreements:

                                                         FEES
                                                     ------------
Florida Tax-Exempt Bond Fund .......................  $ 4,114
Georgia Tax-Exempt Bond Fund .......................    2,323
High Income Fund ...................................    1,077
Investment Grade Bond Fund .........................   21,542
Investment Grade Tax-Exempt Bond Fund ..............   76,053
Limited-Term Federal Mortgage Bond Fund ............    4,816
Strategic Income Fund ..............................      236
U.S. Government Securities Fund ....................      120


4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SunTrust Securities Inc. ("STS"), a wholly- owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides shareholder support and other account-related services. Shareholder service fees (including out of pocket expenses) paid to STS for the year or period ended May 31, 2002 were:

Florida Tax-Exempt Bond Fund .......................  $ 3,380
Georgia Tax-Exempt Bond Fund .......................    2,738
High Income Fund ...................................      923
Investment Grade Bond Fund .........................   23,216
Investment Grade Tax-Exempt Bond Fund ..............    4,512
Limited-Term Federal Mortgage Bond Fund ............    3,318
Maryland Municipal Bond Fund .......................    1,218
Short-Term Bond Fund ...............................    7,234
Short-Term U.S. Treasury Securities Fund ...........    3,639
Strategic Income Fund ..............................      566
U.S. Government Securities Fund ....................    4,992
Virginia Intermediate Municipal Bond Fund ..........    4,953
Virginia Municipal Bond Fund .......................    1,711


The Trust and the Distributor are parties to a Distribution and Service Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

5. Investment Advisory and Custodian Agreements:

The Trust and Trusco Capital Management, Inc. (the "Investment Adviser") have entered into advisory agreements dated May 29, 1992, June 15, 1993, December 20, 1993, and last amended as of April 8, 2002.

Under terms of the respective amended agreements, the Funds are charged the following annual fees based upon average daily net assets:

                                                                    MAXIMUM
                                                                  FLEX SHARE
                                                       MAXIMUM      DISTRI-
                                          MAXIMUM     INVESTOR      BUTION
                                          ANNUAL        SHARE         AND
                                         ADVISORY      DISTRI-      SERVICE
                                            FEE      BUTION FEE       FEE
                                         --------   ------------  -----------
Florida Tax-Exempt Bond Fund ............  0.65%       0.18%         1.00%
Georgia Tax-Exempt Bond Fund ............  0.65%       0.18%         1.00%
High Income Fund ........................  0.80%         --          1.00%
Investment Grade Bond Fund ..............  0.74%       0.43%         1.00%
Investment Grade Tax-Exempt Bond Fund ...  0.74%       0.43%         1.00%
Limited-Term Federal Mortgage
 Securities Fund ........................  0.65%       0.23%         1.00%
Maryland Municipal Bond Fund ............  0.65%         --          1.00%
Short-Term Bond Fund ....................  0.65%       0.23%         1.00%
Short-Term U.S. Treasury Securities Fund   0.65%       0.18%         1.00%
Strategic Income Fund ...................  0.85%         --          1.00%
U.S. Government Securities Fund .........  0.74%       0.38%         1.00%
Virginia Intermediate Municipal Bond Fund  0.65%       0.15%           --
Virginia Municipal Bond Fund ............  0.65%         --          1.00%

The Investment Adviser and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank acts as Custodian for all of the Funds except the Strategic Income Fund, which utilizes the Bank of New York as Custodian. Fees of the Custodians are paid on the basis of net assets and transaction fees of the Funds. The Custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


6. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government securities, for the year ended May 31, 2002, were as follows:

                                                PURCHASES    SALES
                                                 (000)       (000)
                                               ----------   --------
Florida Tax-Exempt Bond Fund ................... $143,517  $120,025
Georgia Tax-Exempt Bond Fund ...................   28,236    23,871
High Income Fund ...............................   79,358    20,662
Investment Grade Bond Fund .....................  525,247   522,748
Investment Grade Tax-Exempt Bond Fund ..........  475,569   466,656
Limited-Term Federal Mortgage Securities Fund ..   28,246    28,463
Maryland Municipal Bond Fund ...................   36,306    20,029
Short-Term Bond Fund ...........................  216,135   136,939
Strategic Income Fund ..........................   53,339     2,115
Virginia Intermediate Municipal Bond Fund ......   61,661    77,662
Virginia Municipal Bond Fund ...................   29,631    24,303

The cost of purchases and proceeds from sales of U.S. Government securities were:

                                                PURCHASES    SALES
                                                 (000)       (000)
                                               ----------   --------
 Investment Grade Bond Fund .................... $617,340  $585,718
 Limited-Term Federal Mortgage Securities Fund .  557,993   498,863
 Short-Term Bond Fund ..........................  224,317   239,076
 Short-Term U.S. Treasury Securities Fund ......  217,491   157,976
 Strategic Income Fund .........................   48,654    18,968
 U.S. Government Securities Fund ...............  541,742   513,609

7. Investment Risks:

The Strategic Income Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Strategic Income Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Strategic Income Fund to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

8. Federal Tax Information:

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, have been reclassified to/from the following accounts.

                                              UNDISTRIBUTED
                                                   NET      ACCUMULATED
                                               INVESTMENT     REALIZED
                                                 INCOME      GAIN/LOSS
                                                  (000)         (000)
                                                 --------     --------
 Investment Grade Bond Fund ....................  1,498       (1,498)
 Limited-Term Federal Mortgage Securities Fund .   $635        $(635)
 Short-Term Bond Fund ..........................    (14)          14
 Strategic Income Fund .........................     (2)           2
 U.S. Government Securities Fund ...............     44          (44)

The tax character of dividends and distributions paid during the years ended May 31, 2002 and May 31, 2001 were as follows (000):

                           ORDINARY          LONG-TERM
                            INCOME         CAPITAL GAINS         TOTALS
                        2002      2001     2002    2001      2002      2001
                       ------    ------    ----    ----     ------    ------
Florida Tax-Exempt
   Bond Fund ......... $  389   $   172    $452     --      $  841    $  172
Georgia Tax-Exempt
   Bond Fund .........      6        31      --     --           6        31
High Income Fund .....  2,410       595      --     --       2,410       595
Investment Grade
   Bond Fund ......... 46,104    58,990      --     --      46,104    58,990
Investment Grade
   Tax-Exempt
   Bond Fund .........  3,454       538     708     --       4,162       538
Limited-Term
   Federal Mortgage
   Securities Fund ...  5,298     6,541     202     --       5,500     6,541
Maryland Municipal
   Bond Fund .........      2        --      --     --           2        --
Short-Term Bond Fund . 12,785    11,582      --     --      12,785    11,582
Short-Term
   U.S. Treasury
   Securities Fund ...  5,446        --      10     --       5,456        --
Strategic Income Fund     937        --      --     --         937        --
U.S. Government
   Securities Fund ... 12,571     7,861     775     --      13,346     7,861
Virginia Intermediate
   Municipal
   Bond Fund .........     17        49      --     --          17        49
Virginia Municipal
   Bond Fund .........      1        10      --     --           1        10



 Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------


As of May 31, 2002, the components of Distributable Earnings/(accumulated Losses) on a tax basis were as follows (000):

                   UNDISTRIBUTED  UNDISTRIBUTED   UNDISTRIBUTED   UNREALIZED
                     ORDINARY       TAX-EXEMPT      LONG-TERM    APPRECIATION
                      INCOME         INCOME       CAPITAL GAIN   (DEPRECIATION)
                    ------------  ------------    ------------    ------------
Florida Tax-Exempt
   Bond Fund ..........     --           $ --           $   72        $ 4,757
Georgia Tax-Exempt
   Bond Fund ..........     --             --               --          4,659
High Income Fund ......     --             --               --         (2,020)
Investment Grade
   Bond Fund ..........     --             --               --         10,596
Investment Grade
   Tax-Exempt
   Bond Fund .......... $2,152             --            1,146          3,800
Limited-Term
   Federal Mortgage
   Securities Fund ....     (1)            --               --          2,632
Maryland Municipal
   Bond Fund ..........     --            (24)              --          1,139
Short-Term Bond Fund ..     --             --               --          1,150
Short-Term
   U.S. Treasury
   Securities Fund ....    672             --              269          1,617
Strategic Income Fund .      2             --               --            101
U.S. Government
   Securities Fund ....     (2)            --               --          1,864
Virginia Intermediate
   Municipal
   Bond Fund ..........     --             --            1,052          5,225
Virginia Municipal
   Bond Fund ..........     --             --               --          2,140

Amounts designated as "--" are either $0 or have been rounded to $0.

The Funds had capital loss carryforwards at May 31, 2002 as follows (000):

                                                                      POST
                                     CAPITAL LOSS           POST     OCTOBER
                              CARRYFORWARDS EXPIRING      OCTOBER   CURRENCY
                            2006    2007     2008   2009    LOSS      LOSS
                            ----    ----     ----   ----   -------   --------
Georgia Tax-Exempt
   Bond Fund ..............   --     --        32    1,069      50       --
High Income Fund ..........   --     17       707       21     597       --
Investment Grade
   Bond Fund ..............   --     --    10,283   30,691   7,696       --
Limited-Term
   Federal Mortgage
   Securities Fund ........   --     --        --       --     180       --
Maryland Muni Bond Fund ...   --     --        --       20      --       --
Short-Term
   Bond Fund ..............  271     --       946      987   2,930       --
Strategic Income Fund .....   --     --        --       --      55      546
U.S. Government
   Securities Fund ........   --     --        --       --   1,347       --
Virginia Muni Bond Fund ...   --     --        --       55      --       --

Post-October losses realized on investment and foreign currency transactions from November 1, 2001 through May 31, 2002 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

At May 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the funds at May 31, 2002, were as follows:
                                  AGGREGATE     AGGREGATE           NET
                                    GROSS         GROSS          UNREALIZED
                                 UNREALIZED     UNREALIZED      APPRECIATION
                                APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                    (000)          (000)            (000)
                                ------------   ------------     ------------
 Florida Tax-Exempt Bond Fund ..  $ 4,824          $  67         $  4,757
 Georgia Tax-Exempt Bond Fund ..    4,707             48            4,659
 High Income Fund ..............    1,195          3,215           (2,020)
 Investment Grade Bond Fund ....   22,766         12,170           10,596
 Investment Grade Tax-Exempt
   Bond Fund ...................    3,936            136            3,800
 Limited-Term Federal Mortgage
   Securities Fund .............    2,635              3            2,632
 Maryland Municipal Bond Fund ..    1,190             51            1,139
 Short-Term Bond Fund ..........    4,699          3,549            1,150
 Short-Term U.S. Treasury
   Securities Fund .............    1,683             66            1,617
 Strategic Income Fund .........    1,196          1,103               93
 U.S. Government Securities Fund    2,560            696            1,864
 Virginia Intermediate Municipal
   Bond Fund ...................    5,367            142            5,225
 Virginia Municipal Bond Fund ..    2,230             90            2,140

The Investment Grade Bond Fund, Limited Term Federal Mortgage Securities Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, and U.S. Government Securities Fund had cumulative wash sales at May 31, 2002 amounting to $770,194, $23,268, $27,691, $50,247 and $187,870, respectively. These wash sales losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


9. Capital Share Transactions:

Capital Share Transactions for the Funds were as follows (000):

                                                      FLORIDA TAX-EXEMPT         GEORGIA TAX-EXEMPT
                                                           BOND FUND                  BOND FUND            HIGH INCOME FUND (1)
                                                     -------------------------   --------------------     ----------------------
                                                     06/01/01-       06/01/00-   06/01/01-   06/01/00-    06/01/01-    06/01/00-
                                                     05/31/02        05/31/01    05/31/02    05/31/01     05/31/02     05/31/01
                                                     ---------       ---------   ---------   ---------    ---------    ---------
  Trust Shares:
    Shares Issued .................................     2,853           2,121       2,225       2,355        4,037           --
    Shares Issued in Lieu of Cash Distributions ...        92              48          71          86           19           --
    Shares Redeemed ...............................    (1,904)         (1,413)     (1,922)     (2,483)         (87)          --
                                                      -------         -------     -------     -------      -------      -------
  Net Trust Share Transactions ....................     1,041             756         374         (42)       3,969           --
                                                      -------         -------     -------     -------      -------      -------
  Investor Shares:
    Shares Issued .................................        20              32          26          44           --           --
    Shares Issued in Lieu of Cash Distributions ...         7               8           6           7           --           --
    Shares Redeemed ...............................       (14)            (70)        (43)        (23)          --           --
                                                      -------         -------     -------     -------      -------      -------
  Net Investor Share Transactions .................        13             (30)        (11)         28           --           --
                                                      -------         -------     -------     -------      -------      -------
  Flex Shares:
    Shares Issued .................................     1,036             461         470         574        4,635        2,412
    Shares Issued in Lieu of Cash Distributions ...        43             25           38          28          195           50
    Shares Redeemed ...............................      (268)           (272)       (515)       (138)        (951)        (269)
                                                      -------         -------     -------     -------      -------      -------
  Net Flex Share Transactions .....................       811             214          (7)        464        3,879        2,193
                                                      -------         -------     -------     -------      -------      -------
  Net Change in Capital Shares ....................     1,865             940         356         450        7,848        2,193
                                                      =======         =======     =======     =======      =======      =======

                                                          SHORT-TERM               SHORT-TERM U.S. TREASURY          STRATEGIC
                                                           BOND FUND                   SECURITIES FUND             INCOME FUND
                                                     ------------------------      ------------------------       -------------
                                                     06/01/01-      06/01/00-      06/01/01-      06/01/00-          11/30/01*-
                                                     05/31/02       05/31/01       05/31/02       05/31/01            05/31/02
                                                     ---------      ---------      ---------      ----------         ----------
  Trust Shares:
    Shares Issued ..................................   18,276          9,013          4,611           4,067               4,694
    Shares Issued in Lieu of Cash Distributions ....      391            427             69              97                  15
    Shares Redeemed ................................   (9,574)        (6,684)        (2,898)         (2,806)               (247)
                                                      -------        -------        -------         -------             -------
  Net Trust Share Transactions .....................    9,093          2,756          1,782           1,358               4,462
                                                      -------        -------        -------         -------             -------
  Investor Shares:
    Shares Issued ..................................      633            300            982              30                  --
    Shares Issued in Lieu of Cash Distributions ....       20              9              9              10                  --
    Shares Redeemed ................................     (493)           (44)          (742)            (35)                 --
                                                      -------        -------        -------         -------             -------
  Net Investor Share Transactions ..................      160            265            249               5                  --
                                                      -------        -------        -------         -------             -------
  Flex Shares:
    Shares Issued ..................................    2,069            956          6,874           2,460               4,189
    Shares Issued in Lieu of Cash Distributions ....       49             13            127              36                  45
    Shares Redeemed ................................     (549)          (121)        (2,808)           (289)               (204)
                                                      -------        -------        -------         -------             -------
  Net Flex Share Transactions ......................    1,569            848          4,193           2,207               4,030
                                                      -------        -------        -------         -------             -------
  Net Change in Capital Shares .....................   10,822          3,869          6,224           3,570               8,492
                                                      =======        =======        =======         =======             =======

*COMMENCED OPERATIONS ON NOVEMBER 30, 2001
(1) TRUST SHARES WERE OFFERED BEGINNING ON OCTOBER 3, 2001.

--------------------------------------------------------------------------------

                                                        INVESTMENT GRADE             INVESTMENT GRADE TAX-
                                                             BOND FUND                  EXEMPT BOND FUND
                                                    -----------------------      ---------------------------
                                                    06/01/01-     06/01/00-       06/01/01-       06/01/00-
                                                    05/31/02      05/31/01        05/31/02        05/31/01
                                                    ---------     ---------       ---------       ---------
  Trust Shares:
    Shares Issued .................................   21,691        20,247           4,771           4,802
    Shares Issued in Lieu of Cash Distributions ...    1,662         2,453             252              95
    Shares Redeemed ...............................  (20,837)      (42,858)         (3,920)         (4,107)
                                                     -------       -------         -------         -------
  Net Trust Share Transactions ....................    2,516       (20,158)          1,103             790
                                                     -------       -------         -------         -------
  Investor Shares:
    Shares Issued .................................    4,568           851             299             144
    Shares Issued in Lieu of Cash Distributions ...       84           110              67              49
    Shares Redeemed ...............................   (4,694)       (1,238)           (235)           (380)
                                                     -------       -------         -------         -------
  Net Investor Share Transactions .................      (42)         (277)            131            (187)
                                                     -------       -------         -------         -------
  Flex Shares:
    Shares Issued .................................    1,926         1,153             844             795
    Shares Issued in Lieu of Cash Distributions ...      113            94              77              37
    Shares Redeemed ...............................   (1,025)         (820)           (555)           (448)
                                                     -------       -------         -------         -------
  Net Flex Share Transactions .....................    1,014           427             366             384
                                                     -------       -------         -------         -------
  Net Change in Capital Shares ....................    3,488       (20,008)          1,600             987
                                                     =======       =======         =======         =======

                                                         LIMITED-TERM FEDERAL               MARYLAND MUNICIPAL
                                                        MORTGAGE SECURITIES FUND                 BOND FUND
                                                      --------------------------         ------------------------
                                                      06/01/01-        06/01/00-          06/01/01-     06/01/00-
                                                      05/31/02         05/31/01           05/31/02      05/31/01
                                                      ---------        ---------          ---------     ---------
  Trust Shares:
    Shares Issued                                        9,229            4,772              1,175           368
    Shares Issued in Lieu of Cash Distributions            277              360                 20            27
    Shares Redeemed                                     (4,285)          (7,414)              (554)         (541)
                                                       -------          -------            -------       -------
  Net Trust Share Transactions                           5,221           (2,282)               641          (146)
                                                       -------          -------            -------       -------
  Investor Shares:
    Shares Issued                                          113               20                 --            --
    Shares Issued in Lieu of Cash Distributions              4                5                 --            --
    Shares Redeemed                                        (49)             (65)                --            --
                                                       -------          -------            -------       -------
  Net Investor Share Transactions                           68              (40)                --            --
                                                       -------          -------            -------       -------
  Flex Shares:
    Shares Issued                                        1,304              243              1,325           717
    Shares Issued in Lieu of Cash Distributions             22                8                 36            20
    Shares Redeemed                                       (125)             (83)              (308)         (201)
                                                       -------          -------            -------       -------
  Net Flex Share Transactions                            1,201              168              1,053           536
                                                       -------          -------            -------       -------
  Net Change in Capital Shares                           6,490           (2,154)             1,694           390
                                                       =======          =======            =======       =======

                                                           U.S. GOVERNMENT
                                                           SECURITIES FUND          VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                                                       -------------------------    -----------------------------------------
                                                      06/01/01-        06/01/00-          06/01/01-         06/01/00-
                                                      05/31/02         05/31/01           05/31/02          05/31/01
                                                      ---------        ---------          ---------         ---------
  Trust Shares:
    Shares Issued ..................................     6,994           10,381              1,652             1,891
    Shares Issued in Lieu of Cash Distributions ....       409              211                 11                10
    Shares Redeemed ................................    (5,627)          (4,930)            (2,287)           (3,778)
                                                      --------         --------           --------          --------
  Net Trust Share Transactions .....................     1,776            5,662               (624)           (1,877)
                                                      --------         --------           --------          --------
  Investor Shares:
    Shares Issued ..................................       275              561                231                90
    Shares Issued in Lieu of Cash Distributions ....        44               10                 18                21
    Shares Redeemed ................................      (147)             (76)              (155)             (210)
                                                      --------         --------           --------          --------
  Net Investor Share Transactions ..................       172              495                 94               (99)
                                                      --------         --------           --------          --------
  Flex Shares:
    Shares Issued ..................................     2,268            1,567                 --                --
    Shares Issued in Lieu of Cash Distributions ....       161               40                 --                --
    Shares Redeemed ................................    (1,465)            (311)                --                --
                                                      --------         --------           --------          --------
  Net Flex Share Transactions ......................       964            1,296                 --                --
                                                      --------         --------           --------          --------
  Net Change in Capital Shares .....................     2,912            7,453               (530)           (1,976)
                                                      ========         ========           ========          ========

                                                    VIRGINIA MUNICIPAL BOND FUND
                                                    ----------------------------
                                                       06/01/01-     06/01/00-
                                                       05/31/02      05/31/01
                                                       ---------     ---------
  Trust Shares:
    Shares Issued ..................................         948         1,195
    Shares Issued in Lieu of Cash Distributions ....          14            39
    Shares Redeemed ................................      (1,061)         (817)
                                                        --------      --------
  Net Trust Share Transactions .....................         (99)          417
                                                        --------      --------
  Investor Shares:
    Shares Issued ..................................          --            --
    Shares Issued in Lieu of Cash Distributions ....          --            --
    Shares Redeemed ................................          --            --
                                                        --------      --------
  Net Investor Share Transactions ..................          --            --
                                                        --------      --------
  Flex Shares:
    Shares Issued ..................................         722           387
    Shares Issued in Lieu of Cash Distributions ....          22            14
    Shares Redeemed ................................        (241)         (183)
                                                        --------      --------
  Net Flex Share Transactions ......................         503           218
                                                        --------      --------
  Net Change in Capital Shares .....................         404           635
                                                        ========      ========

NOTES TO FINANCIAL STATEMENTS   (concluded)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


10. Concentration of Credit Risk:

The Investment Grade Bond Fund and the Short-Term Bond Fund invest primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated, are determined by the investment adviser to be of comparable quality. The Investment Grade Tax-Exempt Bond Fund invests primarily in investment grade municipal securities. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2 or P-1, P-2 in the case of commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The Short-Term U.S. Treasury Securities Fund invests exclusively in obligations issued by the U.S. Treasury with a maximum remaining maturity of 3 years or less. The Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the Maryland Municipal Bond Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund invest primarily in municipal bonds concentrated in each of their respective states. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; A-1, A-2 or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The U.S. Government Securities Fund invests primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities. The Limited-Term Federal Mortgage Securities Fund invests in mortgage-related securities issued or guaranteed by U.S. Government agencies. Up to 35% of the U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may be invested in corporate, or government bonds that carry a rating of BBB or better by S&P or Baa or better by Moody's. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region, or by changing business conditions.

The High Income Fund and the Strategic Income Fund invest in high yield instruments and are subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risks of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002


To the Shareholders and Board of Trustees of STI Classic Funds:


In our opinion, the accompanying statements of net assets of Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, Investment Grade Bond Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, U.S. Government Securities Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund and the statement of assets and liabilities, including the schedule of investments, of Investment Grade Tax-Exempt Bond Fund (thirteen of the portfolios constituting STI Classic Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at May 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year or period then ended and the financial highlights of High Income Fund for each of the three years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended May 31, 2001 and the financial highlights for each of the periods ended May 31, 2001 and November 30, 1998, for all Funds except High Income Fund, were audited by other independent accountants whose reports dated July 18, 2001 and January 15, 1999, expressed unqualified opinions on those financial statements.



PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
July 15, 2002

SHAREHOLDER VOTING RESULTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002                         (UNAUDITED)


The undersigned, being the holder of all of the issued and outstanding shares of the Strategic Income Fund (the "Fund"), a series of STI Classic Funds, a Massachusetts business trust (the "Trust"), in accordance with Article V, Sections 1 and 4 of the Trust's Agreement and Declaration of Trust and in lieu of a meeting of shareholders, does hereby consent to and approve the following resolutions:

RESOLVED: That SEI Investments Mutual Funds Services (the  "Administrator")  be,
          and it hereby is, appointed to serve as Administrator of the Fund and that the Administration Agreement between the Trust and the Administrator including the schedule thereto relating to the Fund, as previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

RESOLVED: That Trusco Capital Management, Inc. (the "Adviser") be, and it hereby is, appointed to serve as Adviser to the assets of the Fund and that the Investment Advisory Agreement between the Trust and the Adviser on behalf of the fund, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

RESOLVED: That SEI Investments Distribution Co. (the "Distributor") be, and it hereby is, appointed as Distributor of the shares of the Fund and that the Distribution Agreement between the Trust and the Distributor previously approved by the Trust's Board of Trustees with respect to the Fund be, and it is hereby, approved.

RESOLVED: That the Distribution and Service Plan between the Trust and the Distributor, with respect to the Flex Shares Class, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

RESOLVED: That the Distribution Plan between the Trust and the Distributor, with respect to the Investor Shares Class, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

TRUSTEES FOR STI CLASSIC TRUST
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)



Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

--------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                        NUMBER OF
                                      OFFICE                                        PORTFOLIOS
                                        AND                 PRINCIPAL             IN STI CLASSIC
     NAME            POSITION(S)     LENGTH OF            OCCUPATION(S)               COMPLEX        OTHER DIRECTORSHIPS
   ADDRESS,           HELD WITH        TIME                DURING PAST              OVERSEEN BY            HELD BY
   AND AGE1           THE TRUST       SERVED2                5 YEARS               BOARD MEMBER3        BOARD MEMBER4
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
Thomas Gallagher, 54   Trustee       May 2000        President, Genuine Parts Company     48       Director, National Service
                                                     Wholesale Distribution, 1970 to the           Industries; Director, Oxford
                                                     present.                                      Industries. Current Trustee
                                                                                                   of STI Classic Variable Trust.
--------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, 69   Trustee       May 1992        Retired; President, Orange County    48       Current Trustee on the Board
                                                     Publishing Co., Inc., 1981 to 1997,           Board of Trustees for the
                                                     publisher of the Paoli News and the           SEI Family of Funds, The
                                                     Paoli Republican and Editor of the            Capitol Mutual Funds and
                                                     Paoli Republican, 1981 to 1997,               STI Classic Variable Trust.
                                                     President, H & W Distribution, Inc.,
                                                     1984 to 1997.
--------------------------------------------------------------------------------------------------------------------------------
James O. Robbins, 59   Trustee        May 2000        President and Chief Executive       48       Director, NCR; Director,
                                                     Officer, Cox Communications, Inc.,            Cox Communications,
                                                     1983 to the present.                          Current Trustee of STI Classic
                                                                                                   Variable Trust.
--------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, 72 Trustee      February 1998     Retired.                            48       Trustee, W.K. Kellogg Trust.
                                                                                                   Current Trustee of STI Classic
                                                                                                   Variable Trust.
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS5
-------------
Richard W. Courts, II, Trustee     November 2001     Chairman of the Board, Atlantic      48       Current Trustee of STI Classic
66                                                   Investment Company, 1970 to the               Variable Trust.
                                                     present.
--------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, 60 Trustee     November 2001     Chairman of the Board; Haverty       48       Current Trustee of STI Classic
                                                     Furniture Companies, 2001 to the              Variable Trust.
                                                     present; Partner, King and Spaulding
                                                     LLP (law firm), 1971 to 2000.
--------------------------------------------------------------------------------------------------------------------------------

1    Each trustee may be contacted by writing to c/o STI Classic Funds, SEI Investments Company, Oaks, PA 19456.
2    Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3    The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc.
     serves as investment adviser. As of May 31, 2002, the STI Classic Complex consisted of 48 Funds.
4    Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities
     Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5    Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser. Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2002                         (UNAUDITED)



For shareholders that do not have a May 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2002 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended May 31, 2002, each portfolio is designating the following items with regard to distributions paid during the year:

                                                  LONG TERM     QUALIFIED
                                                 (20% RATE)      5-YEAR      ORDINARY
                                                CAPITAL GAIN      GAIN        INCOME     TAX-EXEMPT      TOTAL       QUALIFYING
      FUND                                      DISTRIBUTION  DISTRIBUTION DISTRIBUTIONS  INTEREST   DISTRIBUTIONS   DIVIDENDS (1)
---------------------------------------------- -------------  ------------ -------------- ---------  --------------  --------------
Florida Tax-Exempt Bond Fund                        8.08%         0.00%        6.96%       84.96%       100.00%         0.00%
Georgia Tax-Exempt Bond Fund                        0.00%         0.00%        0.15%       99.85%       100.00%         0.00%
High Income Fund                                    0.00%         0.00%      100.00%        0.00%       100.00%         0.00%
Investment Grade Bond Fund                          0.00%         0.00%      100.00%        0.00%       100.00%         0.00%
Investment Grade Tax-Exempt Bond Fund               7.63%         0.00%       37.23%       55.14%       100.00%         0.00%
Limited-Term Federal Mortgage Securities Fund       3.68%         0.00%       96.32%        0.00%       100.00%         0.00%
Maryland Municipal Bond Fund                        0.00%         0.00%        0.10%       99.90%       100.00%         0.00%
Short-Term Bond Fund                                0.00%         0.00%      100.00%        0.00%       100.00%         0.00%
Short-Term U.S. Treasury Securities Fund            0.18%         0.00%       99.82%        0.00%       100.00%         0.00%
Strategic Income Fund                               0.00%         0.00%      100.00%        0.00%       100.00%         0.00%
U.S. Government Securities Fund                     5.70%         0.11%       94.19%        0.00%       100.00%         0.00%
Virginia Intermediate Municipal Bond Fund           0.00%         0.00%        0.22%       99.78%       100.00%         0.00%
Virginia Municipal Bond Fund                        0.00%         0.00%        0.04%       99.96%       100.00%         0.00%

(1)QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A
   PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

      STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by an affiliate of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                This information must be preceded or accompanied by
                   a current prospectus for each Fund described.





                                                                 STI-AR-002-0200